UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04025

AMERICAN CENTURY MUNICIPAL TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	05-31

Date of reporting period:	05-31-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   MAY 31, 2011

High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	31
Proxy Voting Results	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bond (Muni) Market Update

As described in greater detail on the following pages, muni market conditions have improved significantly since our semiannual report for the six months ended November 30, 2010. That reporting period concluded during a two-and-a-half month span (from the end of October 2010 to the middle of January 2011) when muni prices plunged and yields soared as a supply and demand imbalance (explained on page 3) roiled the market. That turbulence was compounded by overblown default fears fueled by highly publicized pessimistic analyst reports that helped trigger a wave of withdrawals from muni mutual funds.

As 2011 unfolded, muni issuance declined dramatically and demand surged—falling prices and relatively high yields attracted an influx of opportunistic “cross-over” (non-typical) buyers to the muni market. Munis rallied from mid-January through the end of the full 12-month reporting period, rewarding those who stayed the course and saw the turbulence as a buying opportunity. Muni defaults have not approached the rates projected by pessimistic pundits at the end of last year, and additional economic growth—as well as increased municipal government austerity and budget-balancing measures—have helped stabilize municipal credit conditions since then.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from our muni portfolio management team. These dedicated experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal bond (muni) indices advanced for the 12 months ended May 31, 2011 (see the table below), but these moderately positive returns masked considerable volatility, particularly during the last seven months of the period.

Munis rallied modestly through the first five months of the period as U.S. economic conditions generally improved, providing a lift to munis and other credit-sensitive instruments. But market conditions changed dramatically from November 2010 through January 2011 as a supply and demand imbalance triggered a sharp decline in the muni market. Supply rose substantially as muni issuers rushed to take advantage of the Build America Bonds (BABs) program (in which states and municipalities issue taxable securities with federally subsidized interest rates) before its expiration at the end of 2010. Meanwhile, demand cratered as credit concerns—sparked by persistent state budget deficits and exaggerated media predictions of widespread muni defaults—led to heavy outflows from muni mutual funds.

The muni market bottomed in mid-January and then rebounded during the remainder of the period as a number of opportunistic, non-traditional “cross-over” investors gravitated to relatively attractive muni yields. Limited new issuance also contributed favorably to muni market performance—new muni issuance in the first five months of 2011 fell by 51% compared with the same period in 2010, constrained by issuer austerity measures and the expiration of the BABs program, which accelerated into 2010 many new issues that would otherwise have come to market in early 2011.

However, the severe decline from November through January dropped munis to the lower end of the investment return spectrum in a 12-month period dominated by stocks and high-yield corporate bonds. In addition, munis generally trailed the returns of Treasury securities and the broad taxable bond market. Intermediate-term munis fared best as short-term munis were held in check by a stable interest rate policy from the Federal Reserve, while longer-term munis suffered disproportionately from muni fund outflows. From a credit and sector perspective, higher-quality munis outperformed lower-rated credits, while general obligation bonds outpaced tax revenue bonds. Within the revenue bond segment, essential services bonds posted the best results, while health care lagged.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2011
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	5.22%	Aggregate Bond	5.84%
Municipal High Yield Bond	4.04%	Treasury Bond	4.49%
Municipal Bond	3.18%
Long-Term Municipal Bond	1.49%

3

Performance

Total Returns as of May 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHYX	1.76%	1.16%	4.07%	4.15%(1)	3/31/98
Barclays Capital Municipal Bond Index(2)	—	3.18%	4.78%	5.02%	5.08%	—
Barclays Capital Long-Term Municipal Bond Index	—	1.49%	3.51%	5.15%	5.11%	—
Institutional Class	AYMIX	1.97%	—	—	4.11%	3/1/10
A Class No sales charge* With sales charge*	AYMAX	1.51% -3.11%	0.91% -0.01%	— —	2.98% 2.42%	1/31/03
B Class No sales charge* With sales charge*	AYMBX	0.75% -3.25%	0.16% -0.04%	— —	2.23% 2.23%	1/31/03
C Class	AYMCX	0.75%	0.13%	—	2.40%	7/24/02

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase.  C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
Effective August 1, 2010, the fund’s benchmark changed from Barclays Capital Long-Term Municipal Bond Index to Barclays Capital Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.61%	0.41%	0.86%	1.61%	1.61%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Manager: Steven Permut

Performance Summary

High-Yield Municipal returned 1.76%* for the fiscal year ended May 31, 2011. By comparison, the Barclays Capital Municipal Bond Index (representing investment-grade municipal bonds) returned 3.18%, while the Barclays Capital Municipal High Yield Bond Index (representing non-investment-grade municipal bonds) returned 4.04%**. In addition, the average return of the High-Yield Municipal Debt Funds tracked by Lipper Inc. was 1.62% for the 12-month period.*** (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the generally positive performance of municipal bond (muni) indices. The fund’s performance trailed the return of the broad, investment-grade Municipal Bond Index as lower-quality munis lagged investment-grade munis. However, the fund outpaced its Lipper peer group average.

Credit Environment

The improving economic environment over the past year led to gradual improvements in state and local tax receipts. In the first three months of 2011, state tax revenues were up more than 9% from the same period in 2010. Nonetheless, many state and local governments continue to wrestle with daunting budget deficits—holdovers from the Great Recession that have been exacerbated by lingering weakness in the labor and housing markets, as well as increasing pension and health care funding pressures. We saw credit rating downgrades across the spectrum of muni issuers, but despite dire warnings of widespread defaults, the few actual defaults were confined to smaller issuers, and the muni default rate remained at a fraction of the corporate bond default rate.

Governments at all levels are taking steps to close their budget gaps through a combination of austerity measures, reserve fund utilization, and tax increases, and we are seeing signs of progress. For example, the state of New York approved a balanced budget early for the first time since 1983, erasing a $10 billion shortfall. One added challenge for fiscal 2012 budgets is the loss of federal aid that states have received over the past several years. But we still believe that the worst of the difficulties are behind us.

Portfolio Positioning

The fund’s outperformance of its peer group average was driven in part by a greater emphasis on higher-quality securities, as the fund tends to be more conservatively positioned than many of its peers. This approach paid off during the reporting period as higher-rated securities outperformed, especially during the market volatility in late 2010 and early 2011. It was during this period that the fund generated the bulk of its outperformance versus the peer group average.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The Barclays Capital Municipal High Yield Bond Index’s average returns were 2.32% and 4.99% for the five- and ten-year periods ended May 31, 2011, respectively.

***
The average returns for Lipper High-Yield Municipal Debt Funds category were 1.30% and 3.69% for the five- and ten-year periods ended May 31, 2011, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2011 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

From a sector perspective, the largest weighting in the portfolio was land-secured bonds, which typically finance property development projects. These securities had been under pressure from the generally weak environment for real estate, but we began to see some improvements during the reporting period, especially in states that were especially hard hit by the downturn in residential and commercial real estate.

The fund also had a meaningful position in health care munis, particularly hospital-related bonds. These securities underperformed during the period as non-traditional cross-over buyers shunned unfamiliar credits in favor of larger, more liquid segments of the muni market.

Among the fund’s higher-quality holdings, we focused on essential services revenue bonds, which typically finance services such as water, sewer, and other utilities. Essential services bonds were popular among cross-over investors, and as a result they outperformed for the 12 months.

Since late 2009, the fund has been positioned for a flatter Treasury yield curve (a narrower gap between short- and long-term Treasury yields). However, this positioning weighed on performance over the past year as the Treasury yield curve grew steeper, and it remains near historically wide levels. We are confident that this positioning will pay off over time as the Treasury curve eventually reverts to more normal levels.

Outlook

As we look to the second half of 2011, we believe that the supply and demand imbalances that have impacted the muni market over the last seven months will gradually abate, and fundamental credit stories will have a greater impact on muni performance going forward. We also believe that muni defaults will remain well below the levels predicted by some analysts at the end of last year.

As a result, we intend to maintain our current positioning, which strikes a balance between lower-quality, higher-yielding securities such as land-secured and hospital bonds, and higher-quality securities such as essential services bonds.

7

Fund Characteristics

MAY 31, 2011
Portfolio at a Glance
Weighted Average Maturity	19.7 years
Average Duration (Modified)	7.9 years

30-Day SEC Yields
Investor Class	5.69%
Institutional Class	5.89%
A Class	5.19%
B Class	4.69%
C Class	4.69%
Investor Class 30-Day Tax Equivalent Yields(1)
25.00% Tax Bracket	7.59%
28.00% Tax Bracket	7.90%
33.00% Tax Bracket	8.49%
35.00% Tax Bracket	8.75%
(1)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories	% of net assets
Illinois	9.2%
Florida	8.2%
California	8.2%
Colorado	7.9%
Texas	7.4%

Top Five Sectors	% of fund investments
Land Based	22%
Hospital Revenue	14%
Electric Revenue	9%
Industrial Development/Pollution Control Revenue	9%
Project Finance Revenue	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.5%
Other Assets and Liabilities	0.5%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/10	Ending Account Value 5/31/11	Expenses Paid During Period* 12/1/10 - 5/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,010.10	$3.06	0.61%
Institutional Class	$1,000	$1,011.10	$2.06	0.41%
A Class	$1,000	$1,008.80	$4.31	0.86%
B Class	$1,000	$1,005.10	$8.05	1.61%
C Class	$1,000	$1,003.90	$8.04	1.61%
Hypothetical
Investor Class	$1,000	$1,021.89	$3.07	0.61%
Institutional Class	$1,000	$1,022.89	$2.07	0.41%
A Class	$1,000	$1,020.64	$4.33	0.86%
B Class	$1,000	$1,016.90	$8.10	1.61%
C Class	$1,000	$1,016.90	$8.10	1.61%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MAY 31, 2011

	Principal Amount	Value
Municipal Securities — 99.5%
ALABAMA — 1.7%
Courtland Industrial Development Board Environmental Improvement Rev., Series 2003 B, (International Paper Co.), 6.25%, 8/1/25(1)	$2,500,000	$2,530,700
Selma Industrial Development Board Gulf Opportunity Zone Rev., Series 2010 A, (International Paper Co.), 5.80%, 5/1/34(1)	1,500,000	1,505,085
		4,035,785
ARIZONA — 4.1%
Mohave County Industrial Development Auth. Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25(1)	500,000	550,315
Pronghorn Ranch Community Facilities District GO, 6.40%, 7/15/29(1)	3,015,000	2,672,617
Quailwood Meadows Community Facilities District GO, 6.00%, 7/15/22(2)	1,120,000	1,029,459
Quailwood Meadows Community Facilities District GO, 6.125%, 7/15/29(2)	2,000,000	1,719,100
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39(1)	2,000,000	2,062,920
Sundance Community Facilities District GO, 6.25%, 7/15/14, Prerefunded at 100% of Par(2)(3)	395,000	460,381
Sundance Community Facilities District No. 2 Special Assessment Rev., 7.125%, 7/1/27(2)	765,000	724,210
Sundance Community Facilities District No. 3 Special Assessment Rev., 6.50%, 7/1/29	495,000	432,704
		9,651,706
CALIFORNIA — 8.2%
California Educational Facilities Auth. Rev., Series 2008 B, (Chapman University), VRDN, 0.15%, 6/1/11 (LOC: Bank of America N.A.)	900,000	900,000
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38(1)	2,000,000	2,086,660
California Mobilehome Park Financing Auth. Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36(1)	2,000,000	1,967,140
California Municipal Finance Auth. Rev., (Community Hospital of Central California), 5.50%, 2/1/39(1)	1,450,000	1,236,749
California Statewide Communities Development Auth. Rev., (Lancer Educational Student Housing), 7.50%, 6/1/42	2,000,000	2,062,940
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47(1)	2,075,000	1,430,505
Independent Cities Finance Auth. Mobilehome Park Rev., Series 2010 A, (Lamplighter Salinas), 6.15%, 7/15/40(1)	4,000,000	3,827,720
Morongo Band of Mission Indians Rev., Series 2008 B, (Enterprise Casino Services), 6.50%, 3/1/28(1)(2)	1,000,000	940,220
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.40%, 7/1/23	250,000	230,612
Palm Springs Airport Passenger Facility Charge Rev., (Palm Springs International Airport), 6.50%, 7/1/27	260,000	237,502
San Francisco City and County Redevelopment Financing Auth. Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39(1)	250,000	248,360

11

Principal Amount	Value
Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	$1,000,000	$999,860
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	1,500,000	1,475,280
Vallejo Multifamily Housing Rev., Series 1998 B, (Solano Affordable Housing), 8.25%, 4/1/39(2)	1,540,000	1,563,685
Victorville Joint Powers Financing Auth. Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.50%, 6/2/11 (LOC: BNP Paribas)(1)	200,000	200,000
		19,407,233
COLORADO — 7.9%
Arkansas River Power Auth. Rev., 5.00%, 10/1/20(1)	1,815,000	1,881,048
Colorado Educational & Cultural Facilities Auth. Rev., Series 2007 A10, (Jewish Federation), VRDN, 0.14%, 6/1/11 (LOC: Bank of America N.A.)	1,000,000	1,000,000
Colorado Health Facilities Auth. Rev., Series 2010 A, (Total Longterm Care), 6.00%, 11/15/30	500,000	488,770
Colorado Springs Hospital Rev., (Memorial Health System), 6.25%, 12/15/33(1)	2,000,000	2,106,640
Denver Health & Hospital Auth. Healthcare Rev., Series 2009 A, 6.25%, 12/1/33(1)	3,645,000	3,661,657
Granby Ranch Metropolitan District GO, 6.75%, 12/1/36	3,000,000	2,686,830
One Horse Business Improvement District Rev., (Sales Tax Sharing), 6.00%, 6/1/24(1)	3,000,000	2,625,870
Plaza Metropolitan District No. 1 Tax Increment Allocation Rev., (Public Improvement Fee), 8.00%, 12/1/25	1,500,000	1,496,445
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,002,700
Todd Creek Farms Metropolitan District No. 1 Rev., 5.60%, 12/1/14(4)	1,800,000	895,860
Todd Creek Farms Metropolitan District No. 1 Rev., 6.125%, 12/1/19(4)	1,500,000	746,685
		18,592,505
CONNECTICUT — 1.3%
Connecticut Development Auth. Industrial Rev., (AFCO Cargo Buildings LLC), 8.00%, 4/1/30	1,000,000	662,390
Connecticut Health & Educational Facilities Auth. Rev., Series 2008 B, VRDN, 0.15%, 6/1/11 (LOC: Bank of America N.A.)	2,500,000	2,500,000
		3,162,390
DELAWARE — 0.7%
Delaware State Economic Development Auth. Gas Facilities Rev., (Delmarva Power & Light Co.), 5.40%, 2/1/31(1)	1,500,000	1,527,015
FLORIDA — 8.2%
Brevard County Industrial Development Rev., (TUFF Florida Institute of Technology), 6.75%, 11/1/39(1)	3,000,000	2,949,540
Capital Trust Agency Rev., Series 2010 A, (Air Cargo-aero Miami), 5.35%, 7/1/29	2,500,000	2,347,200
Dupree Lakes Community Development District Special Assessment Rev., 6.83%, 11/1/15	1,970,000	1,906,310
Florida Development Finance Corp. Educational Facilities Rev., Series 2010 A, (Renaissance Charter School), 6.00%, 9/15/30	1,390,000	1,258,881
Hillsborough County Industrial Development Health Facilities Auth. Rev., Series 2008 B, (University Community Hospital), 8.00%, 8/15/19, Prerefunded at 101% of Par(1)(3)	1,500,000	2,098,710
Miami-Dade County Health Facilities Auth. Rev., Series 2008 A2, (Miami Children’s Hospital), VRDN, 4.55%, 8/1/13 (NATL)(1)	2,000,000	2,092,360

12

Principal Amount	Value
Mid-Bay Bridge Auth. Springing Lien Rev., Series 2011 A, 7.25%, 10/1/40(1)	$2,000,000	$2,026,680
Putnam County Development Auth. Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18 (Ambac)(1)	1,500,000	1,616,460
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	1,000,000	992,070
South-Dade Venture Community Development District Special Assessment Rev., 6.125%, 5/1/34	1,245,000	1,164,424
Village Community Development District No. 8 Special Assessment Rev., 6.125%, 5/1/39	1,000,000	974,510
		19,427,145
GEORGIA — 5.6%
Appling County Development Auth. Pollution Control Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.19%, 6/1/11(1)	2,000,000	2,000,000
Atlanta Water & Wastewater Rev., Series 2009 A, 6.25%, 11/1/39(1)	3,000,000	3,198,690
De Kalb County Hospital Antic Auth. Rev., (De Kalb Medical Center, Inc.), 6.125%, 9/1/40	800,000	753,896
Georgia Municipal Electric Auth. Rev., Series 2008 D, (General Resolution), 6.00%, 1/1/23(1)	3,000,000	3,397,440
Marietta Development Auth. Rev., (Life University, Inc.), 7.00%, 6/15/39(1)	4,000,000	3,839,080
		13,189,106
GUAM — 1.8%
Guam Government Department of Education COP., Series 2010 A, (John F. Kennedy High School), 6.625%, 12/1/30(1)	1,000,000	953,500
Guam Government GO, Series 2009 A, 7.00%, 11/15/39(1)	1,700,000	1,754,774
Guam Government Waterworks Auth. Rev., 6.00%, 7/1/25(1)	1,500,000	1,442,070
		4,150,344
HAWAII — 0.7%
Hawaii State Department of Budget & Finance Rev., Series 2009 A, (15 Craigside), 9.00%, 11/15/44	1,500,000	1,640,895
ILLINOIS — 9.2%
Bedford Park Tax Allocation Rev., 5.125%, 12/30/18	1,325,000	1,216,085
Chicago Tax Increment Allocation Rev., Series 2004 B, (Pilsen Redevelopment), (Junior Lien), 6.75%, 6/1/22(1)	3,000,000	3,021,780
Hampshire Special Service Area No. 13 Special Tax Rev., (Tuscany Woods), 5.75%, 3/1/37(4)	4,966,000	2,650,305
Illinois Finance Auth. Rev., (Navistar International Recovery Zone Facility), 6.50%, 10/15/40(1)	1,500,000	1,542,210
Illinois Finance Auth. Rev., Series 2009 A, (Rush University Medical Center Obligation Group), 7.25%, 11/1/30(1)	1,500,000	1,647,480
Pingree Grove Special Service Area No. 7 Special Tax Rev., Series 2006-1, (Cambridge Lakes), 6.00%, 3/1/36	3,320,000	2,872,564
Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/1/28(1)	1,000,000	1,005,970
Volo Village Special Service Area No. 3 Special Tax Rev., Series 2006-1, (Symphony Meadows), 6.00%, 3/1/36	3,300,000	2,566,707
Yorkville Special Service Area No. 2005-109 Special Tax Rev., Series 2006-105, (Bristol Bay I), 5.875%, 3/1/36	5,885,000	5,073,870
		21,596,971
INDIANA — 0.9%
Indiana Finance Auth. Rev., (United States Steel Corp.), 6.00%, 12/1/26(1)	1,250,000	1,251,637
Indiana Finance Auth. Rev., Series 2009 A, (Drexel Foundation Educational Facility), 7.00%, 10/1/39(1)	1,000,000	978,190
		2,229,827

13

Principal Amount	Value
LOUISIANA — 0.7%
New Orleans Aviation Board Rev., Series 2009 A, (Consolidated Rental Car), 6.50%, 1/1/40(1)	$1,500,000	$1,530,885
MARYLAND — 3.7%
Anne Arundel County Special Obligation Tax Allocation Rev., (National Business Park), 6.10%, 7/1/40	1,000,000	945,480
Baltimore Special Obligation Tax Allocation Rev., Series 2008 A, (Resh Park), 7.00%, 9/1/38	5,000,000	4,933,400
Maryland Economic Development Corp. Facilities Rev., (CNX Marine Terminals, Inc.), 5.75%, 9/1/25(1)	1,000,000	977,290
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	974,490
Maryland Industrial Development Financing Auth. Rev., Series 2005 A, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,000,000	957,180
		8,787,840
MASSACHUSETTS — 0.4%
Massachusetts Water Resources Auth. Rev., Series 2011 B, 5.00%, 8/1/41(1)	1,000,000	1,038,300
MICHIGAN — 1.5%
Flint Hospital Building Auth. Rev., (Hurley Medical Center), 7.50%, 7/1/39	1,250,000	1,261,325
Lansing Board Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/37(5)	1,340,000	1,337,038
Wayne County GO, Series 2009 A, (Building Improvement), 6.75%, 11/1/39(1)	990,000	1,020,621
		3,618,984
MISSOURI — 1.6%
370/Missouri Bottom Road/Taussig Road Transportation Development District Rev., 7.20%, 5/1/33	860,000	799,172
Kirkwood Industrial Development Auth. Rev., Series 2010 A, (Aberdeen Heights), 8.25%, 5/15/45	3,000,000	3,058,620
		3,857,792
NEBRASKA — 1.3%
Santee Sioux Nation Tribal Health Care Rev., (Indian Health Service Joint Venture), 8.75%, 10/1/20(2)	3,000,000	3,020,010
NEVADA — 2.6%
Henderson Local Improvement District No. T-15 Special Assessment Rev., 6.10%, 3/1/24	1,320,000	1,192,858
Henderson Redevelopment Agency Tax Allocation Rev., Series 2002 B, 7.10%, 10/1/22(1)	1,105,000	1,095,033
Henderson Redevelopment Agency Tax Allocation Rev., Series 2002 B, 7.20%, 10/1/25(1)	350,000	341,659
Las Vegas Improvement District No. 607 Special Assessment Rev., 5.50%, 6/1/13(1)	1,215,000	1,222,983
Las Vegas Improvement District No. 808 & 810 Special Assessment Rev., Series 2007 23B, (Summerlin Village), 6.125%, 6/1/31	2,000,000	1,635,720
Reno District No. 4 Special Assessment Rev., (Somersett Parkway), 5.45%, 12/1/11	650,000	652,444
		6,140,697
NEW JERSEY — 2.5%
New Jersey Economic Development Auth. Rev., Series 2006 B, (Gloucester Marine Terminal), 6.875%, 1/1/37	3,000,000	2,661,120
New Jersey Economic Development Auth. Rev., Series 2006 C, (Gloucester Marine Terminal), 6.50%, 1/1/15(2)	2,000,000	1,939,820
New Jersey Educational Facilities Auth. Rev., Series 2009 B, (University of Medicine & Dentistry), 7.50%, 12/1/32	1,200,000	1,349,940
		5,950,880
NEW MEXICO — 1.4%

14

Principal Amount	Value
Cabezon Public Improvement District Special Tax Rev., 6.30%, 9/1/34	$1,490,000	$1,258,588
Montecito Estates Public Improvement District Levy Special Tax Rev., (City of Albuquerque), 7.00%, 10/1/37	1,185,000	1,017,666
Ventana West Public Improvement District Levy Special Tax Rev., 6.875%, 8/1/33(1)	1,000,000	920,720
		3,196,974
NEW YORK — 3.5%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40(1)	800,000	804,960
New York City Transitional Finance Auth. Rev., Series 2011 E, (Future Tax Secured Bonds), 5.00%, 11/1/18(1)	2,000,000	2,359,660
New York State Dormitory Auth. Rev., (Orange Regional Medical Center), 6.25%, 12/1/37(1)	2,250,000	2,102,850
Onondaga County Industrial Development Agency Rev., (Air Cargo), 7.25%, 1/1/32(1)	1,000,000	915,430
Port Auth. of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/36(1)	2,000,000	2,013,240
		8,196,140
NORTH CAROLINA — 5.1%
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.50%, 1/1/26(1)	2,000,000	2,137,820
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16(1)	4,645,000	5,332,553
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/17(1)	4,000,000	4,627,360
		12,097,733
OHIO — 2.1%
Alliance Community Hospital Rev., (Alliance Obligated Group), VRDN, 0.15%, 6/1/11 (Radian) (LOC: JPMorgan Chase Bank N.A.)(1)	1,600,000	1,600,000
Ohio Higher Educational Facility Commission Rev., (Ashland University), 6.25%, 9/1/24	1,925,000	1,926,097
Pinnacle Community Infrastructure Financing Facilities Auth. Rev., Series 2004 A, 6.25%, 12/1/36(1)	1,800,000	1,386,630
		4,912,727
OKLAHOMA — 1.3%
Oklahoma City Industrial & Cultural Facilities Trust Rev., 6.75%, 1/1/23(1)	750,000	677,520
Tulsa County Industrial Auth. Senior Living Community Rev., Series 2010 A, (Montereau, Inc.), 7.25%, 11/1/40	2,500,000	2,493,750
		3,171,270
OREGON — 2.2%
Forest Grove Student Housing Rev., (Oak Tree Foundation), 5.50%, 3/1/37(2)	1,400,000	1,256,430
Oregon GO, Series 2011 J, 5.00%, 5/1/36(1)	2,500,000	2,622,475
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39(1)	1,300,000	1,362,361
		5,241,266
PENNSYLVANIA — 3.7%
Allegheny County Industrial Development Auth. Rev., (Environmental Improvements), 6.75%, 11/1/24(1)	1,000,000	1,068,400
Allegheny County Industrial Development Auth. Rev., (Environmental Improvements), 6.875%, 5/1/30(1)	1,000,000	1,043,810
Allegheny County Redevelopment Auth. Tax Allocation Rev., (Pittsburgh Mills), 5.60%, 7/1/23	1,500,000	1,365,855

15

Principal Amount	Value
Pennsylvania Economic Development Financing Auth. Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	$2,000,000	$2,100,920
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16(1)	1,440,000	1,573,373
Philadelphia Municipal Auth. Lease Rev., 6.50%, 4/1/39(1)	1,500,000	1,561,185
		8,713,543
PUERTO RICO — 0.6%
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38(1)	1,500,000	1,513,665
SOUTH CAROLINA — 0.6%
South Carolina Jobs-Economic Development Auth. Hospital Rev., (Palmetto Health), 5.75%, 8/1/39(1)	1,475,000	1,372,178
TEXAS — 7.4%
La Vernia Higher Education Finance Corp. Rev., Series 2009 A, (Kipp, Inc.), 6.25%, 8/15/39(1)	1,000,000	1,006,890
Love Field Airport Modernization Corp. Special Tax Facilities Rev., (Southwest Airlines Co.), 5.25%, 11/1/40(1)	2,500,000	2,261,050
North Texas Thruway Auth. Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13(1)	5,300,000	5,576,713
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Air Force Village), 6.375%, 11/15/44	2,500,000	2,470,925
Texas Private Activity Bond Surface Transportation Corp. Rev., (Senior Lien/LBJ Infrastructure), 7.00%, 6/30/40	3,000,000	3,190,260
Texas Public Finance Auth. Charter School Finance Corp. Rev., Series 2010 A, (Cosmos Foundation, Inc.), 6.20%, 2/15/40(1)	1,500,000	1,428,555
Travis County Health Facilities Development Corp. Rev., (Westminster Manor Health), 7.125%, 11/1/40	1,500,000	1,480,785
		17,415,178
U.S. VIRGIN ISLANDS — 1.5%
Virgin Islands Public Finance Auth. Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,096,220
Virgin Islands Public Finance Auth. Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29(1)	1,500,000	1,420,455
		3,516,675
VIRGINIA — 2.3%
Fairfax County Economic Development Auth. Rev., (Silver Line Phase I), 5.00%, 4/1/36(1)	570,000	590,338
Mosaic Community Development Auth. Tax Allocation Rev., Series 2011 A, 6.875%, 3/1/36(5)	1,000,000	1,004,430
Peninsula Town Center Community Development Auth. Rev., 6.45%, 9/1/37	3,000,000	2,742,450
Washington County Industrial Development Auth. Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38(1)	1,000,000	1,116,910
		5,454,128
WASHINGTON — 0.1%
Port of Seattle Rev., Series 2000 B, 6.00%, 2/1/15 (NATL)(1)	250,000	282,085
WISCONSIN — 2.2%
Wisconsin GO, Series 2011-1, 5.00%, 5/1/22(5)	1,000,000	1,161,300
Wisconsin Health & Educational Facilities Auth. Rev., (Luther Hospital), 5.75%, 11/15/30(1)	1,200,000	1,258,452
Wisconsin Health & Educational Facilities Auth. Rev., Series 2004 A, (Southwest Health Center), 6.25%, 4/1/34	2,000,000	1,841,720
Wisconsin Health & Educational Facilities Auth. Rev., Series 2009 A, (St. John’s Communities, Inc.), 7.625%, 9/15/39	1,000,000	1,007,560
		5,269,032

16

Principal Amount	Value
WYOMING — 0.9%
Campbell County Solid Waste Facilities Rev., Series 2009 A, (Basin Electric Power Cooperative), 5.75%, 7/15/39(1)	$2,000,000	$2,083,420
TOTAL INVESTMENT SECURITIES — 99.5%(Cost $241,166,568)		234,992,324
OTHER ASSETS AND LIABILITIES — 0.5%		1,145,232
TOTAL NET ASSETS — 100.0%		$236,137,556

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
83	U.S. Long Bond	September 2011	$10,362,031	$99,673

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
255	U.S. Treasury 2-Year Notes	September 2011	$55,892,813	$(104,168)

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
Radian = Radian Asset Assurance, Inc.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $69,758,000.
(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $12,653,315, which represented 5.4% of total net assets.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.
(4)	Security is in default.
(5)	When-issued security.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MAY 31, 2011
Assets
Investment securities, at value (cost of $241,166,568)	$234,992,324
Cash	233,621
Receivable for investments sold	46,750
Receivable for capital shares sold	833,666
Receivable for variation margin on futures contracts	20,750
Interest receivable	4,329,801
240,456,912

Liabilities
Payable for investments purchased	3,476,472
Payable for capital shares redeemed	419,448
Payable for variation margin on futures contracts	19,922
Accrued management fees	116,680
Distribution and service fees payable	38,975
Dividends payable	247,859
4,319,356

Net Assets	$236,137,556

Net Assets Consist of:
Capital paid in	$285,490,488
Accumulated net realized loss	(43,174,193)
Net unrealized depreciation	(6,178,739)
$236,137,556

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$126,327,424	14,865,935	$8.50
Institutional Class	$4,829,006	568,085	$8.50
A Class	$78,324,811	9,217,837	$8.50	*
B Class	$1,771,399	208,476	$8.50
C Class	$24,884,916	2,930,107	$8.49

*	Maximum offering price $8.90 (net asset value divided by 0.955)

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MAY 31, 2011
Investment Income (Loss)
Income:
Interest	$16,251,615

Expenses:
Management fees	1,624,965
Distribution and service fees:
A Class	265,217
B Class	22,643
C Class	278,497
Trustees’ fees and expenses	10,709
Other expenses	14,150
2,216,181

Net investment income (loss)	14,035,434

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,631,835)
Futures contract transactions	(1,510,167)
(11,142,002)

Change in net unrealized appreciation (depreciation) on:
Investments	67,981
Futures contracts	137,670
205,651

Net realized and unrealized gain (loss)	(10,936,351)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,099,083

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2011 AND MAY 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$14,035,434	$13,297,798
Net realized gain (loss)	(11,142,002)	(15,331,567)
Change in net unrealized appreciation (depreciation)	205,651	42,822,711
Net increase (decrease) in net assets resulting from operations	3,099,083	40,788,942

Distributions to Shareholders
From net investment income:
Investor Class	(7,202,834)	(5,707,098)
Institutional Class	(59,159)	(319)
A Class	(5,440,700)	(6,284,384)
B Class	(100,021)	(127,227)
C Class	(1,232,720)	(1,179,101)
Decrease in net assets from distributions	(14,035,434)	(13,298,129)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(47,364,910)	45,154,745

Net increase (decrease) in net assets	(58,301,261)	72,645,558

Net Assets
Beginning of period	294,438,817	221,793,259
End of period	$236,137,556	$294,438,817

See Notes to Financial Statements.

20

Notes to Financial Statements

MAY 31, 2011

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes. Capital appreciation is a secondary objective. The fund pursues its objectives by investing a portion of its assets in lower-rated and unrated municipal securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the Institutional Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

21

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2011 was 0.60% for the Investor Class, A Class, B Class and C Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for

22

individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2011 were $66,957,565 and $108,634,274, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2011		Year ended May 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,040,466	$87,342,272	8,211,992	$69,589,486
Issued in reinvestment of distributions	656,725	5,667,999	522,768	4,429,056
Redeemed	(10,820,930)	(93,775,217)	(4,182,197)	(35,613,780)
	(123,739)	(764,946)	4,552,563	38,404,762
Institutional Class
Sold	653,675	5,461,800	2,886	25,000
Issued in reinvestment of distributions	7,040	59,159	37	319
Redeemed	(95,553)	(792,047)	—	—
	565,162	4,728,912	2,923	25,319
A Class
Sold	2,796,582	24,215,335	4,398,679	37,187,350
Issued in reinvestment of distributions	479,206	4,150,973	551,204	4,645,556
Redeemed	(8,828,199)	(75,619,829)	(4,250,762)	(35,933,107)
	(5,552,411)	(47,253,521)	699,121	5,899,799
B Class
Sold	6,951	61,459	29,502	236,485
Issued in reinvestment of distributions	7,071	60,920	7,014	59,236
Redeemed	(104,719)	(891,154)	(88,495)	(753,378)
	(90,697)	(768,775)	(51,979)	(457,657)
C Class
Sold	694,046	6,028,066	989,274	8,350,837
Issued in reinvestment of distributions	67,812	584,225	67,471	568,633
Redeemed	(1,157,172)	(9,918,871)	(915,936)	(7,636,948)
	(395,314)	(3,306,580)	140,809	1,282,522
Net increase (decrease)	(5,596,999)	$(47,364,910)	5,343,437	$45,154,745

(1)	March 1, 2010 (commencement of sale) through May 31, 2010 for the Institutional Class.

23

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $20,750 in receivable for variation margin on futures contracts and as a liability of $19,922 in payable for variation margin on futures contracts. For the year ended May 31, 2011, the effect of interest rate risk derivative instruments on the Statement of Operations was $(1,510,167) in net realized gain (loss) on futures contract transactions and $137,670 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity and default risk.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2011 and May 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Exempt income	$14,027,887	$13,298,129
Ordinary income	7,547	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$240,611,932
Gross tax appreciation of investments	$6,529,316
Gross tax depreciation of investments	(12,148,924)
Net tax appreciation (depreciation) of investments	$(5,619,608)
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$(5,619,608)
Accumulated capital losses	$(35,509,442)
Capital loss deferral	$(8,223,882)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the treatment of non-shareholder capital contributions and the realization for tax purposes of unrealized gains (losses) on futures contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018	2019
$(145,918)	$(700,317)	—	—	$(4,227,228)	$(8,112,975)	$(11,481,481)	$(10,841,523)

The capital loss deferral represents net capital losses incurred in the seven-month period ended May 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

25

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.82	$7.91	$9.63	$10.68	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.47 (1)	0.45 (1)	0.50	0.52	0.51
Net Realized and Unrealized Gain (Loss)	(0.32)	0.92	(1.72)	(1.05)	0.18
Total From Investment Operations	0.15	1.37	(1.22)	(0.53)	0.69
Distributions
From Net Investment Income	(0.47)	(0.46)	(0.50)	(0.52)	(0.51)
Net Asset Value, End of Period	$8.50	$8.82	$7.91	$9.63	$10.68

Total Return(2)	1.76%	17.68%	(12.70)%	(5.01)%	6.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61%	0.61%	0.62%	0.62%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.41%	5.40%	5.97%	5.16%	4.80%
Portfolio Turnover Rate	27%	25%	44%	69%	36%
Net Assets, End of Period (in thousands)	$126,327	$132,196	$82,547	$87,127	$97,254

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.82	$8.66
Income From Investment Operations
Net Investment Income (Loss)(2)	0.49	0.12
Net Realized and Unrealized Gain (Loss)	(0.32)	0.15
Total From Investment Operations	0.17	0.27
Distributions
From Net Investment Income	(0.49)	(0.11)
Net Asset Value, End of Period	$8.50	$8.82

Total Return(3)	1.97%	3.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.41%	0.41	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.61%	5.50	%(4)
Portfolio Turnover Rate	27%	25	%(5)
Net Assets, End of Period (in thousands)	$4,829	$26

(1)	March 1, 2010 (commencement of sale) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

27

A Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.82	$7.91	$9.63	$10.68	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.45 (1)	0.43 (1)	0.48	0.50	0.48
Net Realized and Unrealized Gain (Loss)	(0.32)	0.91	(1.72)	(1.05)	0.18
Total From Investment Operations	0.13	1.34	(1.24)	(0.55)	0.66
Distributions
From Net Investment Income	(0.45)	(0.43)	(0.48)	(0.50)	(0.48)
Net Asset Value, End of Period	$8.50	$8.82	$7.91	$9.63	$10.68

Total Return(2)	1.51%	17.39%	(12.92)%	(5.25)%	6.43%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.86%	0.86%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	5.16%	5.15%	5.72%	4.91%	4.55%
Portfolio Turnover Rate	27%	25%	44%	69%	36%
Net Assets, End of Period (in thousands)	$78,325	$130,266	$111,293	$140,037	$158,622

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

B Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.82	$7.91	$9.63	$10.68	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.38 (1)	0.37 (1)	0.42	0.42	0.40
Net Realized and Unrealized Gain (Loss)	(0.32)	0.91	(1.72)	(1.05)	0.18
Total From Investment Operations	0.06	1.28	(1.30)	(0.63)	0.58
Distributions
From Net Investment Income	(0.38)	(0.37)	(0.42)	(0.42)	(0.40)
Net Asset Value, End of Period	$8.50	$8.82	$7.91	$9.63	$10.68

Total Return(2)	0.75%	16.52%	(13.58)%	(5.96)%	5.64%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.61%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.41%	4.40%	4.97%	4.16%	3.80%
Portfolio Turnover Rate	27%	25%	44%	69%	36%
Net Assets, End of Period (in thousands)	$1,771	$2,638	$2,777	$3,805	$4,790

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

C Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.81	$7.91	$9.63	$10.68	$10.50
Income From Investment Operations
Net Investment Income (Loss)	0.38 (1)	0.37 (1)	0.41	0.42	0.40
Net Realized and Unrealized Gain (Loss)	(0.32)	0.90	(1.72)	(1.05)	0.18
Total From Investment Operations	0.06	1.27	(1.31)	(0.63)	0.58
Distributions
From Net Investment Income	(0.38)	(0.37)	(0.41)	(0.42)	(0.40)
Net Asset Value, End of Period	$8.49	$8.81	$7.91	$9.63	$10.68

Total Return(2)	0.75%	16.39%	(13.58)%	(5.96)%	5.64%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.61%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.41%	4.40%	4.97%	4.16%	3.80%
Portfolio Turnover Rate	27%	25%	44%	69%	36%
Net Assets, End of Period (in thousands)	$24,885	$29,313	$25,176	$34,072	$38,287

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust and
Shareholders of the High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Municipal Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2011

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, and C Classes	For:	138,838,298
	Against:	3,097,134
	Abstain:	5,005,505
	Broker Non-Vote:	59,320,007

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $14,046,716 as exempt interest dividends for the fiscal year ended May 31, 2011.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72033   1107

ANNUAL REPORT   MAY 31, 2011

Intermediate-Term Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	35
Statement of Operations	36
Statement of Changes in Net Assets	37
Notes to Financial Statements	38
Financial Highlights	43
Report of Independent Registered Public Accounting Firm	47
Proxy Voting Results	48
Management	49
Additional Information	52

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bond (Muni) Market Update

As described in greater detail on the following pages, muni market conditions have improved significantly since our semiannual report for the six months ended November 30, 2010. That reporting period concluded during a two-and-a-half month span (from the end of October 2010 to the middle of January 2011) when muni prices plunged and yields soared as a supply and demand imbalance (explained on page 3) roiled the market. That turbulence was compounded by overblown default fears fueled by highly publicized pessimistic analyst reports that helped trigger a wave of withdrawals from muni mutual funds.

As 2011 unfolded, muni issuance declined dramatically and demand surged—falling prices and relatively high yields attracted an influx of opportunistic “cross-over” (non-typical) buyers to the muni market. Munis rallied from mid-January through the end of the full 12-month reporting period, rewarding those who stayed the course and saw the turbulence as a buying opportunity. Muni defaults have not approached the rates projected by pessimistic pundits at the end of last year, and additional economic growth—as well as increased municipal government austerity and budget-balancing measures—have helped stabilize municipal credit conditions since then.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from our muni portfolio management team. These dedicated experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal bond (muni) indices advanced for the 12 months ended May 31, 2011 (see the table below), but these moderately positive returns masked considerable volatility, particularly during the last seven months of the period.

Munis rallied modestly through the first five months of the period as U.S. economic conditions generally improved, providing a lift to munis and other credit-sensitive instruments. But market conditions changed dramatically from November 2010 through January 2011 as a supply and demand imbalance triggered a sharp decline in the muni market. Supply rose substantially as muni issuers rushed to take advantage of the Build America Bonds (BABs) program (in which states and municipalities issue taxable securities with federally subsidized interest rates) before its expiration at the end of 2010. Meanwhile, demand cratered as credit concerns—sparked by persistent state budget deficits and exaggerated media predictions of widespread muni defaults—led to heavy outflows from muni mutual funds.

The muni market bottomed in mid-January and then rebounded during the remainder of the period as a number of opportunistic, non-traditional “cross-over” investors gravitated to relatively attractive muni yields. Limited new issuance also contributed favorably to muni market performance—new muni issuance in the first five months of 2011 fell by 51% compared with the same period in 2010, constrained by issuer austerity measures and the expiration of the BABs program, which accelerated into 2010 many new issues that would otherwise have come to market in early 2011.

However, the severe decline from November through January dropped munis to the lower end of the investment return spectrum in a 12-month period dominated by stocks and high-yield corporate bonds. In addition, munis generally trailed the returns of Treasury securities and the broad taxable bond market. Intermediate-term munis fared best as short-term munis were held in check by a stable interest rate policy from the Federal Reserve, while longer-term munis suffered disproportionately from muni fund outflows. From a credit and sector perspective, higher-quality munis outperformed lower-rated credits, while general obligation bonds outpaced tax revenue bonds. Within the revenue bond segment, essential services bonds posted the best results, while health care lagged.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2011
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	5.22%	Aggregate Bond	5.84%
Municipal High Yield Bond	4.04%	Treasury Bond	4.49%
Municipal Bond	3.18%
Long-Term Municipal Bond	1.49%

Performance

Total Returns as of May 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWTIX	3.31%	4.61%	4.47%	5.26%	3/2/87
Barclays Capital 7 Year Municipal Bond Index(1)	—	5.22%	5.85%	5.25%	N/A(2)	—
Barclays Capital 5 Year General Obligation Bond Index	—	4.32%	5.51%	4.78%	5.55%(3)	—
Institutional Class	AXBIX	3.51%	4.82%	—	4.18%	4/15/03
A Class No sales charge* With sales charge*	TWWOX	3.05% -1.57%	— —	— —	3.54% -0.21%	3/1/10
C Class	TWTCX	2.28%	—	—	2.70%	3/1/10

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
Effective August 1, 2010, the fund’s benchmark changed from the Barclays Capital 5 Year General Obligation Bond Index to the Barclays Capital 7 Year Municipal Bond Index. This change was effected to better align the benchmark’s duration with the fund’s duration.

(2)	Benchmark data first available 1/1/90.
(3)	Since 2/28/87, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Intermediate-Term Tax-Free Bond returned 3.31%* for the fiscal year ended May 31, 2011. By comparison, the Barclays Capital 7 Year Municipal Bond Index returned 5.22%, while the average return of the intermediate municipal debt funds tracked by Lipper Inc. was 3.36%.** (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the generally positive performance of broad municipal bond (muni) indices (see page 3). The fund’s performance was in line with the average return of its Lipper peer group but trailed the 7 Year index. According to Barclays Capital, this maturity segment produced the best returns in the muni market for the 12-month period. The portfolio’s weighted average maturity as of May 31, 2011, was 9.7 years.

Credit Environment

The improving economic environment over the past year led to gradual improvements in state and local tax receipts. In the first three months of 2011, state tax revenues were up more than 9% from the same period in 2010. Nonetheless, many state and local governments continue to wrestle with daunting budget deficits—holdovers from the Great Recession that have been exacerbated by lingering weakness in the labor and housing markets, as well as increasing pension and health care funding pressures. We saw credit rating downgrades across the spectrum of muni issuers, but despite dire warnings of widespread defaults, the few actual defaults were confined to smaller issuers, and the muni default rate remained at a fraction of the corporate bond default rate.

Governments at all levels are taking steps to close their budget gaps through a combination of austerity measures, reserve fund utilization, and tax increases, and we are seeing signs of progress. For example, the state of New York approved a balanced budget early for the first time since 1983, erasing a $10 billion shortfall. One added challenge for fiscal 2012 budgets is the loss of federal aid that states have received over the past several years. But we still believe that the worst of the difficulties are behind us.

Portfolio Positioning

The fund had a greater emphasis on higher-quality securities than its peer group, reflecting our policy of taking measured credit risk. This approach paid off during the reporting period as higher-rated securities outperformed, especially during the market volatility in late 2010 and early 2011.

*	All fund returns referenced in this commentary are for Investor Class shares.
**
The average returns for Lipper Intermediate Municipal Debt Funds category were 4.10% and 4.05% for the five- and ten-year periods ended May 31, 2011, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2011 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

For much of the period, we limited the fund’s exposure to general obligation (GO) and local tax revenue bonds, given their budgetary challenges and the market’s response to them. However, non-traditional cross-over buyers that were drawn to the muni market in early 2011 flocked to large, liquid securities, including state GO bonds. As a result, our underweight position in GOs detracted from results. On the positive side, however, the fund benefited from individual security selection among GOs, with an emphasis on state GOs over local.

From a sector perspective, we focused on less economically sensitive sectors of the muni market. In particular, we emphasized essential services revenue bonds, which typically finance services such as water, sewer, and other utilities. Essential services bonds tend to be higher-quality securities, so they attracted demand from cross-over investors. Quality also factored into the underperformance of tobacco bonds, which are backed by a settlement agreement between 46 states and the major tobacco companies. Tobacco bonds tend to be lower-rated securities, which lagged during the period, so the fund’s limited exposure to these bonds contributed favorably to relative results.

We took most of our credit risk in the health care and higher education sectors, where we can use our fundamental credit research capabilities to find undervalued securities. However, the unusual supply and demand dynamics during the reporting period worked against these segments of the muni market, so our overweight positions detracted from performance.

Since late 2009, the fund has been positioned for a flatter Treasury yield curve (a narrower gap between short- and long-term Treasury yields). However, this positioning weighed on performance over the past year as the Treasury yield curve grew steeper, and it remains near historically wide levels. We are confident that this positioning will pay off over time as the Treasury curve eventually reverts to more normal levels.

Outlook

As we look to the second half of 2011, we believe that the supply and demand imbalances that have impacted the muni market over the last seven months will gradually abate, and fundamental credit stories will have a greater impact on muni performance going forward. We also believe that muni defaults will remain well below the levels predicted by some analysts at the end of last year.

As a result, we intend to maintain our current positioning, with an overweight position in high-quality essential services bonds, and selective investments in lower-rated health care and higher-education bonds. Among GOs, we remain underweight overall, but we favor state GOs over local GOs, as local governments face greater fiscal stress.

Fund Characteristics

MAY 31, 2011
Portfolio at a Glance
Weighted Average Maturity	9.7 years
Average Duration (Modified)	5.2 years

30-Day SEC Yields(1)
Investor Class	2.65%
Institutional Class	2.85%
A Class	2.29%
C Class	1.66%
Investor Class 30-Day Tax-Equivalent Yields(1)(2)
25.00% Tax Bracket	3.53%
28.00% Tax Bracket	3.68%
33.00% Tax Bracket	3.96%
35.00% Tax Bracket	4.08%
(1) Yields would have been lower if a portion of the management fee had not been waived.
(2) The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five States & Territories	% of net assets
California	16.8%
New York	10.8%
Texas	6.1%
Pennsylvania	5.6%
Illinois	5.4%

Top Five Sectors	% of fund investments
General Obligation (GO)	26%
Electric Revenue	11%
Transportation Revenue	11%
Hospital Revenue	10%
Lease/Certificate of Participation	9%

Types of Investments in Portfolio	% of net assets
Municipal Securities	100.2%
Other Assets and Liabilities	(0.2)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/10	Ending Account Value 5/31/11		Expenses Paid During Period(1) 12/1/10 – 5/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,020.10		$2.32	0.46%
Investor Class (before waiver)	$1,000	$1,020.10	(2)	$2.42	0.48%
Institutional Class (after waiver)	$1,000	$1,021.10		$1.31	0.26%
Institutional Class (before waiver)	$1,000	$1,021.10	(2)	$1.41	0.28%
A Class (after waiver)	$1,000	$1,018.80		$3.57	0.71%
A Class (before waiver)	$1,000	$1,018.80	(2)	$3.67	0.73%
C Class (after waiver)	$1,000	$1,015.00		$7.33	1.46%
C Class (before waiver)	$1,000	$1,015.00	(2)	$7.44	1.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.64		$2.32	0.46%
Investor Class (before waiver)	$1,000	$1,022.54		$2.42	0.48%
Institutional Class (after waiver)	$1,000	$1,023.64		$1.31	0.26%
Institutional Class (before waiver)	$1,000	$1,023.54		$1.41	0.28%
A Class (after waiver)	$1,000	$1,021.39		$3.58	0.71%
A Class (before waiver)	$1,000	$1,021.29		$3.68	0.73%
C Class (after waiver)	$1,000	$1,017.65		$7.34	1.46%
C Class (before waiver)	$1,000	$1,017.55		$7.44	1.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

MAY 31, 2011

	Principal Amount	Value
Municipal Securities — 100.2%
ALABAMA — 0.2%
East Central Industrial Development Auth. Rev., 5.25%, 9/1/13 (Ambac)(1)	$810,000	$812,641
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	645,000	680,243
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	790,000	833,165
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	840,000	885,898
Helena Utilities Board Rev., 5.75%, 4/1/12, Prerefunded at 101% of Par (NATL)(1)(2)	1,035,000	1,091,552
		4,303,499
ALASKA — 0.1%
Aleutians East Borough Project Rev., (Aleutian Pribilof Islands, Inc.), 5.00%, 6/1/20 (ACA)(1)	1,875,000	1,650,225
ARIZONA — 4.4%
Arizona Health Facilities Auth. Rev., (Blood Systems, Inc.), 4.00%, 4/1/12(1)	1,275,000	1,304,873
Arizona Health Facilities Auth. Rev., (Blood Systems, Inc.), 5.00%, 4/1/21(1)	1,000,000	1,022,980
Arizona Health Facilities Auth. Rev., Series 2007 B, (Banner Health), VRN, 1.01%, 7/1/11, resets quarterly at 67% of the 3-month LIBOR plus 0.81% with no caps(1)	7,500,000	5,158,875
Arizona Health Facilities Auth. Rev., Series 2008 D, (Banner Health), 5.00%, 1/1/15(1)	3,000,000	3,285,690
Arizona School Facilities Board Rev., (State School Improvement), 5.50%, 7/1/11, Prerefunded at 100% of Par(1)(2)	1,750,000	1,757,770
Arizona State University COP, Series 2006 A, (University of Arizona), 5.00%, 6/1/18 (Ambac)(1)	1,935,000	2,091,967
Arizona Tourism & Sports Auth. Rev., (Baseball Training Facilities), 5.00%, 7/1/11(1)	1,000,000	1,002,270
Arizona Tourism & Sports Auth. Rev., (Baseball Training Facilities), 5.00%, 7/1/12(1)	1,000,000	1,026,970
Arizona Tourism & Sports Auth. Rev., (Baseball Training Facilities), 5.00%, 7/1/13(1)	1,880,000	1,959,599
Arizona Tourism & Sports Auth. Rev., Series 2003 A, (Multipurpose Stadium Facility), 5.25%, 7/1/17, Partially Prerefunded at 100% of Par (NATL)(1)(2)	2,000,000	2,062,760
Arizona Water Infrastructure Finance Auth. Rev., Series 2010 A, 5.00%, 10/1/18(1)	3,000,000	3,575,340
Arizona Water Infrastructure Finance Auth. Rev., Series 2010 A, (Water Quality), 5.00%, 10/1/30(1)	5,000,000	5,355,800
Energy Management Services LLC Rev., (Arizona State University-Main Campus), 4.50%, 7/1/11 (NATL)(1)	1,910,000	1,916,838
Energy Management Services LLC Rev., (Arizona State University-Main Campus), 4.50%, 7/1/12 (NATL)(1)	2,130,000	2,223,464
Maricopa County Gilbert Unified School District No. 41 GO, 5.75%, 7/1/11 (AGM)(1)	1,155,000	1,160,313
Maricopa County Phoenix Union High School District No. 210 GO, 4.75%, 7/1/11 (AGM)(1)	1,445,000	1,450,390
Maricopa County Saddle Mountain Unified School District No. 90 GO, Series 2003 A, (School Improvements), 5.25%, 7/1/11(1)	2,415,000	2,421,835
Maricopa County Saddle Mountain Unified School District No. 90 GO, Series 2003 A, (School Improvements), 5.25%, 7/1/12(1)	2,000,000	2,069,720
Maricopa County Scottsdale Unified School District No. 48 GO, 6.60%, 7/1/12(1)	1,000,000	1,064,990

Principal Amount	Value
Mohave County Industrial Development Auth. Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25(1)	$5,000,000	$5,503,150
Mohave County Industrial Development Auth. Rev., Series 2004 A, (Mohave Prison, LLC), 5.00%, 4/1/14 (XLCA)(1)(2)	1,655,000	1,855,288
Navajo County Unified School District No. 20 Rev., Series 2006 A, 5.00%, 7/1/17 (NATL)(1)	1,815,000	2,065,706
Phoenix Civic Improvement Corp. Airport Rev., Series 2010 A, (Junior Lien), 5.00%, 7/1/40(1)	3,000,000	2,856,480
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24(1)	1,750,000	1,956,780
Phoenix Civic Improvement Corp. Water System Rev., (Junior Lien), 5.50%, 7/1/19 (NATL/FGIC)(1)	1,000,000	1,046,580
Phoenix GO, Series 1995 A, 6.25%, 7/1/17(1)	1,070,000	1,332,075
Phoenix Industrial Development Auth. Government Office Lease Rev., (Capitol Mall LLC), 5.00%, 9/15/26 (Ambac)(1)	1,750,000	1,768,358
Pima County Indian Oasis Elementary School District No. 40 Rev., Series 2002 A, 4.60%, 7/1/12, Prerefunded at 100% of Par (NATL)(1)(2)	920,000	961,777
Pima County Indian Oasis-Baboquivari Unified School District No. 40 Rev., Series 2002 A, 4.60%, 7/1/13 (NATL)(1)	280,000	289,828
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/18 (Ambac)(1)	1,710,000	1,933,446
Pima County Metropolitan Domestic Water Improvement District Rev., 5.25%, 7/1/19 (Ambac)(1)	1,800,000	2,025,450
Pima County Tucson School District No. 1 GO, 4.625%, 7/1/13 (AGM)(1)	885,000	921,090
Pima County Tucson School District No. 1 GO, 4.625%, 7/1/13 (AGM)(1)(2)	1,715,000	1,796,222
Pinal County Apache Junction Unified School District No. 43 GO, Series 2006 B, (School Improvements), 5.00%, 7/1/16, Prerefunded at 100% of Par (FGIC)(1)(2)	775,000	923,808
Pinal County COP, 4.75%, 6/1/11, Prerefunded at 101% of Par (Ambac)(1)(2)	820,000	828,200
Pinal County COP, 5.00%, 12/1/25(1)	3,920,000	3,947,479
Queen Creek Improvement District No. 1 Special Assessment Rev., 5.00%, 1/1/16(1)	1,000,000	1,001,640
Salt River Agricultural Improvement & Power District Rev., Series 2008 A, (Electric System Distribution), 5.00%, 1/1/38(1)	4,900,000	5,036,661
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39(1)	4,060,000	4,187,728
South Tucson Municipal Property Corp. Rev., 5.50%, 6/1/11, Prerefunded at 100% of Par(1)(2)	3,085,000	3,085,000
University of Arizona COP, Series 2002 A, 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)(2)	1,505,000	1,581,845
		88,817,035
CALIFORNIA — 16.8%
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22(1)	6,215,000	6,948,619
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16(1)	2,450,000	2,864,956
California Department of Water Resources Power Supply Rev., Series 2008 AE, (Central Valley), 5.00%, 12/1/22(1)	3,000,000	3,378,510
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21(1)	10,000,000	11,255,300

Principal Amount	Value
California Department of Water Resources Power Supply Rev., Series 2009 AF, (Central Valley), 5.00%, 12/1/22(1)	$10,000,000	$11,399,900
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19(1)	5,000,000	5,900,150
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15(1)	3,750,000	4,303,650
California Educational Facilities Auth. Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24(1)	3,500,000	3,909,885
California GO, 5.00%, 10/1/16(1)	10,000,000	11,540,300
California GO, 5.00%, 10/1/18(1)	10,000,000	11,533,500
California GO, 5.75%, 4/1/31(1)	16,630,000	17,846,484
California GO, 6.00%, 4/1/38(1)	5,000,000	5,335,400
California GO, 5.50%, 11/1/39(1)	10,000,000	10,260,200
California GO, Series 2009 B, VRDN, 5.00%, 7/1/14(1)	8,000,000	8,872,480
California Health Facilities Financing Auth. Rev., Series 2008 A3, (Stanford Hospital), VRDN, 3.45%, 6/15/11(1)	2,300,000	2,302,737
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	35,000	45,517
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38(1)	2,090,000	2,278,978
California Health Facilities Financing Auth. Rev., Series 2008 I, (Catholic Healthcare West), 5.125%, 7/1/22(1)	5,725,000	5,919,879
California Health Facilities Financing Auth. Rev., Series 2009 A, (Adventist Health System West), 5.75%, 9/1/39(1)	2,500,000	2,465,400
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 5.50%, 7/1/22(1)	5,000,000	5,363,500
California Health Facilities Financing Auth. Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38(1)	10,000,000	10,433,300
California Municipal Finance Auth. Rev., (Community Hospital of Central California), 5.50%, 2/1/39(1)	1,450,000	1,236,748
California Municipal Finance Auth. Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,500,000	1,490,070
California Public Works Board Lease Rev., Series 2009 A, (Department General Services-Buildings 8 & 9), 6.25%, 4/1/34(1)	4,000,000	4,182,000
California Public Works Board Lease Rev., Series 2009 G1, 5.00%, 10/1/16(1)	10,000,000	11,012,200
California Public Works Board Lease Rev., Series 2009 I1, 5.375%, 11/1/22(1)	8,000,000	8,420,880
California Statewide Communities Development Auth. Rev., (Proposition 1A Receivables), 5.00%, 6/15/13(1)	14,500,000	15,532,835
California Statewide Communities Development Auth. Rev., Series 2001 B, (Kaiser Permanente), VRDN, 3.90%, 7/1/14(1)	2,000,000	2,133,160
California Statewide Communities Development Auth. Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/16(1)	8,000,000	8,982,480
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.00%, 10/1/12 (AGM)(1)(2)	230,000	244,357
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.00%, 10/1/12 (AGM)(1)	845,000	890,630

Principal Amount	Value
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/13, Prerefunded at 101% of Par (AGM)(1)(2)	$430,000	$481,944
California Statewide Communities Development Auth. Water & Waste Rev., Series 2004 A, (Pooled Financing Program), 5.25%, 10/1/19 (AGM)(1)	1,570,000	1,702,665
Foothill-De Anza Community College District GO, Series 2007 B, 5.00%, 8/1/17 (Ambac)(1)	3,510,000	4,020,565
Foothill-De Anza Community College District GO, Series 2007 B, (Election of 2006), 5.00%, 8/1/27 (Ambac)(1)	1,725,000	1,812,095
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	3,000,000	1,866,090
Hesperia Unified School District COP, (2007 Capital Improvement), 5.00%, 2/1/17 (Ambac)(1)	1,070,000	1,161,999
Imperial Irrigation District COP, (Water System), 5.50%, 7/1/11, Prerefunded at 101% of Par (Ambac)(2)	1,170,000	1,186,848
Imperial Irrigation District COP, (Water System), 5.50%, 7/1/29 (Ambac)(1)	1,830,000	1,848,703
Los Angeles Community College District GO, Series 2008 E1, (Election of 2001), 5.00%, 8/1/20(1)	2,250,000	2,524,140
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20(1)	5,000,000	5,788,700
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/18(1)	2,300,000	2,667,862
Los Angeles Unified School District GO, Series 2009 D, 5.00%, 7/1/20(1)	6,065,000	6,878,559
Los Angeles Unified School District GO, Series 2009 I, 5.00%, 7/1/21(1)	6,520,000	7,268,822
Manteca Unified School District GO, 5.25%, 8/1/14, Prerefunded at 100% of Par (AGM)(1)(2)	2,200,000	2,521,222
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35(1)	2,300,000	2,385,813
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.30%, 6/2/11(3)	7,500,000	7,500,000
Metropolitan Water District of Southern California Rev., Series 2011 A4, VRDN, 0.30%, 6/2/11(3)	7,410,000	7,410,000
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/19 (AGC)(1)	2,300,000	2,614,479
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/20 (AGC)(1)	2,500,000	2,808,400
Northern California Power Agency Rev., Series 2008 C, (Hydroelectric Project Number One), 5.00%, 7/1/21 (AGC)(1)	5,000,000	5,541,200
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16(1)	1,000,000	1,143,260
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/17(1)	1,500,000	1,719,030
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	5,735,000	5,128,065
Plumas Unified School District GO, 5.25%, 8/1/20 (AGM)(1)	1,000,000	1,140,290
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33(1)	4,700,000	5,227,622
San Diego Public Facilities Financing Sewer Auth. Rev., Series 2010 A, 5.25%, 5/15/24(1)	6,600,000	7,373,124
San Diego Public Facilities Financing Water Auth. Rev., Series 2010 A, 5.00%, 8/1/22(1)	2,000,000	2,249,120
San Diego Public Facilities Financing Water Auth. Rev., Series 2010 A, 5.00%, 8/1/23(1)	3,000,000	3,319,380

Principal Amount	Value
San Francisco City and County Airports Commission Rev., Series 2008-34F, 5.00%, 5/1/17 (AGC)(1)	$4,140,000	$4,717,116
San Francisco Uptown Parking Corp. Rev., (Union Square), 5.50%, 7/1/15 (NATL)(1)	1,505,000	1,538,878
San Francisco Uptown Parking Corp. Rev., (Union Square), 6.00%, 7/1/20 (NATL)(1)	1,000,000	1,023,940
San Francisco Uptown Parking Corp. Rev., (Union Square), 6.00%, 7/1/31 (NATL)(1)	2,000,000	2,046,040
San Marcos Public Facilities Auth. Tax Allocation Rev., Series 2006 A, (Project Area No. 3), 5.00%, 8/1/20 (Ambac)(1)	1,525,000	1,510,421
Southern California Public Power Auth. Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22(1)	2,875,000	3,137,746
Tuolumne Wind Project Auth. Rev., Series 2009 A, 5.625%, 1/1/29(1)	2,800,000	3,005,016
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 5/31/13 (AGM)(1)	10,000,000	10,004,000
Vernon Electric System Rev., Series 2009 A, 5.125%, 8/1/21(1)	9,000,000	9,254,520
Vista COP, (Community Projects), 5.00%, 5/1/37 (NATL)(1)	5,300,000	4,817,170
		336,628,849
COLORADO — 2.0%
Arapahoe County Water & Wastewater Public Improvement District GO, Series 2002 B, 5.75%, 12/1/17 (NATL)(1)	1,100,000	1,150,820
Aurora Hospital Rev., (Children’s Hospital Association), 5.00%, 12/1/40(1)	1,250,000	1,154,163
Colorado Educational & Cultural Facilities Auth. Rev., (Northwest Nazarene University Facilities), 4.60%, 11/1/16(1)	760,000	766,969
Colorado Educational & Cultural Facilities Auth. Rev., Series 2007 A10, (Jewish Federation), VRDN, 0.14%, 6/1/11 (LOC: Bank of America N.A.)	1,800,000	1,800,000
Colorado Health Facilities Auth. Rev., (Catholic Health Initiatives), 6.00%, 10/1/23(1)	1,500,000	1,715,580
Colorado Health Facilities Auth. Rev., (Yampa Valley Medical Center), 5.00%, 9/15/11(1)	1,280,000	1,289,382
Colorado Health Facilities Auth. Rev., Series 2006 B, (Longmont United Hospital), 5.00%, 12/1/20 (Radian)(1)	1,000,000	1,010,240
Colorado Water Resources & Power Development Auth. Rev., Series 2000 A, 6.25%, 9/1/16(1)	50,000	50,736
Denver City and County Airport Rev., Series 2010 A, 5.00%, 11/15/21(1)	2,500,000	2,771,600
Douglas & Elbert Counties School District No. Re-1 GO, Series 2002 B, 5.75%, 12/15/12, Prerefunded at 100% of Par (AGM)(1)(2)	1,000,000	1,082,070
El Paso County School District No. 8 & Fountain-Fort Carson School District Finance Corp. COP, 4.25%, 12/15/13 (Ambac)(1)	1,020,000	1,031,740
Regional Transportation District COP, Series 2010 A, 5.50%, 6/1/21(1)	2,000,000	2,256,140
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 7/15/19	3,600,000	3,771,828
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.25%, 1/15/20	4,835,000	4,966,270
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/20	2,895,000	2,924,413
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/21	1,400,000	1,390,424
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/21	1,400,000	1,390,046

Principal Amount	Value
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 1/15/22	$1,400,000	$1,373,932
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 5.00%, 7/15/22	1,500,000	1,471,095
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	1,000,000	1,002,700
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30(1)	1,200,000	1,276,068
University of Colorado Regents COP, 6.00%, 6/1/12, Prerefunded at 100% of Par (NATL-IBC)(1)(2)	5,000,000	5,274,400
		40,920,616
CONNECTICUT — 1.4%
Bridgeport GO, Series 2004 A, 5.25%, 8/15/14, Prerefunded at 100% of Par (NATL)(1)(2)	2,150,000	2,460,632
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/13(1)	5,000,000	5,356,450
Connecticut Economic Recovery GO, Series 2009 A, 5.00%, 1/1/14(1)	3,900,000	4,316,364
Connecticut GO, Series 2001 C, 5.50%, 12/15/13 (NATL-IBC)(1)	4,000,000	4,486,080
Connecticut GO, Series 2006 C, 5.00%, 6/1/14(1)	5,000,000	5,607,000
Connecticut GO, Series 2006 D, 5.00%, 11/1/15(1)	1,595,000	1,850,551
Connecticut Health & Educational Facilities Auth. Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/16 (NATL)(1)	2,660,000	2,994,495
Connecticut Health & Educational Facilities Auth. Rev., Series 2008 B, VRDN, 0.15%, 6/1/11 (LOC: Bank of America N.A.)	1,300,000	1,300,000
		28,371,572
DISTRICT OF COLUMBIA — 0.9%
District of Columbia Rev., (Gonzaga College High School), 5.20%, 7/1/12 (AGM)(1)	835,000	838,106
District of Columbia Rev., Series 2010 A, 5.00%, 12/1/19(1)	5,000,000	5,931,250
District of Columbia Water & Sewer Auth. Public Utility Rev., Series 2008 A, (Subordinated Lien), 5.00%, 10/1/34 (AGC)(1)	1,200,000	1,226,148
Metropolitan Washington Airports Auth. Rev., Series 2009 A, (First Senior Lien), 5.00%, 10/1/39(1)	5,000,000	4,973,400
Washington Metropolitan Area Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/17(1)	4,600,000	5,302,650
		18,271,554
FLORIDA — 4.0%
Citizens Property Insurance Corp. Rev., Series 2008 A1, (Second High Risk Notes), 5.00%, 6/1/11(1)	2,500,000	2,500,000
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17(1)	5,800,000	6,217,890
Collier County School Board COP, 5.50%, 2/15/12 (AGM)(1)	1,475,000	1,524,191
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.19%, 6/1/11(1)	1,500,000	1,500,000
Florida Hurricane Catastrophe Fund Finance Corp. Rev., Series 2008 A, 5.00%, 7/1/13(1)	10,000,000	10,759,200
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/20	2,000,000	2,218,500
Florida Municipal Power Agency Rev., Series 2009 A, (All Requirements Power), 5.25%, 10/1/21	3,470,000	3,813,322
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/16(1)	1,000,000	1,094,420
Halifax Hospital Medical Center Rev., Series 2006 A, 5.25%, 6/1/18(1)	900,000	958,833
Halifax Hospital Medical Center Rev., Series 2006 B1, 5.50%, 6/1/38 (AGM)(1)	1,000,000	997,910
Halifax Hospital Medical Center Rev., Series 2006 B2, 5.375%, 6/1/31 (AGM)(1)	2,000,000	2,018,560

Principal Amount	Value
Indian River County Rev., (Spring Training Facility), 5.25%, 4/1/15 (NATL/FGIC)(1)	$1,235,000	$1,251,747
Jacksonville Health Facilities Auth. Rev., Series 2007 C, (Baptist Healthcare System), VRDN, 0.14%, 6/1/11 (LOC: Bank of America N.A.(1)	550,000	550,000
JEA Electric System Rev., Series 2009 A, 5.50%, 10/1/39(1)	10,000,000	10,131,100
Miami Parking Facilities Rev., 5.25%, 10/1/15 (NATL)(1)	650,000	722,898
Miami-Dade County Aviation Department Rev., Series 2007 D, (Miami International Airport), 5.25%, 10/1/26 (AGM)(1)	4,650,000	4,859,575
Miami-Dade County Aviation Department Rev., Series 2010 B, 5.00%, 10/1/41(1)	3,000,000	2,781,720
Miami-Dade County GO, (Double Barreled Aviation), 5.00%, 7/1/17(1)	200,000	231,904
Miami-Dade County School Board COP, Series 2001 C, 5.50%, 10/1/11, Prerefunded at 100% of Par (AGM)(1)(2)	1,000,000	1,017,490
Orange County School Board COP, Series 2002 A, 5.50%, 8/1/12, Prerefunded at 100% of Par (NATL)(1)(2)	1,875,000	1,989,169
Orlando & Orange County Expressway Auth. Rev., (Junior Lien), 6.50%, 7/1/11 (NATL/FGIC)(1)	450,000	452,169
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33(1)	2,000,000	2,071,300
Orlando Utilities Commission Water & Electric Rev., Series 1989 D, 6.75%, 10/1/17(1)(2)	1,000,000	1,168,770
Palm Beach County Health Facilities Auth. Rev., Series 2010 A, (Bethesda Healthcare System), 5.25%, 7/1/40 (AGM)(1)	6,250,000	6,144,438
Putnam County Development Auth. Pollution Control Rev., Series 2007 B, (Seminole Electric Cooperative, Inc.), VRDN, 5.35%, 5/1/18(Ambac)(1)	1,500,000	1,616,460
South Lake County Hospital District Rev., Series 2010 A, (South Lake Hospital), 6.25%, 4/1/39	3,250,000	3,224,227
St. Petersburg Health Facilities Auth. Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	4,700,000	5,093,531
Sumter County School Board COP, 5.50%, 7/2/12, Prerefunded at 100% of Par (NATL)(1)(2)	1,000,000	1,056,950
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)(2)	430,000	503,599
Sunrise Florida Utilities System Rev., 5.20%, 10/1/22 (Ambac)	570,000	617,139
Tampa Guaranteed Entitlement Rev., 6.00%, 10/1/18 (Ambac)(1)	340,000	379,919
Tampa Water & Sewer Rev., 6.00%, 10/1/17 (AGM)(1)	1,000,000	1,211,290
		80,678,221
GEORGIA — 3.8%
Appling County Development Auth. Pollution Control Rev., (Georgia Power Co. Plant Hatch), VRDN, 0.19%, 6/1/11(1)	2,500,000	2,500,000
Athens-Clarke County Unified Government Water & Sewer Rev., 5.625%, 1/1/28(1)	1,200,000	1,319,424
Atlanta Rev., Series 2009 A, 6.00%, 11/1/27(1)	5,000,000	5,474,600
Atlanta Rev., Series 2009 A, 6.00%, 11/1/28(1)	3,000,000	3,265,140
De Kalb County Hospital Antic Auth. Rev., (De Kalb Medical Center, Inc.), 6.125%, 9/1/40	2,450,000	2,308,807
Floyd County Development Auth. Pollution Control Rev., (Georgia Power Co. Plant Hammond), VRDN, 0.19%, 6/1/11(1)	2,900,000	2,900,000
Fulton County Development Auth. Rev., Series 2001 A, (TUFF/Atlanta Housing, LLC Project at Georgia State University), 5.50%, 9/1/18 (Ambac)(1)	1,250,000	1,279,825
Georgia GO, Series 2009 G, 5.00%, 11/1/16(1)	2,000,000	2,378,660

Principal Amount	Value
Georgia GO, Series 2009 I, 5.00%, 7/1/16(1)	$10,000,000	$11,816,900
Georgia GO, Series 2009 I, 5.00%, 7/1/19(1)	10,000,000	12,042,400
Georgia Municipal Electric Auth. Rev., Series 2008 A, (Project 1), 5.25%, 1/1/17(1)	5,000,000	5,644,150
Georgia Municipal Electric Auth. Rev., Series 2008 D, (Project 1), 5.50%, 1/1/26(1)	4,800,000	5,158,944
Georgia Municipal Electric Power Auth. Rev., Series 1991 V, 6.50%, 1/1/12 (NATL-IBC) (Bank of New York)(1)(2)	60,000	62,190
Georgia Municipal Electric Power Auth. Rev., Series 1991 V, 6.50%, 1/1/12 (NATL-IBC) (Bank of New York)(1)	190,000	195,544
Georgia Road & Tollway Auth. Rev., Series 2008 A, (Federal Highway Grant Antic Bonds), 5.00%, 6/1/16(1)	6,350,000	7,439,152
Georgia Road & Tollway Auth. Rev., Series 2009 A, (Federal Highway Grant Antic Bonds), 5.00%, 6/1/21(1)	4,000,000	4,586,080
LaGrange Water & Sewerage Rev., 5.00%, 1/1/12 (Ambac)(1)	2,000,000	2,050,740
Marietta Development Auth. Rev., (Life University, Inc.), 6.25%, 6/15/20(1)	930,000	922,383
Private Colleges & Universities Auth. Rev., Series 2009 B, (Emory University), 5.00%, 9/1/35(1)	1,000,000	1,032,330
Putnam County Development Auth. Pollution Control Rev., (Georgia Power Co. – Plant Branch), VRDN, 0.19%, 6/1/11(1)	4,100,000	4,100,000
		76,477,269
GUAM — 0.2%
Guam Government Department of Education COP., Series 2010 A, (John F. Kennedy High School), 6.875%, 12/1/40(1)	1,500,000	1,441,935
Guam Government GO, Series 2009 A, 6.75%, 11/15/29(1)	2,850,000	2,901,215
		4,343,150
HAWAII — 0.4%
Hawaii GO, Series 2010 DY, 5.00%, 2/1/15(1)	1,000,000	1,133,390
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40(1)	800,000	743,616
Hawaii Pacific Health Rev., Series 2010 A, 5.50%, 7/1/40(1)	3,500,000	3,124,275
Honolulu City and County GO, Series 2009 A, 5.00%, 4/1/21(1)	3,000,000	3,473,340
		8,474,621
IDAHO(5)
Idaho Health Facilities Auth. Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)(1)	250,000	252,628
ILLINOIS — 5.4%
Bedford Park GO, Series 2004 A, 5.25%, 12/15/20 (AGM)(1)	2,000,000	2,195,400
Bourbonnais Industrial Project Rev., (Olivet Nazarene University), 5.00%, 11/1/20(1)	1,235,000	1,231,283
Chicago Board of Education GO, Series 2008 C, 5.25%, 12/1/23(1)	5,000,000	5,204,850
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14(1)	1,050,000	1,143,923
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15(1)	1,250,000	1,374,225
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16(1)	1,300,000	1,437,657
Chicago O’Hare International Airport Rev., Series 1993 A, (Senior Lien), 5.00%, 1/1/12 (NATL-IBC)(1)	4,000,000	4,099,080
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/12 (AGM)(1)	2,310,000	2,369,159
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/13 (AGM)(1)	2,200,000	2,331,604
Chicago O’Hare International Airport Rev., Series 2008 A, 5.00%, 1/1/14 (AGM)(1)	4,000,000	4,342,240
Chicago O’Hare International Airport Rev., Series 2008 C, 4.00%, 1/1/17 (AGM)(1)	600,000	640,968

Principal Amount	Value
Chicago O’Hare International Airport Rev., Series 2011 A, (Third Lien), 5.75%, 1/1/39(1)	$2,000,000	$2,043,480
Chicago O’Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/16(1)	1,000,000	1,115,180
Chicago O’Hare International Airport Rev., Series 2011 B, (Third Lien), 5.00%, 1/1/22(1)	1,000,000	1,071,110
Chicago Rev., Series 2006 A, (Second Lien), 5.00%, 11/1/13 (Ambac)(1)	1,015,000	1,095,926
Cicero GO, Series 2005 A, 5.25%, 1/1/20 (XLCA)(1)	1,250,000	1,253,988
Cicero GO, Series 2005 A, 5.25%, 1/1/21 (XLCA)(1)	1,000,000	990,320
Illinois Dedicated Tax Rev., (Civic Center), 6.25%, 12/15/20 (Ambac)(1)	2,000,000	2,271,300
Illinois Finance Auth. Rev., (Central DuPage Health), 5.00%, 11/1/27	3,595,000	3,614,485
Illinois Finance Auth. Rev., (Little Co. of Mary Hospital and Health Care Centers), 5.375%, 8/15/40(1)	1,000,000	906,640
Illinois Finance Auth. Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28(1)	5,000,000	5,516,550
Illinois Finance Auth. Rev., Series 2009 C, (Rush University Medical Center), 6.375%, 11/1/29(1)	5,000,000	5,241,500
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/13(1)	1,665,000	1,712,952
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/14(1)	1,000,000	1,041,050
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.25%, 5/1/16	1,000,000	1,052,840
Illinois Finance Auth. Rev., Series 2011 A, 6.00%, 8/15/41(1)	2,000,000	1,997,020
Illinois GO, 5.50%, 8/1/15 (NATL)(1)	1,795,000	1,984,875
Illinois GO, 5.00%, 1/1/17 (AGM)(1)	9,800,000	10,758,146
Illinois GO, 5.00%, 1/1/20(1)	1,000,000	1,051,230
Illinois Health Facilities Auth. Rev., Series 1992 C, (Evangelical Hospital), 6.75%, 4/15/12(1)(2)	260,000	262,145
Illinois Sales Tax Rev., 5.00%, 6/15/17(1)	3,000,000	3,431,130
Illinois State Toll Highway Auth. Rev., Series 2010 A1, 5.00%, 1/1/25(1)	5,000,000	5,185,200
Kane County Community Unit School District No. 304 GO, 6.20%, 1/1/15, Prerefunded at 100% of Par (AGM)(1)(2)	930,000	1,101,780
Metropolitan Pier & Exposition Auth. Rev., Series 2002 A, (Capital Appreciation-McCormick Place Exposition), 5.81%, 12/15/31 (NATL (1)(4)	32,870,000	9,760,418
Metropolitan Pier & Exposition Auth. Rev., Series 2010 B2, (Taxable – McCormick), 5.00%, 6/15/50(1)	2,750,000	2,471,480
Ogle Lee & De Kalb Counties Township High School District No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (NATL)(1)(2)	1,035,000	1,065,129
Ogle Lee & De Kalb Counties Township High School District No. 212 GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (NATL)(1)(2)	1,145,000	1,178,331
Ogle Lee & De Kalb Counties Township High School District No. 212 GO, 6.00%, 12/1/18 (NATL)(1)	75,000	76,778
Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/1/17(1)	6,000,000	6,255,480
Regional Transportation Auth. Rev., Series 1990 A, 7.20%, 11/1/20 (Ambac)(1)	940,000	1,131,017
Rock Island-Mercer et al Counties Community College District No. 503 GO, Series 2008 A, (Black Hawk College), 4.00%, 12/1/11 (Ambac)(1)	1,000,000	1,015,270
Southwestern Illinois Development Auth. Rev., (Triad School District No. 2), 5.00%, 10/1/18 (NATL)(1)	1,000,000	1,071,350

Principal Amount	Value
University of Illinois COP, Series 2006 A, (Academic Facilities), 5.00%, 3/15/16 (Ambac)(1)	$3,270,000	$3,572,540
		108,667,029
INDIANA — 1.2%
Hamilton Southeastern Consolidated School Building Corp. Rev., (Hamilton County), 4.25%, 7/15/20 (AGM)(1)	1,000,000	1,038,460
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/17 (AGM)(1)	1,520,000	1,736,083
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/18 (AGM)(1)	1,600,000	1,799,216
Indiana Bond Bank Rev., Series 2006 A, 5.00%, 8/1/19 (AGM)(1)	1,680,000	1,860,331
Indiana Finance Auth. Lease Rev., Series 2008 A1, 5.00%, 11/1/16(1)	5,000,000	5,749,700
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.25%, 1/1/24(1)	2,545,000	2,746,920
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.375%, 1/1/25(1)	1,600,000	1,717,200
Indiana Transportation Finance Auth. Rev., Series 1990 A, 7.25%, 6/1/15(1)	635,000	710,095
Indiana Transportation Finance Auth. Rev., Series 1990 A, 7.25%, 6/1/15, Prerefunded at 100% of Par(1)(2)	75,000	75,065
Indianapolis Local Public Improvement Bond Bank Rev., Series 2002 A, (Water Works), 5.00%, 7/1/12 (NATL)(1)	1,435,000	1,500,436
Mount Vernon of Hancock County Multi-School Building Corp. Rev., Series 2001 B, (First Mortgage), 5.75%, 7/15/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,500,000	1,510,005
Valparaiso Middle Schools Building Corp. Rev., (First Mortgage), 5.75%, 7/15/11, Prerefunded at 100% of Par (FGIC)(1)(2)	1,650,000	1,661,253
Zionsville Community Schools Building Corp. Rev., (First Mortgage), 5.75%, 1/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,000,000	1,034,580
		23,139,344
IOWA — 0.4%
Iowa Finance Auth. Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/13(1)	1,485,000	1,457,735
Iowa Finance Auth. Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/14(1)	1,950,000	1,888,556
Iowa Finance Auth. Health Facilities Rev., Series 2006 A, (Development Care Initiatives), 5.25%, 7/1/16(1)	1,690,000	1,611,618
Iowa Rev., Series 2009 A, (I-Jobs Program), 5.00%, 6/1/22(1)	2,500,000	2,843,000
		7,800,909
KANSAS — 0.4%
Kansas State Department of Transportation Rev., Series 2009 A, 5.00%, 9/1/16(1)	4,500,000	5,324,895
Wichita Hospital Facilities Rev., Series 2001 III, 5.25%, 11/15/13(1)	1,280,000	1,313,728
Wichita Hospital Facilities Rev., Series 2001 III, 5.50%, 11/15/16(1)	1,195,000	1,223,811
		7,862,434
KENTUCKY — 0.5%
Kentucky Asset/Liability Commission Agency Fund Rev., Series 2010 A, (Federal Highway Trust), 5.00%, 9/1/20(1)	4,000,000	4,659,760
Kentucky Economic Development Finance Auth. Rev., Series 2009 A, (Baptist Healthcare System), 5.375%, 8/15/24	3,000,000	3,135,390
Kentucky Economic Development Finance Auth. Rev., Series 2009 A, (Baptist Healthcare System), 5.625%, 8/15/27	1,250,000	1,322,237
		9,117,387
LOUISIANA — 0.5%
Louisiana Public Facilities Auth. Rev., Series 2006 A, (Black & Gold Facilities), 4.00%, 7/1/13 (CIFG)(1)	1,105,000	1,099,298

Principal Amount	Value
Louisiana Public Facilities Auth. Rev., Series 2006 A, (Black & Gold Facilities), 5.00%, 7/1/15 (CIFG)(1)	$1,205,000	$1,210,688
Louisiana Public Facilities Auth. Rev., Series 2007 A, (Black & Gold Facilities), 5.00%, 7/1/22 (CIFG)(1)	1,465,000	1,496,512
New Orleans Aviation Board Gulf Opportunity Zone Rev., Series 2010 A, (Passenger Facility Charge), 5.25%, 1/1/41(1)	2,000,000	1,986,520
Regional Transit Auth. Sales Tax Rev., 5.00%, 12/1/17 (AGM)(1)	1,000,000	1,146,540
Regional Transit Auth. Sales Tax Rev., 5.00%, 12/1/19 (AGM)(1)	1,000,000	1,136,140
Regional Transit Auth. Sales Tax Rev., 5.00%, 12/1/20 (AGM)(1)	1,250,000	1,417,287
		9,492,985
MAINE — 0.1%
Portland Airport Rev., 5.00%, 1/1/40 (AGM)(1)	1,795,000	1,799,272
MARYLAND — 1.6%
Maryland Economic Development Corp. Rev., Series 2010 A, (Transportation Facilities), 5.75%, 6/1/35	1,000,000	974,490
Maryland GO, Series 2005 A, (Capital Improvement & Local Facilities), 5.25%, 2/15/15(1)	10,000,000	11,543,300
Maryland GO, Series 2009 C, (State & Local Facilities Loan), 5.00%, 11/1/16(1)	10,000,000	11,916,400
Maryland Health & Higher Educational Facilities Auth. Rev., (Doctors Community Hospital), 5.75%, 7/1/38	2,400,000	2,030,112
Maryland Health & Higher Educational Facilities Auth. Rev., (Johns Hopkins Health System), VRDN, 3.65%, 11/15/11(1)	1,000,000	1,014,910
Maryland Health & Higher Educational Facilities Auth. Rev., (Lifebridge Health Issue), 5.00%, 7/1/12(1)	270,000	281,038
Maryland Health & Higher Educational Facilities Auth. Rev., (Lifebridge Health Issue), 5.00%, 7/1/13(1)	1,565,000	1,672,907
Maryland Health & Higher Educational Facilities Auth. Rev., Series 2008 A, (Johns Hopkins University), 5.25%, 7/1/38(1)	1,645,000	1,742,071
		31,175,228
MASSACHUSETTS — 4.3%
Massachusetts Bay Transportation Auth. Rev., Series 2008 A, (Assessment Bonds), 5.25%, 7/1/34(1)	3,300,000	3,500,937
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	1,750,000	1,533,927
Massachusetts Development Finance Agency Rev., Series 2007 C, (Wheelock College), 5.00%, 10/1/17(1)	1,760,000	1,841,470
Massachusetts Development Finance Agency Rev., Series 2009 V2, (Boston University), 2.875%, 10/1/14(1)	5,000,000	5,204,400
Massachusetts Development Finance Agency Rev., Series 2010 A, (Emerson College), 5.00%, 1/1/40(1)	4,175,000	3,909,929
Massachusetts GO, Series 2002 C, (Consolidated Loan of 2002), 5.50%, 11/1/12 (AGM)(1)	10,000,000	10,738,200
Massachusetts GO, Series 2006 D, (Consolidated Loan of 2002), 5.00%, 8/1/14(1)	2,500,000	2,819,275
Massachusetts GO, Series 2010 A, VRN, 0.56%, 6/2/11(1)	5,000,000	5,004,300
Massachusetts Health & Educational Facilities Auth. Rev., (Boston Medical Center), 5.25%, 7/1/38(1)	5,000,000	4,136,850
Massachusetts Health & Educational Facilities Auth. Rev., Series 1992 F, (Massachusetts General Hospital), 6.25%, 7/1/12 (Ambac)(1)(2)	340,000	346,875
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 A, (Massachusetts Institute of Technology), 5.00%, 7/1/14(1)	5,000,000	5,648,900

Principal Amount	Value
Massachusetts Health & Educational Facilities Auth. Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(1)	$6,800,000	$7,440,356
Massachusetts Health & Educational Facilities Auth. Rev., Series 2009 O, (Massachusetts Institute of Technology), 5.75%, 7/1/26(1)	10,000,000	11,587,300
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35(1)	2,000,000	1,851,300
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/20(1)	1,500,000	1,527,900
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 G, (Umass Memorial), 5.00%, 7/1/21(1)	1,050,000	1,055,281
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 H, (Winchester Hospital), 5.25%, 7/1/38(1)	2,050,000	1,755,395
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/23(1)	1,000,000	1,081,450
Massachusetts State Department of Transportation Metropolitan Highway Rev., Series 2010 B, (Metropolitan Senior), 5.00%, 1/1/24(1)	6,000,000	6,452,400
Massachusetts Water Resources Auth. Rev., Series 2011 B, 5.00%, 8/1/23(1)	1,000,000	1,160,400
Massachusetts Water Resources Auth. Rev., Series 2011 B, 5.00%, 8/1/24(1)	1,815,000	2,073,166
Massachusetts Water Resources Auth. Rev., Series 2011 B, 5.00%, 8/1/25(1)	4,215,000	4,749,083
Massachusetts Water Resources Auth. Rev., Series 2011 B, 5.00%, 8/1/26(1)	1,000,000	1,116,910
		86,536,004
MICHIGAN — 1.9%
Kalamazoo Public Schools GO, (Building & Site), 4.00%, 5/1/13 (AGM)(1)	1,265,000	1,334,752
Kalamazoo Public Schools GO, (Building & Site), 5.25%, 5/1/16 (AGM)(1)	1,545,000	1,779,933
Lansing Board of Water & Light Utility System Rev., Series 2011 A, 5.00%, 7/1/27(3)	5,000,000	5,244,100
Michigan Higher Education Facilities Auth. Rev., (Limited Obligation-Hillsdale College), 5.00%, 3/1/26(1)	2,345,000	2,362,775
Michigan State Building Auth. Rev., Series 2003 I, (Facilities Program), 5.25%, 10/15/11 (AGM)(1)	5,000,000	5,086,900
Michigan State Building Auth. Rev., Series 2009 I, (Facilities Program), 5.25%, 10/15/20(1)	4,000,000	4,400,960
Pontiac City School District GO, 5.00%, 5/1/13 (XLCA)(1)	145,000	150,469
Pontiac City School District GO, 5.00%, 5/1/15 (XLCA)(1)	1,110,000	1,150,648
Pontiac City School District GO, 5.00%, 5/1/16 (XLCA)(1)	1,425,000	1,470,643
Pontiac City School District GO, 5.00%, 5/1/17 (XLCA)(1)	1,370,000	1,389,605
Taylor GO, 5.00%, 9/1/11 (NATL)(1)	575,000	580,348
Wayne Charter County Airport Rev., Series 2002 C, 5.00%, 12/1/11 (NATL/FGIC)(1)	2,010,000	2,053,637
Wayne Charter County Airport Rev., Series 2002 C, 5.375%, 12/1/13 (NATL/FGIC)(1)	2,215,000	2,339,704
Wayne Charter County Airport Rev., Series 2002 C, 5.375%, 12/1/14 (NATL/FGIC)(1)	2,335,000	2,453,968
Wayne County Airport Auth. Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/18 (NATL/FGIC)(1)	3,000,000	3,132,000
Wayne County Airport Auth. Rev., (Detroit Metropolitan Airport), 5.00%, 12/1/19 (NATL/FGIC)(1)	2,000,000	2,080,840
		37,011,282

Principal Amount	Value
MINNESOTA — 1.1%
Minnesota GO, Series 2008 A, 5.00%, 6/1/13(1)	$10,000,000	$10,919,200
Minnesota Higher Education Facilities Auth. Rev., Series 2005-6G, (St. John University), 5.00%, 10/1/12(1)	1,500,000	1,578,105
Minnesota Higher Education Facilities Auth. Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/17	2,740,000	3,100,255
Minnesota Higher Education Facilities Auth. Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/20	2,680,000	2,965,206
Minnesota Higher Education Facilities Auth. Rev., Series 2010-7B, (Gustavus Adolfus), 5.00%, 10/1/22	1,250,000	1,351,300
Rochester Health Care Facilities Rev., Series 2011 C, (Mayo Clinic), VRDN, 4.50%, 11/15/21(1)	1,000,000	1,072,690
		20,986,756
MISSISSIPPI — 0.9%
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/15 (Ambac)(1)	1,565,000	1,742,847
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Biloxi, Mississippi), 5.00%, 11/1/16 (Ambac)(1)	1,645,000	1,852,467
Mississippi Development Bank Special Obligation Rev., Series 2006 A, (Municipal Energy Agency Power Supply), 5.00%, 3/1/17 (XLCA)(1)	1,000,000	1,061,920
Mississippi Development Bank Special Obligation Rev., Series 2007 A, (Mississippi Development Bank), 5.00%, 7/1/19 (Ambac)(1)	4,620,000	5,034,506
Mississippi Development Bank Special Obligation Rev., Series 2010 D, (Department of Corrections), 5.25%, 8/1/27(1)	5,000,000	5,288,450
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/17 (AGM)(1)	1,195,000	1,358,906
University of Southern Mississippi Educational Building Co. Rev., Series 2006 A, 5.00%, 3/1/18 (AGM)(1)	1,940,000	2,173,712
		18,512,808
MISSOURI — 0.8%
Jackson County Public Building Corp. Rev., Series 2006 A, (Capital Improvements), 5.00%, 12/1/15 (NATL)(1)	1,425,000	1,614,668
Missouri Health & Educational Facilities Auth. Rev., Series 2008 A, (Washington University), 5.375%, 3/15/39(1)	2,000,000	2,133,180
Missouri Highways & Transportation Commission Rev., Series 2006 A, (First Lien), 5.00%, 5/1/13(1)	3,030,000	3,297,791
Missouri Highways & Transportation Commission Rev., Series 2010 A, 5.00%, 5/1/18(1)	2,700,000	3,224,988
Missouri Joint Municipal Electric Utility Commission Rev., (Plum Point), 5.00%, 1/1/16 (NATL)(1)	3,145,000	3,424,339
Platte County Industrial Development Auth. Rev., (Zona Rosa Retail), 5.00%, 12/1/32(1)	1,000,000	1,014,120
St. Louis Municipal Finance Corp. Rev., Series 2006 A, (Carnahan Courthouse), 4.00%, 2/15/17 (Ambac)(1)	1,000,000	1,067,230
		15,776,316
MONTANA(5)
Montana Facility Finance Auth. Health Care Rev., (Kalispell Regional Medical Center), 5.00%, 7/1/35(1)	655,000	645,948
NEBRASKA — 0.4%
Nebraska Public Power District Rev., Series 2007 B, 5.00%, 1/1/13 (AGM)(1)	2,000,000	2,139,600
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/20(1)	2,500,000	2,792,675

Principal Amount	Value
Omaha Public Power District Electric System Rev., Series 2007 A, 5.00%, 2/1/21(1)	$3,000,000	$3,338,010
		8,270,285
NEVADA — 0.2%
Clark County Economic Development Rev., (University of Southern Nevada), 5.00%, 4/1/22 (Radian)(1)	1,000,000	903,320
Reno Sales & Room Tax Rev., (ReTrac-Reno Transportation Rail Access Corridor) (Senior Lien), 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)(2)	1,550,000	1,631,235
Reno Sales & Room Tax Rev., (ReTrac-Reno Transportation Rail Access Corridor) (Senior Lien), 5.50%, 6/1/12, Prerefunded at 100% of Par (Ambac)(1)(2)	1,865,000	1,962,745
		4,497,300
NEW HAMPSHIRE — 0.3%
New Hampshire Health & Education Facilities Auth. Rev., (Dartmouth-Hitchcock), 5.00%, 8/1/40(1)	2,000,000	1,975,660
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/11(1)	855,000	861,780
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/12(1)	180,000	184,736
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/13(1)	1,030,000	1,070,613
New Hampshire Health & Education Facilities Auth. Rev., Series 2004 A, (Kendal at Hanover), 5.00%, 10/1/18(1)	1,960,000	2,032,892
		6,125,681
NEW JERSEY — 4.4%
New Jersey Economic Development Auth. Rev., Series 2008 Y, (School Facility Construction), 5.00%, 9/1/33(1)	110,000	109,919
New Jersey Economic Development Auth. Rev., Series 2010 DD1, (School Facility Construction), 5.00%, 12/15/18(1)	5,000,000	5,515,100
New Jersey GO, 5.00%, 8/1/14(1)	5,000,000	5,600,650
New Jersey GO, 5.00%, 6/1/17(1)	4,500,000	5,212,845
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15(1)	7,000,000	8,005,200
New Jersey Health Care Facilities Auth. Rev., (Hackensack University Medical Center), 5.00%, 1/1/34(1)	1,050,000	926,898
New Jersey Health Care Facilities Financing Auth. Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31(1)	1,725,000	1,722,757
New Jersey Sports & Exposition Auth. Rev., Series 2008 B, 5.00%, 9/1/18(1)	7,300,000	8,196,586
New Jersey State Turnpike Auth. Rev., Series 2009 G, 5.00%, 1/1/18(1)	1,700,000	1,922,853
New Jersey Transit Corp. COP, 5.00%, 10/1/12 (AGM)(1)	4,235,000	4,462,250
New Jersey Transit Corp. COP, 5.00%, 10/1/13 (AGM)(1)	5,595,000	6,053,007
New Jersey Transportation Trust Fund Auth. Rev., Series 2003 B2, 5.00%, 12/15/16(1)	10,000,000	11,204,200
New Jersey Transportation Trust Fund Auth. Rev., Series 2004 B, 5.25%, 12/15/12 (NATL/FGIC)(1)	7,400,000	7,906,308
New Jersey Transportation Trust Fund Auth. Rev., Series 2006 A, 5.25%, 12/15/20(1)	15,000,000	16,535,850
New Jersey Transportation Trust Fund Auth. Rev., Series 2010 D, 5.00%, 12/15/17(1)	4,750,000	5,311,117
		88,685,540
NEW MEXICO — 0.4%
New Mexico Finance Auth. State Transportation Rev., 5.00%, 6/15/17(1)	1,000,000	1,188,630
New Mexico Finance Auth. State Transportation Rev., 5.00%, 6/15/18(1)	3,000,000	3,583,590

Principal Amount	Value
New Mexico Finance Auth. State Transportation Rev., 4.00%, 6/15/19(1)	$2,000,000	$2,244,960
San Juan County Gross Receipts Tax Rev., Series 2001 A, 5.75%, 9/15/11, Prerefunded at 101% of Par (Ambac)(1)(2)	1,415,000	1,451,960
		8,469,140
NEW YORK — 10.8%
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40(1)	3,700,000	3,722,940
Metropolitan Transportation Auth. Rev., Series 2008 B, VRDN, 5.00%, 11/15/13(1)	4,000,000	4,362,920
Metropolitan Transportation Auth. Rev., Series 2008 C, 6.25%, 11/15/23(1)	5,000,000	5,802,100
Metropolitan Transportation Auth. Rev., Series 2010 G, 5.00%, 11/15/19(1)	1,750,000	1,979,775
Nassau County Interim Finance Auth. Rev., Series 2009 A, (Secured Sales Tax), 5.00%, 11/15/21(1)	1,800,000	2,061,990
Nassau County Interim Finance Auth. Rev., Series 2009 A, (Secured Sales Tax), 5.00%, 11/15/23(1)	1,500,000	1,685,835
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2008 C, 5.00%, 6/15/17(1)	1,350,000	1,596,145
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/39(1)	8,400,000	8,592,360
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 GG1, (Second General Resolution), 5.00%, 6/15/39(1)	5,000,000	5,121,200
New York City Transitional Finance Auth. Rev., Series 2004 D2, (Future Tax Secured Bonds), 5.00%, 11/1/12(1)	8,500,000	9,056,920
New York City Transitional Finance Auth. Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/19(1)	8,000,000	9,044,160
New York City Transitional Finance Auth. Rev., Series 2009 S4, 5.50%, 1/15/39(1)	1,700,000	1,785,629
New York City Transitional Finance Auth. Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39(1)	4,000,000	4,128,720
New York GO, Series 2003 I, 5.75%, 3/1/13, Prerefunded at 100% of Par(1)(2)	5,000,000	5,467,450
New York GO, Series 2004 D, 5.00%, 11/1/17 (AGM)(1)	5,195,000	5,784,529
New York GO, Series 2006 J1, 5.00%, 6/1/18(1)	4,000,000	4,481,440
New York GO, Series 2008 J1, 5.00%, 8/1/13(1)	5,855,000	6,377,851
New York GO, Series 2009 A, 5.00%, 2/15/39(1)	1,700,000	1,761,999
New York GO, Series 2009 E, 5.00%, 8/1/16(1)	2,600,000	3,014,648
New York GO, Series 2009 H1, 5.00%, 3/1/17(1)	3,000,000	3,468,480
New York GO, Series 2009 H1, 5.00%, 3/1/22(1)	7,000,000	7,799,960
New York GO, Series 2009 J1, 5.00%, 5/15/22(1)	6,570,000	7,332,646
New York GO, Series 2010 E, 5.00%, 8/1/19(1)	4,555,000	5,301,018
New York Local Government Assistance Corp. Rev., Series 2003 A5/6, 5.00%, 4/1/18(1)	10,000,000	11,745,000
New York State Dormitory Auth. Rev., (Brooklyn Law School), 5.75%, 7/1/33(1)	1,000,000	1,070,590
New York State Dormitory Auth. Rev., (Columbia University), 4.00%, 7/1/13(1)	3,500,000	3,761,520
New York State Dormitory Auth. Rev., Series 1990 A, (UNIC Educational Facilities), 7.50%, 5/15/13 (NATL-IBC)(1)	1,440,000	1,606,262
New York State Dormitory Auth. Rev., Series 2005 F, 5.00%, 3/15/12 (AGM)(1)	1,000,000	1,037,060
New York State Dormitory Auth. Rev., Series 2008 B, 5.75%, 3/15/36(1)	10,000,000	10,988,600
New York State Dormitory Auth. Rev., Series 2009 A, 5.25%, 2/15/25(1)	8,825,000	9,837,581
New York State Dormitory Auth. Rev., Series 2009 A, 5.00%, 2/15/39(1)	4,000,000	4,096,040

Principal Amount	Value
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37(1)	$1,200,000	$1,205,292
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/21(1)	1,785,000	1,926,836
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/22(1)	2,750,000	2,918,878
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14(1)	1,100,000	1,199,561
New York State Thruway Auth. Rev., Series 2009 A1, 5.00%, 4/1/23(1)	3,000,000	3,345,000
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15(1)	3,000,000	3,480,060
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/17(1)	7,000,000	8,268,890
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)(1)	3,150,000	3,355,033
Niagara Falls Bridge Commission Toll Rev., Series 1993 B, 5.25%, 10/1/15 (NATL/FGIC)(1)	710,000	748,269
Port Auth. of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20(1)	850,000	844,925
Port Auth. of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42(1)	2,600,000	2,598,544
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/17(1)	1,000,000	1,071,700
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/18(1)	1,000,000	1,057,480
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.25%, 3/1/20(1)	1,250,000	1,299,150
Suffolk County Industrial Development Agency Rev., (New York Institute of Technology), 5.00%, 3/1/26(1)	1,175,000	1,180,687
Triborough Bridge & Tunnel Auth. Rev., Series 2008 B3, VRDN, 5.00%, 11/15/15(1)	5,000,000	5,635,900
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	10,000,000	10,234,000
Triborough Bridge & Tunnel Auth. Rev., Series 2010 A1, VRDN, 4.00%, 11/15/12(1)	8,000,000	8,393,600
Troy Capital Resource Corp. Rev., Series 2010 A, (Rensselaer Polytechnic Institute), 5.125%, 9/1/40(1)	3,040,000	3,012,458
		215,649,631
NORTH CAROLINA — 1.5%
Charlotte GO, 5.00%, 8/1/19(1)	2,000,000	2,353,980
Charlotte Water & Sewer System Rev., 5.00%, 7/1/17(1)	1,000,000	1,191,280
Greensboro Rev., (Combined Enterprise System), 5.25%, 6/1/20(1)	2,060,000	2,506,073
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/17(1)	2,790,000	3,148,208
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18(1)	2,955,000	3,330,049
North Carolina Eastern Municipal Power Agency Rev., Series 2009 B, 5.00%, 1/1/26(1)	5,600,000	5,807,144
North Carolina Eastern Municipal Power Agency Rev., Series 2010 A, 5.00%, 1/1/15(1)	3,000,000	3,327,240

Principal Amount	Value
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)(2)	$640,000	$690,880
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)	1,360,000	1,457,566
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/19(1)	2,500,000	2,852,150
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 C, 5.25%, 1/1/20(1)	2,000,000	2,253,600
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2009 A, 5.00%, 1/1/30(1)	1,800,000	1,856,628
		30,774,798
OHIO — 1.8%
American Municipal Power-Ohio, Inc., Rev., Series 2008 A, (Prairie State Energy Campus), 5.00%, 2/15/17(1)	1,000,000	1,107,600
Cleveland COP, Series 2010 A, (Cleveland Stadium), 5.00%, 11/15/19(1)	2,450,000	2,641,761
Mad River Local School District GO, (Classroom Facilities), 5.75%, 12/1/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,150,000	1,243,645
Milford Exempt Village School District GO, (School Improvements), 6.00%, 12/1/11, Prerefunded at 100% of Par (AGM)(1)(2)	1,700,000	1,749,487
Ohio GO, Series 2005 A, (Infrastructure Improvement), 5.00%, 9/1/11(1)	1,005,000	1,017,000
Ohio GO, Series 2005 A, (Infrastructure Improvement), 5.00%, 9/1/12(1)	1,365,000	1,444,866
Ohio Higher Educational Facility Commission Rev., (Oberlin College), 5.00%, 10/1/19(1)	5,000,000	5,805,500
Ohio Higher Educational Facility Commission Rev., Series 1990 B, (Case Western Reserve University), 6.50%, 10/1/20(1)	750,000	903,435
Ohio State University (The) Rev., Series 2009 A, 5.00%, 12/1/27(1)	2,000,000	2,130,500
Ohio State University (The) Rev., Series 2010 A, 5.00%, 12/1/16(1)	4,000,000	4,701,320
Ohio State Water Development Auth. Rev., (Drinking Water Assistance Fund), 5.00%, 6/1/18, Prerefunded at 100% of Par(1)(2)	2,000,000	2,409,520
Ohio State Water Development Auth. Rev., (Water Pollution Control Loan Fund), 5.00%, 12/1/13(1)	5,895,000	6,530,658
Summit County GO, 5.75%, 12/1/12, Prerefunded at 101% of Par (FGIC)(1)(2)	1,505,000	1,641,338
Tri Valley Local School District GO, 5.75%, 6/1/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,550,000	1,635,436
		34,962,066
OKLAHOMA — 0.6%
Comanche County Hospital Auth. Rev., 5.00%, 7/1/11 (Radian)(1)	355,000	355,792
Comanche County Hospital Auth. Rev., 5.00%, 7/1/12 (Radian)(1)	1,175,000	1,204,398
Oklahoma Development Finance Auth. Health System Rev., Series 2008 C, 5.50%, 8/15/22 (Obligated Group Consisting of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and INTEGRIS Rural Heath, Inc.)(1)	3,000,000	3,326,220
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/13(1)	1,610,000	1,673,965
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/14(1)	1,730,000	1,791,225

Principal Amount	Value
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/15(1)	$1,710,000	$1,764,583
Pottawatomie County Facilities Auth. Rev., (Shawnee Public Schools), 5.00%, 9/1/16(1)	2,130,000	2,193,176
		12,309,359
OREGON — 0.6%
Oregon GO, Series 2011 J, 5.00%, 5/1/19(1)	1,080,000	1,287,522
Oregon GO, Series 2011 J, 5.00%, 5/1/20(1)	1,870,000	2,231,490
Oregon GO, Series 2011 J, 5.00%, 5/1/21(1)	1,500,000	1,790,445
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39(1)	2,900,000	3,039,113
Oregon State Department of Administrative Services COP, Series 2008 A, 5.00%, 5/1/13 (AGM)(1)	2,840,000	3,078,617
		11,427,187
PENNSYLVANIA — 5.6%
Allegheny County Hospital Development Auth. Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/11(1)	4,000,000	4,047,560
Allegheny County Hospital Development Auth. Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/12(1)	6,210,000	6,564,032
Allegheny County Hospital Development Auth. Rev., Series 2008 A, (University of Pittsburgh Medical Center), 5.00%, 9/1/18(1)	1,500,000	1,697,970
Allegheny County Industrial Development Auth. Rev., (Residential Resources, Inc.), 4.75%, 9/1/14(1)	2,250,000	2,329,268
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL)(1)(2)	1,150,000	1,451,691
East Stroudsburg Area School District GO, 7.75%, 9/1/16, Prerefunded at 100% of Par (AGM)(1)(2)	2,580,000	3,423,479
Exeter Township GO, 5.25%, 7/15/15 (Ambac)(1)	1,155,000	1,329,936
Exeter Township GO, 5.30%, 7/15/19 (Ambac)(1)	1,830,000	2,165,073
Geisinger Auth. Health System Rev., VRN, 0.95%, 8/1/11, resets quarterly at 67% of the 3-month LIBOR plus 0.77% with no caps(1)	5,000,000	3,218,250
Oxford Area School District GO, Series 2001 A, 5.50%, 2/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,000,000	1,037,420
Pennsylvania Economic Development Financing Auth. Rev., Series 2009 A, (Albert Einstein Healthcare Network), 6.25%, 10/15/23	5,000,000	5,252,300
Pennsylvania GO, 5.00%, 7/1/19(1)	15,000,000	17,851,050
Pennsylvania GO, 5.375%, 7/1/18 (AGM)(1)	1,070,000	1,302,725
Pennsylvania Higher Educational Facilities Auth. Rev., Series 2009 A, (University of Pennsylvania), 5.00%, 9/1/19(1)	1,000,000	1,190,880
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.00%, 12/1/16(1)	5,000,000	5,743,000
Pennsylvania Turnpike Commission Rev., Series 2009 B, 5.25%, 6/1/22(1)	10,000,000	10,691,800
Philadelphia Rev., Series 2009 A, (1998 General Ordinance), 5.25%, 8/1/17(1)	1,000,000	1,106,430
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36(1)	1,415,000	1,425,938
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/16(1)	10,000,000	11,175,100
Philadelphia Water & Wastewater Rev., Series 2010 A, 5.00%, 6/15/17 (AGM)(1)	5,000,000	5,661,500
Pittsburgh GO, Series 2006 B, 5.25%, 9/1/16 (AGM)(1)	15,805,000	17,736,055
Scranton Parking Auth. Rev., 5.00%, 6/1/22 (Radian)(1)	1,270,000	1,249,972
Westmoreland County Municipal Auth. Rev., 5.25%, 8/15/15, Prerefunded at 100% of Par (AGM)(1)(2)	4,500,000	5,247,180
		112,898,609

Principal Amount	Value
PUERTO RICO — 4.5%
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/12(1)	$4,000,000	$4,121,120
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14(1)	12,550,000	13,295,470
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 6.00%, 7/1/44(1)	1,750,000	1,751,890
Puerto Rico Electric Power Auth. Rev., Series 2010 ZZ, 5.25%, 7/1/25(1)	5,000,000	5,010,500
Puerto Rico Electric Power Auth. Rev., Series 2010 ZZ, 5.25%, 7/1/26(1)	2,100,000	2,095,569
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23(1)	1,975,000	1,977,094
Puerto Rico GO, Series 2006 B, (Public Improvement), 5.25%, 7/1/17(1)	5,000,000	5,293,000
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/17(1)	2,675,000	2,894,912
Puerto Rico GO, Series 2008 A, 5.50%, 7/1/16(1)	3,020,000	3,283,555
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28(1)	3,000,000	2,889,120
Puerto Rico GO, Series 2011 C, (Public Improvement), 5.75%, 7/1/36(1)	2,085,000	2,054,934
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL)(1)	17,750,000	18,251,082
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14(1)	4,000,000	4,251,600
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/16(1)	2,000,000	2,131,600
Puerto Rico Infrastructure Financing Auth. Special Tax Rev., Series 2006 B, 5.00%, 7/1/13(1)	1,750,000	1,842,068
Puerto Rico Municipal Finance Agency GO, Series 2005 A, 5.00%, 8/1/11(1)	3,700,000	3,722,200
Puerto Rico Public Buildings Auth. Rev., Series 2004 I, (Government Facilities), 5.50%, 7/1/14, Prerefunded at 100% of Par(1)(2)	5,000,000	5,710,150
Puerto Rico Public Buildings Auth. Rev., Series 2007 M, (Government Facilities), 5.50%, 7/1/12(1)	2,000,000	2,074,620
Puerto Rico Public Buildings Auth. Rev., Series 2009 P, (Government Facilities), 6.75%, 7/1/36(1)	6,700,000	7,237,943
		89,888,427
RHODE ISLAND — 0.1%
Rhode Island Depositors Economic Protection Corp. Rev., Series 1993 A, 6.25%, 8/1/16 (NATL)(1)(2)	2,000,000	2,465,500
SOUTH CAROLINA — 1.4%
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/17 (CIFG)(1)	1,060,000	1,160,562
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/18 (CIFG)(1)	2,260,000	2,436,235
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/19 (CIFG)(1)	1,450,000	1,538,508
Kershaw County Public Schools Foundation Installment Purchase Rev., (School Improvements), 5.00%, 12/1/20 (CIFG)(1)	3,000,000	3,152,250
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (FGIC)(1)(2)	625,000	809,188
Piedmont Municipal Power Agency Rev., 6.75%, 1/1/19 (NATL/FGIC)(1)	875,000	1,082,987
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)(2)	140,000	171,483
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)	375,000	447,727
Piedmont Municipal Power Agency Rev., Series 1991 A, 6.50%, 1/1/16 (FGIC)(1)(2)	485,000	594,067

Principal Amount	Value
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/16(1)	$5,000,000	$5,622,200
Piedmont Municipal Power Agency Rev., Series 2009 A3, 5.00%, 1/1/17(1)	3,000,000	3,376,020
South Carolina Jobs-Economic Development Auth. Hospital Rev., (Palmetto Health), 5.75%, 8/1/39(1)	2,700,000	2,511,783
South Carolina Ports Auth. Rev., 4.00%, 7/1/15(1)	1,000,000	1,076,810
South Carolina Ports Auth. Rev., 5.00%, 7/1/16(1)	2,695,000	3,032,495
Spartanburg County Health Services District, Inc. Hospital Rev., 5.50%, 4/15/16 (AGM)(1)	1,095,000	1,123,799
Tobacco Settlement Revenue Management Auth. Rev., 5.00%, 6/1/18(1)	515,000	515,680
		28,651,794
TENNESSEE — 0.5%
Chattanooga Health Educational & Housing Facility Board Rev., Series 2005 A, (Campus Development Foundation, Inc. Phase I LLC), 5.00%, 10/1/15(1)	2,180,000	2,258,807
Johnson City Health & Educational Facilities Board Hospital Rev., (Mountain States Health Alliance), 6.00%, 7/1/38(1)	1,750,000	1,666,840
Memphis Electric System Rev., 5.00%, 12/1/15(1)	2,500,000	2,901,600
Memphis Electric System Rev., 5.00%, 12/1/16(1)	1,000,000	1,180,810
Tennessee State School Board Auth. Rev., Series 2008 B, (Higher Educational Facilities), 5.125%, 5/1/33(1)	1,000,000	1,057,880
		9,065,937
TEXAS — 6.1%
Allen Independent School District GO, (School Building), 5.25%, 2/15/34(1)	3,325,000	3,604,732
Canadian River Municipal Water Auth. Rev., (Conjunctive Use Groundwater), 5.00%, 2/15/19 (Ambac)(1)	1,000,000	1,095,120
Cash Special Utility District Rev., 5.25%, 9/1/24 (NATL)(1)	2,035,000	2,074,235
Cypress-Fairbanks Independent School District GO, (Schoolhouse), 5.00%, 2/15/16 (PSF-GTD)(1)	1,000,000	1,169,730
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14(1)	680,000	775,091
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/15(1)	2,185,000	2,543,296
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19(1)	2,250,000	2,678,535
Dallas-Fort Worth International Airport Facilities Improvement Corp. Rev., Series 2009 A, 5.00%, 11/1/24(1)	1,000,000	1,037,730
Donna Independent School District GO, 5.00%, 2/15/15 (PSF-GTD)(1)	2,000,000	2,285,560
Edcouch-Elsa Independent School District GO, 5.00%, 2/15/14 (PSF-GTD)(1)	1,115,000	1,243,359
Garza County Public Facility Corp. Rev., 5.00%, 10/1/11(1)	610,000	616,192
Garza County Public Facility Corp. Rev., 5.00%, 10/1/13(1)	2,015,000	2,125,603
Garza County Public Facility Corp. Rev., 5.25%, 10/1/14(1)	1,115,000	1,195,436
Garza County Public Facility Corp. Rev., 5.25%, 10/1/15(1)	1,225,000	1,320,146
Garza County Public Facility Corp. Rev., 5.25%, 10/1/16(1)	1,145,000	1,239,348
Garza County Public Facility Corp. Rev., 5.50%, 10/1/16(1)	1,000,000	1,094,450
Gregg County Health Facilities Development Corp. Rev., Series 2006 A, (Good Shepherd Medical Center), 5.00%, 10/1/16(1)	1,000,000	1,037,570

Principal Amount	Value
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 B, (The Methodist Hospital System), 5.50%, 12/1/18(1)	$2,500,000	$2,922,825
Harris County Rev., Series 2009 C, 5.00%, 8/15/17(1)	5,000,000	5,838,750
Hays Consolidated Independent School District GO, 6.32%, 8/15/11 (PSF-GTD)(1)(2)(4)	700,000	699,475
Hays Consolidated Independent School District GO, 6.32%, 8/15/11 (PSF-GTD)(1)(4)	2,300,000	2,298,712
Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,295,000	1,376,468
Hidalgo County GO, 5.50%, 8/15/12, Prerefunded at 100% of Par (FGIC)(1)(2)	1,750,000	1,860,093
Houston Airport System Rev., Series 2009 A, (Senior Lien), 5.50%, 7/1/39(1)	4,000,000	4,119,080
Houston GO, Series 2009 A, (Public Improvement), 5.00%, 3/1/21(1)	10,000,000	11,418,000
Laredo Community College District Combined Fee Rev., 5.25%, 8/1/35 (AGM)(1)	690,000	701,240
Live Oak GO, 5.25%, 8/1/22 (NATL)(1)	1,630,000	1,693,048
Lone Star College System GO, 5.00%, 8/15/21(1)	1,000,000	1,173,780
Lone Star College System GO, 5.00%, 8/15/22(1)	2,650,000	3,075,087
Lower Colorado River Auth. Rev., 5.00%, 5/15/15(1)	800,000	911,008
Lower Colorado River Auth. Rev., (LCRA Transportation Services), 5.00%, 5/15/22(1)	1,000,000	1,090,510
Lower Colorado River Auth. Rev., (LCRA Transportation Services), 5.00%, 5/15/23(1)	3,435,000	3,705,300
Lower Colorado River Auth. Rev., (LCRA Transportation Services), 5.00%, 5/15/24(1)	2,000,000	2,138,240
Lubbock Electric Light & Power System Rev., 4.00%, 4/15/14(1)	2,000,000	2,155,560
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/15(1)	1,000,000	1,128,270
Lubbock Electric Light & Power System Rev., 5.00%, 4/15/16(1)	2,000,000	2,299,440
Montgomery County GO, (Road), 5.50%, 3/1/14, Prerefunded at 100% of Par (Ambac)(1)(2)	1,740,000	1,964,773
North Texas Thruway Auth. Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13(1)	9,500,000	9,995,995
Pasadena Independent School District GO, Series 1996 A, 6.05%, 2/15/16 (PSF-GTD)(1)	550,000	666,897
San Antonio Electric & Gas Rev., (Junior Lien), VRDN, 1.15%, 12/3/12 (LOC: BNP Paribas)(1)	2,750,000	2,763,915
Southside Independent School District GO, Series 2004 A, 5.25%, 8/15/25 (PSF-GTD)(1)	2,120,000	2,317,838
Tarrant County Cultural Education Facilities Finance Corp. Retirement Facility Rev., (Air Force Village Obligated Group), 5.00%, 5/15/1(1)	1,000,000	1,042,840
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Texas Health Resources), 5.00%, 11/15/40(1)	5,000,000	4,734,750
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/15(1)	1,000,000	1,128,500
Texas Municipal Power Agency Rev., (Subordinated Lien-Transmission), 5.00%, 9/1/20(1)	1,500,000	1,705,365
Texas Public Finance Auth. Charter School Finance Corp. Rev., Series 2006 A, (KIPP, Inc.), 5.25%, 2/15/14 (ACA)(1)	400,000	415,580
Texas Public Finance Auth. Rev., Series 2010 A, (Unemployment Compensation), 5.00%, 7/1/14(1)	5,000,000	5,609,800
Texas State Transportation Commission Rev., Series 2006 A, (First Tier), 4.50%, 4/1/16(1)	5,000,000	5,744,600
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/13	1,000,000	1,084,850

Principal Amount	Value
University of North Texas Rev., Series 2009 A, (Financing System), 5.00%, 4/15/16	$1,125,000	$1,314,450
West Harris County Regional Water Auth. Rev., 5.00%, 12/15/35(1)	750,000	762,233
West Oso Independent School District GO, 5.50%, 8/15/13, Prerefunded at 100% of Par (PSF-GTD)(1)(2)	1,265,000	1,404,289
Williamson County GO, Series 2004 A, (Unlimited Tax Road & Refunding Bonds), 5.00%, 2/15/19 (NATL)(1)	1,000,000	1,190,400
		121,588,094
U.S. VIRGIN ISLANDS — 0.8%
Virgin Islands Public Finance Auth. Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17(1)	6,950,000	7,640,830
Virgin Islands Public Finance Auth. Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25(1)	7,250,000	7,201,860
Virgin Islands Water & Power Auth. Rev., Series 2007 A, 5.00%, 7/1/24(1)	1,500,000	1,513,245
		16,355,935
UTAH — 0.9%
Eagle Mountain City Gas & Electric Rev., 5.00%, 6/1/19 (Radian)(1)	2,550,000	2,607,426
Intermountain Power Agency Rev., Series 2008 A, 5.25%, 7/1/20(1)	3,500,000	3,733,870
Salt Lake City Hospital Rev., Series 1988A, (Intermountain Healthcare), 8.125%, 5/15/15(1)(2)	510,000	578,942
Utah County Municipal Building Auth. Lease Rev., 5.25%, 11/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,820,000	1,858,511
Utah County Municipal Building Auth. Lease Rev., 5.25%, 11/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,915,000	1,955,521
Utah County Municipal Building Auth. Lease Rev., 5.50%, 11/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,000,000	1,022,200
Utah GO, Series 2009 C, 5.00%, 7/1/18(1)	4,000,000	4,818,400
West Valley City Sales Tax Rev., Series 2001 A, 5.50%, 7/15/11, Prerefunded at 100% of Par (NATL)(1)(2)	1,305,000	1,313,509
		17,888,379
VERMONT — 0.2%
University of Vermont & State Agricultural College Rev., 5.00%, 10/1/19 (Ambac)(1)	4,290,000	4,830,926
VIRGINIA — 1.3%
Fairfax County COP, 5.30%, 4/15/23(1)	1,500,000	1,595,265
Fairfax County Economic Development Auth. Rev., (Silver Line Phase I), 5.00%, 4/1/36(1)	1,430,000	1,481,022
Montgomery County Industrial Development Auth. Rev., (Tech Foundation), VRDN, 0.15%, 6/1/11 (LOC: Bank of America N.A.)	6,000,000	6,000,000
Virginia College Building & Education Facilities Auth. Rev., Series 2009 A, (Public Higher Education Financing Program), 5.00%, 9/1/28(1)	5,100,000	5,482,704
Virginia Resources Auth. Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16(1)	5,120,000	6,088,602
Virginia Resources Auth. Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/22(1)	4,150,000	4,798,521
Virginia Small Business Financing Auth. Rev., (Virginia State University Real Estate Foundation), VRDN, 0.16%, 6/1/11 (LOC: Bank of America N.A.)	250,000	250,000
		25,696,114
WASHINGTON — 3.1%
Benton County Public Utility District No. 1 Electric Rev., Series 2001 A, 5.625%, 11/1/19 (AGM)(1)	1,000,000	1,018,080
Cowlitz County Kelso School District No. 458 GO, 5.75%, 6/1/12, Prerefunded at 100% of Par (AGM/School Bond Guarantee)(1)(2)	1,000,000	1,055,120

Principal Amount	Value
Energy Northwest Electric Rev., Series 2002 A, (Columbia Generating Station), 5.75%, 7/1/18 (NATL)(1)	$3,500,000	$3,679,830
Energy Northwest Electric Rev., Series 2002 B, (Columbia Generating Station), 6.00%, 7/1/12, Prerefunded at 100% of Par (Ambac)(2)	4,895,000	5,198,490
Energy Northwest Electric Rev., Series 2002 B, (Columbia Generating Station), 6.00%, 7/1/18 (Ambac)(1)	5,105,000	5,381,027
Energy Northwest Electric Rev., Series 2008 D, (Columbia Generating Station), 5.00%, 7/1/12(1)	2,375,000	2,496,576
Energy Northwest Electric Rev., Series 2009 A, (Project 3), 5.25%, 7/1/18(1)	3,000,000	3,606,000
Energy Northwest Electric Rev., Series 2010 A, (Project 3), 5.00%, 7/1/18(1)	5,115,000	6,064,651
Energy Northwest Wind Rev., 4.75%, 7/1/20 (NATL)(1)	1,750,000	1,824,288
King County Public Hospital District No. 2 GO, (Evergreen Healthcare), 5.00%, 12/1/14 (NATL)(1)	1,000,000	1,108,540
King County School District No. 414 Lake Washington GO, 5.75%, 12/1/12, Prerefunded at 100% of Par(1)(2)	1,555,000	1,681,204
Kitsap County School District No. 303 Bainbridge Island GO, 5.00%, 12/1/17 (NATL/School Bond Guarantee)(1)	1,000,000	1,143,760
Mason County School District No. 309 Shelton GO, 5.625%, 12/1/11, Prerefunded at 100% of Par (FGIC/School Bond Guarantee)(1)(2)	1,260,000	1,294,322
Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,000,000	1,029,110
Metropolitan Park District of Tacoma GO, 6.00%, 12/1/11, Prerefunded at 100% of Par (Ambac)(1)(2)	1,120,000	1,152,603
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/22(1)	1,000,000	1,109,080
Seattle Municipal Light & Power Rev., Series 2010 B, 5.00%, 2/1/19(1)	5,000,000	5,916,400
Snohomish County Edmonds School District No. 15 GO, 5.00%, 12/1/17 (NATL/FGIC/School Bond Guarantee)(1)	6,690,000	7,668,212
Washington GO, Series 1990 A, 6.75%, 2/1/15(1)	825,000	916,798
Washington Health Care Facilities Auth. Rev., Series 2006 D, (Providence Health & Services), 5.25%, 10/1/33 (AGM)(1)	4,500,000	4,577,625
Whitman County Pullman School District No. 267 GO, 5.625%, 6/1/12, Prerefunded at 100% of Par (AGM/School Bond Guarantee)(1)(2)	1,500,000	1,580,025
Yakima County School District No. 208 West Valley GO, 5.00%, 12/1/18 (NATL/School Bond Guarantee)(1)	1,675,000	1,902,850
		61,404,591
WISCONSIN — 1.4%
Wisconsin Clean Water Rev., Series 1991-1, 6.875%, 6/1/11(1)	710,000	710,000
Wisconsin GO, Series 2011-1, 5.00%, 5/1/19(3)	5,000,000	5,909,200
Wisconsin GO, Series 2011-1, 5.00%, 5/1/20(3)	3,000,000	3,545,820
Wisconsin GO, Series 2011-1, 5.00%, 5/1/21(3)	2,500,000	2,950,775
Wisconsin Health & Educational Facilities Auth. Rev., (Luther Hospital), 5.50%, 11/15/22(1)	4,655,000	5,137,677
Wisconsin Health & Educational Facilities Auth. Rev., (Luther Hospital), 5.75%, 11/15/30(1)	5,800,000	6,082,518
Wisconsin Health & Educational Facilities Auth. Rev., Series 2010 B, (Aurora Health Care), 5.00%, 7/15/13	2,000,000	2,111,180
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18(1)	500,000	595,725
		27,042,895

Value
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,924,096,143)	$2,006,661,129
OTHER ASSETS AND LIABILITIES — (0.2)%	(3,037,709)
TOTAL NET ASSETS — 100.0%	$2,003,623,420

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
717	U.S. Long Bond	September 2011	$89,512,969	$861,027

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
2,196	U.S. Treasury 2-Year Notes	September 2011	$481,335,750	$(897,066)

Notes to Schedule of Investments

ACA = American Capital Access
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
CIFG = CDC IXIS Financial Guaranty North America
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
NATL-IBC = National Public Finance Guarantee Corporation – Insured Bond Certificates
PSF-GTD = Permanent School Fund Guaranteed
Radian = Radian Asset Assurance, Inc.
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.

(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $603,409,000.
(2)	Escrowed to maturity in U.S. government securities or state and local government securities.
(3)	When-issued security.
(4)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(5)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2011
Assets
Investment securities, at value (cost of $1,924,096,143)	$2,006,661,129
Cash	606,986
Receivable for investments sold	1,769,557
Receivable for capital shares sold	2,916,395
Receivable for variation margin on futures contracts	179,250
Interest receivable	28,820,838
2,040,954,155

Liabilities
Payable for investments purchased	32,918,392
Payable for capital shares redeemed	2,669,812
Payable for variation margin on futures contracts	171,562
Accrued management fees	731,155
Distribution and service fees payable	13,717
Dividends payable	826,097
37,330,735

Net Assets	$2,003,623,420

Net Assets Consist of:
Capital paid in	$1,945,064,430
Accumulated net realized loss	(23,969,957)
Net unrealized appreciation	82,528,947
$2,003,623,420

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,717,929,899	155,393,821	$11.06
Institutional Class	$245,758,535	22,226,850	$11.06
A Class	$30,929,859	2,797,009	$11.06	*
C Class	$9,005,127	815,087	$11.05

*	Maximum offering price $11.58 (net asset value divided by 0.955)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MAY 31, 2011
Investment Income (Loss)
Income:
Interest	$80,976,720

Expenses:
Management fees	9,082,425
Distribution and service fees:
A Class	49,238
C Class	62,905
Trustees’ fees and expenses	87,105
Other expenses	39,182
9,320,855
Fees waived	(220,624)
9,100,231

Net investment income (loss)	71,876,489

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(559,197)
Futures contract transactions	(7,130,336)
(7,689,533)

Change in net unrealized appreciation (depreciation) on:
Investments	(5,489,145)
Futures contracts	761,599
(4,727,546)

Net realized and unrealized gain (loss)	(12,417,079)

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,459,410

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2011 AND MAY 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$71,876,489	$58,813,953
Net realized gain (loss)	(7,689,533)	140,676
Change in net unrealized appreciation (depreciation)	(4,727,546)	55,899,473
Net increase (decrease) in net assets resulting from operations	59,459,410	114,854,102

Distributions to Shareholders
From net investment income:
Investor Class	(62,106,128)	(52,623,677)
Institutional Class	(8,961,553)	(6,221,372)
A Class	(648,282)	(21,617)
C Class	(160,526)	(3,075)
Decrease in net assets from distributions	(71,876,489)	(58,869,741)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	84,338,596	565,416,373

Net increase (decrease) in net assets	71,921,517	621,400,734

Net Assets
Beginning of period	1,931,701,903	1,310,301,169
End of period	$2,003,623,420	$1,931,701,903

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2011

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Intermediate-Term Tax-Free Bond Fund (formerly Tax-Free Bond Fund) (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in investment-grade municipal obligations.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the A Class and C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.013% of its management fee. The fee waiver continues through July 31, 2011. The total amount of the waiver for each class for the year ended May 31, 2011 was $191,108, $26,358, $2,397 and $761 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended May 31, 2011 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended May 31, 2011 was 0.46% for the Investor Class, A Class and C Class and 0.26% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2011 were $421,413,815 and $261,994,208, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2011		Year ended May 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	51,217,652	$564,910,660	73,822,029	$806,596,776
Issued in reinvestment of distributions	4,946,484	54,522,234	4,214,681	46,089,491
Redeemed	(54,540,332)	(595,989,499)	(36,255,147)	(396,539,550)
	1,623,804	23,443,395	41,781,563	456,146,717
Institutional Class
Sold	10,886,822	119,733,765	12,249,630	134,096,397
Issued in reinvestment of distributions	643,930	7,096,407	509,099	5,570,113
Redeemed	(9,233,817)	(100,626,713)	(3,283,012)	(35,975,904)
	2,296,935	26,203,459	9,475,717	103,690,606
A Class
Sold	3,591,329	39,823,177	354,426	3,895,639
Issued in reinvestment of distributions	42,137	462,638	1,829	20,231
Redeemed	(1,192,709)	(12,976,665)	(3)	(37)
	2,440,757	27,309,150	356,252	3,915,833
C Class
Sold	806,430	8,923,771	150,727	1,660,703
Issued in reinvestment of distributions	11,574	126,966	255	2,825
Redeemed	(153,871)	(1,668,145)	(28)	(311)
	664,133	7,382,592	150,954	1,663,217
Net increase (decrease)	7,025,629	$84,338,596	51,764,486	$565,416,373

(1)	March 1, 2010 (commencement of sale) through May 31, 2010 for the A Class and C Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $179,250 in receivable for variation margin on futures contracts and as a liability of $171,562 in payable for variation margin on futures contracts. For the year ended May 31, 2011, the effect of interest rate risk derivative instruments on the Statement of Operations was $(7,130,336) in net realized gain (loss) on futures contract transactions and $761,599 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2011 and
May 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Exempt income	$71,845,300	$58,869,741
Taxable ordinary income	$31,189	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,924,096,143
Gross tax appreciation of investments	$92,111,904
Gross tax depreciation of investments	(9,546,918)
Net tax appreciation (depreciation) of investments	$82,564,986
Other book-to-tax adjustments	$(2,352,660)
Net tax appreciation (depreciation)	$80,212,326
Accumulated capital losses	$(15,803,355)
Capital loss deferral	$(5,849,981)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2015	2016	2017	2018	2019
$(1,643,796)	—	$(3,280,979)	$(9,195,317)	$(1,683,263)

The capital loss deferral represents net capital losses incurred in the seven-month period ended May 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2011		2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.09		$10.70	$10.74	$10.68	$10.67
Income From Investment Operations
Net Investment Income (Loss)	0.39	(1)	0.40 (1)	0.41	0.43	0.42
Net Realized and Unrealized Gain (Loss)	(0.03)		0.39	(0.04)	0.06	0.01
Total From Investment Operations	0.36		0.79	0.37	0.49	0.43
Distributions
From Net Investment Income	(0.39)		(0.40)	(0.41)	(0.43)	(0.42)
Net Asset Value, End of Period	$11.06		$11.09	$10.70	$10.74	$10.68

Total Return(2)	3.31%		7.48%	3.58%	4.66%	4.08%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.47	%(3)	0.48%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.53	%(3)	3.61%	3.89%	4.00%	3.91%
Portfolio Turnover Rate	14%		14%	37%	62%	43%
Net Assets, End of Period (in thousands)	$1,717,930		$1,705,065	$1,198,419	$1,002,648	$709,988

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.48% and 3.52%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31
	2011		2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.09		$10.70	$10.74	$10.68	$10.67
Income From Investment Operations
Net Investment Income (Loss)	0.41	(1)	0.42 (1)	0.43	0.45	0.44
Net Realized and Unrealized Gain (Loss)	(0.03)		0.39	(0.04)	0.06	0.01
Total From Investment Operations	0.38		0.81	0.39	0.51	0.45
Distributions
From Net Investment Income	(0.41)		(0.42)	(0.43)	(0.45)	(0.44)
Net Asset Value, End of Period	$11.06		$11.09	$10.70	$10.74	$10.68

Total Return(2)	3.51%		7.69%	3.78%	4.88%	4.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.27	%(3)	0.28%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.73	%(3)	3.81%	4.09%	4.20%	4.11%
Portfolio Turnover Rate	14%		14%	37%	62%	43%
Net Assets, End of Period (in thousands)	$245,759		$221,014	$111,882	$67,895	$10,567

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.28% and 3.72%, respectively, if a portion of the management fee had not been waived.

See Notes to Financial Statements.

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011		2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.09		$11.03
Income From Investment Operations
Net Investment Income (Loss)(2)	0.36		0.09
Net Realized and Unrealized Gain (Loss)	(0.03)		0.06
Total From Investment Operations	0.33		0.15
Distributions
From Net Investment Income	(0.36)		(0.09)
Net Asset Value, End of Period	$11.06		$11.09

Total Return(3)	3.05%		1.35%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.72	%(4)	0.73	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.28	%(4)	3.19	%(5)
Portfolio Turnover Rate	14%		14	%(6)
Net Assets, End of Period (in thousands)	$30,930		$3,951

(1)	March 1, 2010 (commencement of sale) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 0.73% and 3.27%, respectively, if a portion of the management fee had not been waived.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011		2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.08		$11.03
Income From Investment Operations
Net Investment Income (Loss)(2)	0.28		0.06
Net Realized and Unrealized Gain (Loss)	(0.03)		0.06
Total From Investment Operations	0.25		0.12
Distributions
From Net Investment Income	(0.28)		(0.07)
Net Asset Value, End of Period	$11.05		$11.08

Total Return(3)	2.28%		1.07%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.47	%(4)	1.48	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.53	%(4)	2.33	%(5)
Portfolio Turnover Rate	14%		14	%(6)
Net Assets, End of Period (in thousands)	$9,005		$1,673

(1)	March 1, 2010 (commencement of sale) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)
The ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.48% and 2.52%, respectively, if a portion of the management fee had not been waived.

(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended May 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Intermediate-Term Tax-Free Bond Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by
American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	849,873,197
	Against:	20,829,626
	Abstain:	34,787,405
	Broker Non-Vote:	239,751,525

Institutional Class	For:	107,159,557
	Against:	926,352
	Abstain:	1,732,655
	Broker Non-Vote:	70,719,163

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $71,654,562 as exempt interest dividends for the fiscal year ended May 31, 2011.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72034   1107

ANNUAL REPORT   MAY 31, 2011

Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	31
Proxy Voting Results	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bond (Muni) Market Update

As described in greater detail on the following pages, muni market conditions have improved significantly since our semiannual report for the six months ended November 30, 2010. That reporting period concluded during a two-and-a-half month span (from the end of October 2010 to the middle of January 2011) when muni prices plunged and yields soared as a supply and demand imbalance (explained on page 3) roiled the market. That turbulence was compounded by overblown default fears fueled by highly publicized pessimistic analyst reports that helped trigger a wave of withdrawals from muni mutual funds.

As 2011 unfolded, muni issuance declined dramatically and demand surged—falling prices and relatively high yields attracted an influx of opportunistic “cross-over” (non-typical) buyers to the muni market. Munis rallied from mid-January through the end of the full 12-month reporting period, rewarding those who stayed the course and saw the turbulence as a buying opportunity. Muni defaults have not approached the rates projected by pessimistic pundits at the end of last year, and additional economic growth—as well as increased municipal government austerity and budget-balancing measures—have helped stabilize municipal credit conditions since then.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from our muni portfolio management team. These dedicated experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal bond (muni) indices advanced for the 12 months ended May 31, 2011 (see the table below), but these moderately positive returns masked considerable volatility, particularly during the last seven months of the period.

Munis rallied modestly through the first five months of the period as U.S. economic conditions generally improved, providing a lift to munis and other credit-sensitive instruments. But market conditions changed dramatically from November 2010 through January 2011 as a supply and demand imbalance triggered a sharp decline in the muni market. Supply rose substantially as muni issuers rushed to take advantage of the Build America Bonds (BABs) program (in which states and municipalities issue taxable securities with federally subsidized interest rates) before its expiration at the end of 2010. Meanwhile, demand cratered as credit concerns—sparked by persistent state budget deficits and exaggerated media predictions of widespread muni defaults—led to heavy outflows from muni mutual funds.

The muni market bottomed in mid-January and then rebounded during the remainder of the period as a number of opportunistic, non-traditional “cross-over” investors gravitated to relatively attractive muni yields. Limited new issuance also contributed favorably to muni market performance—new muni issuance in the first five months of 2011 fell by 51% compared with the same period in 2010, constrained by issuer austerity measures and the expiration of the BABs program, which accelerated into 2010 many new issues that would otherwise have come to market in early 2011.

However, the severe decline from November through January dropped munis to the lower end of the investment return spectrum in a 12-month period dominated by stocks and high-yield corporate bonds. In addition, munis generally trailed the returns of Treasury securities and the broad taxable bond market. Intermediate-term munis fared best as short-term munis were held in check by a stable interest rate policy from the Federal Reserve, while longer-term munis suffered disproportionately from muni fund outflows. From a credit and sector perspective, higher-quality munis outperformed lower-rated credits, while general obligation bonds outpaced tax revenue bonds. Within the revenue bond segment, essential services bonds posted the best results, while health care lagged.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2011
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	5.22%	Aggregate Bond	5.84%
Municipal High Yield Bond	4.04%	Treasury Bond	4.49%
Municipal Bond	3.18%
Long-Term Municipal Bond	1.49%

3

Performance

Total Returns as of May 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	MMBAX	2.52% -2.10%	4.16% 3.22%	4.52%(1) 4.04%(1)	5.22%(1) 4.88%(1)	3/31/97
Barclays Capital Municipal Bond Index	—	3.18%	4.78%	5.02%	5.47%	—
Investor Class	ACLVX	2.77%	4.42%	—	4.37%	4/3/06
Institutional Class	ACLSX	2.97%	4.63%	—	4.57%	4/3/06
B Class No sales charge* With sales charge*	MMDBX	1.76% -2.24%	3.39% 3.21%	3.79%(1) 3.79%(1)	4.49%(1) 4.49%(1)	3/31/97
C Class	ACTCX	1.76%	3.39%	—	3.34%	4/3/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made May 31, 2001*

*	The A Class’s initial investment is $9,550 to reflect the maximum 4.50% initial sales charge.
**	Ending value may have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class
0.48%	0.28%	0.73%	1.48%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven Permut

Performance Summary

Long-Term Tax-Free returned 2.52%* for the fiscal year ended May 31, 2011. By comparison, the Barclays Capital Municipal Bond Index returned 3.18%, while the average return of the general municipal debt funds tracked by Lipper Inc. was 2.00%.** (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the generally positive performance of municipal bond (muni) indices (see page 3). The fund’s performance trailed the return of the broad Municipal Bond Index, however, as long-term munis lagged the rest of the muni market, but the fund outpaced its Lipper peer group average.

Credit Environment

The improving economic environment over the past year led to gradual improvements in state and local tax receipts. In the first three months of 2011, state tax revenues were up more than 9% from the same period in 2010. Nonetheless, many state and local governments continue to wrestle with daunting budget deficits—holdovers from the Great Recession that have been exacerbated by lingering weakness in the labor and housing markets, as well as increasing pension and health care funding pressures. We saw credit rating downgrades across the spectrum of muni issuers, but despite dire warnings of widespread defaults, the few actual defaults were confined to smaller issuers, and the muni default rate remained at a fraction of the corporate bond default rate.

Governments at all levels are taking steps to close their budget gaps through a combination of austerity measures, reserve fund utilization, and tax increases, and we are seeing signs of progress. For example, the state of New York approved a balanced budget early for the first time since 1983, erasing a $10 billion shortfall. One added challenge for fiscal 2012 budgets is the loss of federal aid that states have received over the past several years. But we still believe that the worst of the difficulties are behind us.

Portfolio Positioning

The fund’s outperformance of its peer group average was driven in part by a greater emphasis on higher-quality securities, reflecting our policy of taking measured credit risk. This approach paid off during the reporting period as higher-rated securities outperformed, especially during the market volatility in late 2010 and early 2011.

*
All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 4.50%. Had the sales charge been applied, returns would have been lower than those shown.

**
The average returns for Lipper General Municipal Debt Funds category were 3.17% and 3.91% for the five- and ten-year periods ended May 31, 2011, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2011 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

For much of the period, we limited the fund’s exposure to general obligation (GO) and local tax revenue bonds, given their budgetary challenges and the market’s response to them. However, non-traditional cross-over buyers that were drawn to the muni market in early 2011 flocked to large, liquid securities, including state GO bonds. As a result, our underweight position in GOs detracted from results. On the positive side, however, the fund benefited from individual security selection among GOs, with an emphasis on state GOs over local.

From a sector perspective, we focused on less economically sensitive sectors of the muni market. In particular, we emphasized essential services revenue bonds, which typically finance services such as water, sewer, and other utilities. Essential services bonds tend to be higher-quality securities, so they attracted demand from cross-over investors. Quality also factored into the underperformance of tobacco bonds, which are backed by a settlement agreement between 46 states and the major tobacco companies. Tobacco bonds tend to be lower-rated securities, which lagged during the period, so the fund’s limited exposure to these bonds contributed favorably to relative results.

We took most of our credit risk in the health care and higher education sectors, where we can use our fundamental credit research capabilities to find undervalued securities. However, the unusual supply and demand dynamics during the reporting period worked against these segments of the muni market, so our overweight positions detracted from performance.

Since late 2009, the fund has been positioned for a flatter Treasury yield curve (a narrower gap between short- and long-term Treasury yields). However, this positioning weighed on performance over the past year as the Treasury yield curve grew steeper, and it remains near historically wide levels. We are confident that this positioning will pay off over time as the Treasury curve eventually reverts to more normal levels.

Outlook

As we look to the second half of 2011, we believe that the supply and demand imbalances that have impacted the muni market over the last seven months will gradually abate, and fundamental credit stories will have a greater impact on muni performance going forward. We also believe that muni defaults will remain well below the levels predicted by some analysts at the end of last year.

As a result, we intend to maintain our current positioning, with an overweight position in high-quality essential services bonds, and selective investments in lower-rated health care and higher-education bonds. Among GOs, we remain underweight overall, but we favor state GOs over local GOs, as local governments face greater fiscal stress.

7

Fund Characteristics

MAY 31, 2011
Portfolio at a Glance
Weighted Average Maturity	15.5 years
Average Duration (Modified)	6.2 years

30-Day SEC Yield
Investor Class	3.51%
Institutional Class	3.71%
A Class	3.12%
B Class	2.52%
C Class	2.52%

A Class 30-Day Tax-Equivalent Yields(1)
25.00% Tax Bracket	4.16%
28.00% Tax Bracket	4.33%
33.00% Tax Bracket	4.66%
35.00% Tax Bracket	4.80%
(1)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
General Obligation (GO)	24%
Hospital Revenue	16%
Electric Revenue	12%
Transportation Revenue	12%
Water/Sewer/Gas Revenue	7%

Top Five States & Territories	% of net assets
California	18.0%
New York	16.3%
Illinois	6.8%
Texas	6.6%
Puerto Rico	5.1%

Types of Investments in Portfolio	% of net assets
Municipal Securities	97.4%
Municipal Inverse Floaters	0.3%
Other Assets and Liabilities	2.3%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/10	Ending Account Value 5/31/11	Expenses Paid During Period* 12/1/10 – 5/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,019.30	$2.42	0.48%
Institutional Class	$1,000	$1,020.30	$1.41	0.28%
A Class	$1,000	$1,018.00	$3.67	0.73%
B Class	$1,000	$1,014.30	$7.43	1.48%
C Class	$1,000	$1,014.30	$7.43	1.48%
Hypothetical
Investor Class	$1,000	$1,022.54	$2.42	0.48%
Institutional Class	$1,000	$1,023.54	$1.41	0.28%
A Class	$1,000	$1,021.29	$3.68	0.73%
B Class	$1,000	$1,017.55	$7.44	1.48%
C Class	$1,000	$1,017.55	$7.44	1.48%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MAY 31, 2011

	Principal Amount	Value
Municipal Securities — 97.4%
ALABAMA — 1.2%
East Alabama Health Care Facilities Auth. Rev., Series 2008 B, VRDN, 5.00%, 9/1/13(1)	$500,000	$526,500
ARIZONA — 2.6%
Mohave County Industrial Development Auth. Correctional Facilities Contract Rev., (Mohave Prison, LLC Expansion), 8.00%, 5/1/25(1)	200,000	220,126
Phoenix Civic Improvement Corp. Wastewater System Rev., (Senior Lien), 5.50%, 7/1/24(1)	250,000	279,540
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, (Electric System Distribution), 5.00%, 1/1/39(1)	335,000	345,539
University Medical Center Corp. Rev., 6.50%, 7/1/39(1)	300,000	305,826
		1,151,031
CALIFORNIA — 18.0%
Anaheim Public Financing Auth. Rev., (Electric System Distribution), 5.25%, 10/1/34(1)	400,000	411,480
Bay Area Toll Auth. Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39(1)	300,000	301,272
Bay Area Toll Auth. Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.125%, 4/1/39(1)	200,000	202,586
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22(1)	300,000	335,412
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16(1)	100,000	116,937
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22(1)	120,000	134,165
California GO, 5.00%, 6/1/25(1)	130,000	133,715
California GO, 5.625%, 4/1/26(1)	500,000	536,245
California GO, 5.75%, 4/1/27(1)	500,000	539,300
California GO, 5.00%, 2/1/28 (Ambac)(1)	200,000	207,690
California GO, 5.75%, 4/1/28(1)	500,000	535,900
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	5,000	6,502
California Health Facilities Financing Auth. Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38(1)	245,000	267,153
California Health Facilities Financing Auth. Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39(1)	300,000	307,503
California Public Works Board Lease Rev., Series 2005 A, (Department General Services - Butterfield), 5.00%, 6/1/15(1)	110,000	119,981
California State University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34(1)	300,000	302,013
California Statewide Communities Development Auth. Rev., (Proposition 1A Receivables), 5.00%, 6/15/13(1)	250,000	267,807
Chaffey Community College District GO, Series 2007 C, (Election of 2002), 5.00%, 6/1/32 (NATL)(1)	265,000	267,666
Desert Sands Unified School District COP, (Financing), 5.00%, 3/1/18(1)	50,000	54,172
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.00%, 6/1/17(1)	225,000	226,971
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47(1)	200,000	124,406

11

Principal Amount	Value
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/21(1)	$250,000	$271,560
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38(1)	250,000	258,573
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35(1)	400,000	414,924
Northern California Power Agency Rev., Series 2009 A, (Geothermal Project No. 3), 5.25%, 7/1/24(1)	200,000	216,684
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	250,000	223,543
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33(1)	290,000	322,555
San Diego Public Facilities Financing Sewer Auth. Rev., Series 2010 A, 5.25%, 5/15/24(1)	50,000	55,857
San Diego Public Facilities Financing Water Auth. Rev., Series 2010 A, 5.00%, 8/1/23(1)	70,000	77,452
Tuolumne Wind Project Auth. Rev., Series 2009 A, 5.875%, 1/1/29(1)	250,000	272,288
Vernon Electric System Rev., Series 2009 A, 5.50%, 8/1/15(1)	420,000	458,858
		7,971,170
COLORADO — 1.5%
Colorado Health Facilities Auth. Rev., Series 2008 D, (Catholic Health Initiatives), 6.25%, 10/1/33(1)	240,000	259,740
Regional Transportation District Private Activity Rev., (Denver Transit Partners), 6.00%, 1/15/41	200,000	200,540
University of Colorado Enterprise System Rev., Series 2009 A, 5.25%, 6/1/30(1)	200,000	212,678
		672,958
CONNECTICUT — 0.5%
Connecticut Health & Educational Facilities Auth. Rev., Series 2007 I, (Quinnipiac University), 5.00%, 7/1/17 (NATL)(1)	200,000	224,986
DELAWARE — 0.2%
New Castle County GO, Series 2009 A, 5.00%, 7/15/27(1)	100,000	109,413
DISTRICT OF COLUMBIA — 1.0%
Washington Metropolitan Area Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/17(1)	400,000	461,100
FLORIDA — 2.5%
Citizens Property Insurance Corp. Rev., Series 2010 A1, (Second High Risk Notes), 5.25%, 6/1/17(1)	200,000	214,410
Florida Board of Education Capital Outlay GO, Series 2007 G, 4.75%, 6/1/37 (NATL)(1)	250,000	250,072
Miami-Dade County Educational Facilities Auth. Rev., Series 2008 A, (University of Miami), 5.50%, 4/1/38(1)	200,000	201,290
Orlando Utilities Commission System Rev., Series 2009 B, 5.00%, 10/1/33(1)	100,000	103,565
St. Petersburg Health Facilities Auth. Rev., Series 2009 A, (All Children’s Health Facilities), 6.50%, 11/15/39	300,000	325,119
		1,094,456
GEORGIA — 3.2%
Atlanta Airport Rev., Series 2010 C, 5.75%, 1/1/23	250,000	284,855
Atlanta Airport Rev., Series 2010 C, 5.25%, 1/1/30	200,000	204,910
Fulton County Development Auth. Rev., Series 2001 A, (TUFF/Atlanta Housing, LLC Project at Georgia State University), 5.50%, 9/1/18 (Ambac)(1)	500,000	511,930
Georgia Municipal Electric Power Auth. Rev., Series 1998 Y, (Project One Special Obligation), 6.40%, 1/1/13 (Ambac)(1)	25,000	26,258

12

Principal Amount	Value
Metropolitan Atlanta Rapid Transit Auth. Rev., Series 2009 A, (Third Indenture), 5.00%, 7/1/39(1)	$400,000	$405,692
		1,433,645
GUAM — 1.0%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29(1)	250,000	254,492
Guam Power Auth. Rev., Series 2010 A, 5.50%, 10/1/40	200,000	185,998
		440,490
HAWAII — 0.4%
Hawaii Pacific Health Special Purpose Rev., Series 2010 B, 5.75%, 7/1/40(1)	200,000	185,904
IDAHO — 0.6%
Idaho Health Facilities Auth. Rev., (St. Luke’s Regional Medical Center), 5.00%, 7/1/35 (AGM)(1)	250,000	252,627
ILLINOIS — 6.8%
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/14(1)	200,000	217,890
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/15(1)	200,000	219,876
Chicago Board of Education GO, Series 2010 F, 5.00%, 12/1/16(1)	200,000	221,178
Illinois Finance Auth. Rev., Series 2008 D, (Advocate Health Care Network), 6.25%, 11/1/28(1)	200,000	220,662
Illinois Finance Auth. Rev., Series 2010 A, (Provena Health), 5.00%, 5/1/13(1)	400,000	411,520
Illinois GO, 5.00%, 1/1/17 (AGM)(1)	200,000	219,554
Illinois GO, Series 2006 A, 5.00%, 6/1/13(1)	475,000	502,541
Metropolitan Pier & Exposition Auth. Rev., Series 2002 A, (Capital Appreciation-McCormick Place Exposition), 5.81%, 12/15/31 (NATL)(1)(3)	825,000	244,975
Metropolitan Pier & Exposition Auth. Rev., Series 2010 B2, (Taxable - McCormick), 5.00%, 6/15/50(1)	250,000	224,680
Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/1/15(1)	250,000	265,708
Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/1/28(1)	250,000	251,492
		3,000,076
INDIANA — 1.1%
Indiana Bond Bank Rev., Series 2006 A, (Special Program), 5.00%, 8/1/20 (AGM)(1)	250,000	274,045
Indiana Municipal Power Agency Rev., Series 2009 B, (Power Supply System), 5.375%, 1/1/25(1)	200,000	214,650
		488,695
KENTUCKY — 1.2%
Kentucky Property & Buildings Community Rev., 5.50%, 11/1/28(1)	250,000	267,803
Kentucky Turnpike Auth. Economic Development Road Rev., Series 2008 A, (Revitalization), 5.00%, 7/1/17(1)	240,000	280,982
		548,785
MARYLAND — 1.0%
Maryland Economic Development Corp. Student Housing Rev., (University of Maryland, College Park), 5.00%, 6/1/19(1)	150,000	161,163
Maryland Health & Higher Educational Facilities Auth. Rev., Series 2008 A, (Johns Hopkins University), 5.00%, 7/1/18(1)	225,000	267,588
		428,751
MASSACHUSETTS — 3.3%
Massachusetts Bay Transportation Auth. Rev., Series 2008 A, (Assessment Bonds), 5.25%, 7/1/34(1)	200,000	212,178
Massachusetts Development Finance Agency Rev., (Suffolk University), 5.125%, 7/1/40	250,000	219,132
Massachusetts GO, Series 2008 A, (Consolidated Loan), 5.00%, 8/1/24(1)	200,000	220,754
Massachusetts Health & Educational Facilities Auth. Rev., (Boston Medical Center), 5.25%, 7/1/38(1)	200,000	165,474

13

Principal Amount	Value
Massachusetts Health & Educational Facilities Auth. Rev., Series 2009 A, (Harvard University), 5.50%, 11/15/36(1)	$200,000	$218,834
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 C, (Massachusetts Eye and Ear Infirmary), 5.375%, 7/1/35(1)	250,000	231,413
Massachusetts Health & Educational Facilities Auth. Rev., Series 2010 H, (Winchester Hospital), 5.25%, 7/1/38(1)	250,000	214,073
		1,481,858
MINNESOTA — 1.2%
Minneapolis-St. Paul Metropolitan Airports Commission Rev., Series 2007 B, 5.00%, 1/1/25 (NATL/FGIC)(1)	300,000	307,248
Minnesota GO, 5.00%, 6/1/18(1)	200,000	229,244
		536,492
MISSOURI — 0.6%
Missouri Health & Educational Facilities Auth. Rev., Series 2008 A, (Washington University), 5.375%, 3/15/39(1)	250,000	266,648
MONTANA — 0.2%
Montana Facility Finance Auth. Health Care Rev., (Kalispell Regional Medical Center), 5.00%, 7/1/35(1)	95,000	93,687
NEBRASKA — 0.4%
Nebraska Public Power District Rev., Series 2008 B, 5.00%, 1/1/24(1)	150,000	161,252
NEW JERSEY — 4.3%
Monmouth County GO, (County College Bonds), 4.00%, 9/15/19(1)	250,000	274,453
New Jersey GO, 5.00%, 6/1/17(1)	200,000	231,682
New Jersey GO, Series 2010 Q, 5.00%, 8/15/15(1)	250,000	285,900
New Jersey Health Care Facilities Auth. Rev., (Hackensack University Medical Center), 5.00%, 1/1/34(1)	200,000	176,552
New Jersey Health Care Facilities Financing Auth. Rev., (The Robert Wood Johnson Foundation), 5.00%, 7/1/31(1)	200,000	199,740
New Jersey State Turnpike Auth. Rev., Series 2009 H, 5.00%, 1/1/36(1)	250,000	251,165
New Jersey Transportation Trust Fund Auth. Rev., Series 2006 A, 5.25%, 12/15/20(1)	205,000	225,990
New Jersey Transportation Trust Fund Auth. Rev., Series 2010 D, 5.00%, 12/15/17(1)	250,000	279,532
		1,925,014
NEW YORK — 16.3%
Long Island Power Auth. Electric System Rev., Series 2008 A, 6.00%, 5/1/33(1)	250,000	274,645
Long Island Power Auth. Electric System Rev., Series 2008 B, 5.25%, 4/1/19 (AGC-ICC)(1)	150,000	171,407
Metropolitan Transportation Auth. Rev., Series 2008 C, 6.50%, 11/15/28(1)	250,000	288,115
Metropolitan Transportation Auth. Rev., Series 2010 G, 5.00%, 11/15/19(1)	250,000	282,825
New York City Municipal Water Finance Auth. Water & Sewer System Rev., Series 2004 C, 5.00%, 6/15/35(1)	250,000	252,060
New York City Municipal Water Finance Auth. Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43(1)	250,000	256,245
New York City Transitional Finance Auth. Rev., Series 2004 D2, (Future Tax Secured Bonds), 5.00%, 11/1/12(1)	215,000	229,087
New York City Transitional Finance Auth. Rev., Series 2009 S4, 5.50%, 1/15/39(1)	300,000	315,111
New York City Transitional Finance Auth. Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39(1)	200,000	206,436
New York GO, Series 2009 A, 5.00%, 2/15/39(1)	300,000	310,941
New York GO, Series 2009 C, 5.00%, 8/1/23(1)	500,000	556,080

14

Principal Amount	Value
New York GO, Series 2009 E, 5.00%, 8/1/16(1)	$400,000	$463,792
New York Local Government Assistance Corp. Rev., Series 2003 A5/6, 5.00%, 4/1/18(1)	270,000	317,115
New York State Dormitory Auth. Rev., (Columbia University), 4.00%, 7/1/13(1)	250,000	268,680
New York State Dormitory Auth. Rev., (Mental Health Services Facilities Improvement), 5.50%, 2/15/18(1)	300,000	350,853
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37(1)	400,000	401,764
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai School of Medicine), 5.00%, 7/1/14(1)	400,000	436,204
New York State Dormitory Auth. State Personal Income Tax Rev., Series 2008 A, 5.00%, 3/15/19(1)	300,000	346,734
New York State Environmental Facilities Corp. Rev., Series 2009 A, 5.125%, 6/15/38(1)	280,000	290,256
New York State Urban Development Corp. Rev., Series 2009 C, (State Personal Income Tax), 5.00%, 12/15/15(1)	120,000	139,202
New York Urban Development Corp. State Personal Income Tax Rev., Series 2008 A1, (Economic Development & Housing), 5.00%, 12/15/22(1)	340,000	377,264
Port Auth. of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42(1)	250,000	249,860
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	200,000	204,680
Troy Capital Resource Corp. Rev., Series 2010 A, (Rensselaer Polytechnic Institute), 5.125%, 9/1/40(1)	250,000	247,735
		7,237,091
NORTH CAROLINA — 2.6%
North Carolina Eastern Municipal Power Agency Rev., Series 2008 C, 6.75%, 1/1/24(1)	250,000	293,685
North Carolina Eastern Municipal Power Agency Rev., Series 2009 A, 5.00%, 1/1/18(1)	300,000	338,076
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)(2)	45,000	48,577
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2003 A, 5.50%, 1/1/13(1)	105,000	112,533
North Carolina Municipal Power Agency No. 1 Catawba Electric Rev., Series 2008 A, 5.25%, 1/1/16(1)	300,000	344,406
		1,137,277
OREGON — 1.9%
Clackamas County Hospital Facility Auth. Rev., Series 2009 A, (Legacy Health System), 5.50%, 7/15/35(1)	200,000	199,722
Oregon GO, Series 2009 A, (State Board of Higher Education), 5.00%, 8/1/38(1)	300,000	311,784
Oregon Health & Science University Rev., Series 2009 A, 5.75%, 7/1/39(1)	300,000	314,391
		825,897
PENNSYLVANIA — 4.0%
Allegheny County Industrial Development Auth. Rev., (Residential Resources, Inc.), 4.50%, 9/1/11(1)	345,000	346,570
Central Dauphin School District GO, 7.00%, 2/1/16, Prerefunded at 100% of Par (NATL)(1)(2)	500,000	631,170
Pennsylvania Turnpike Commission Rev., Series 2008 C, 6.00%, 6/1/28 (AGC)(1)	200,000	219,038
Philadelphia Gas Works Rev., Series 2009 A, (1998 General Ordinance), 5.00%, 8/1/16(1)	300,000	327,786

15

Principal Amount	Value
Philadelphia Water & Wastewater Rev., Series 2009 A, 5.25%, 1/1/36(1)	$250,000	$251,932
		1,776,496
PUERTO RICO — 5.1%
Puerto Rico Aqueduct & Sewer Auth. Rev., Series 2008 A, (Senior Lien), 5.00%, 7/1/14(1)	500,000	529,700
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/23(1)	250,000	250,265
Puerto Rico GO, Series 2008 A, 5.125%, 7/1/28(1)	200,000	192,608
Puerto Rico GO, Series 2011 C, (Public Improvement), 5.75%, 7/1/36(1)	385,000	379,448
Puerto Rico Highway & Transportation Auth. Rev., Series 2007 N, 5.25%, 7/1/30 (Ambac)(1)	525,000	503,003
Puerto Rico Public Buildings Auth. Rev., Series 2009 Q, 5.625%, 7/1/39(1)	400,000	386,036
		2,241,060
SOUTH CAROLINA — 0.4%
South Carolina Jobs-Economic Development Auth. Hospital Rev., (Palmetto Health), 5.75%, 8/1/39(1)	175,000	162,801
TENNESSEE — 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., Series 2008 A, (Vanderbilt University), 5.00%, 10/1/15(1)	225,000	260,840
TEXAS — 6.3%
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/14(1)	250,000	284,960
Dallas Area Rapid Transit Sales Tax Rev., Series 2010 A, (Senior Lien), 5.00%, 12/1/19(1)	250,000	297,615
Harris County Toll Road Rev., Series 2009 A, (Senior Lien), 5.00%, 8/15/38(1)	400,000	407,384
Houston Utility System Rev., Series 2011 A, (First Lien), 5.00%, 11/15/33(1)	250,000	258,658
Lower Colorado River Auth. Rev., 5.00%, 5/15/15(1)	200,000	227,752
North Texas Thruway Auth. Rev., (First Tier), 6.00%, 1/1/38(1)	300,000	308,565
North Texas Thruway Auth. Rev., Series 2008 H, (First Tier), VRDN, 5.00%, 1/1/13(1)	225,000	236,747
Tarrant County Cultural Education Facilities Finance Corp. Rev., (Scott & White Memorial Hospital and Scott, Sherwood & Brindley Foundation), 5.50%, 8/15/31(1)	250,000	252,940
University of North Texas Rev., Series 2009 A, 5.00%, 4/15/32	250,000	258,447
West Harris County Regional Water Auth. Rev., 5.00%, 12/15/35(1)	250,000	254,078
		2,787,146
UTAH — 1.3%
Utah State Board of Regents Rev., Series 2006 A, (University of Utah Hospital), 5.25%, 8/1/21 (NATL)(1)	250,000	290,700
Utah Transit Auth. Sales Tax Rev., Series 2008 A, 5.00%, 6/15/20(1)	250,000	288,035
		578,735
U.S. VIRGIN ISLANDS — 0.6%
Virgin Islands Public Finance Auth. Rev., Series 2010 A, (Matching Fund Loan Note, Senior Lien), 5.00%, 10/1/25(1)	250,000	248,340
VERMONT — 0.3%
Vermont Educational & Health Buildings Financing Agency Rev., (Middlebury College), 5.00%, 11/1/40(1)	150,000	155,175
VIRGINIA — 1.0%
Virginia Resources Auth. Clean Water Rev., (State Revolving Fund), 5.00%, 10/1/16(1)	200,000	237,836
Washington County Industrial Development Auth. Hospital Facility Rev., Series 2009 C, (Mountain States Health Alliance), 7.75%, 7/1/38(1)	200,000	223,382
		461,218

16

Principal Amount	Value
WASHINGTON — 1.6%
Port of Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/30(1)	$200,000	$206,810
Redmond GO, 5.00%, 12/1/21(1)	250,000	285,557
Washington GO, Series 2008 A, 5.00%, 7/1/20(1)	200,000	230,378
		722,745
WISCONSIN — 2.6%
Milwaukee Redevelopment Auth. Rev., (Milwaukee Public Schools - Neighborhood Schools Initiative), 5.125%, 8/1/13, Prerefunded at 100% of Par (Ambac)(1)(2)	475,000	521,868
Wisconsin Health & Educational Facilities Auth. Rev., (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39(1)	300,000	317,460
Wisconsin Transportation Rev., Series 2008 A, 5.00%, 7/1/18(1)	250,000	297,863
		1,137,191
TOTAL MUNICIPAL SECURITIES(Cost $41,301,984)		43,187,550
Municipal Inverse Floaters(4) — 0.3%
TEXAS — 0.3%
Texas GO, VRN, Inverse Floater, 11.49%, 9/30/11(1)(Cost $111,381)	110,000	113,624
TOTAL INVESTMENT SECURITIES — 97.7%(Cost $41,413,365)		43,301,174
OTHER ASSETS AND LIABILITIES — 2.3%		1,028,778
TOTAL NET ASSETS — 100.0%		$44,329,952

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
16	U.S. Long Bond	September 2011	$1,997,500	$19,214

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
49	U.S. Treasury 2-Year Notes	September 2011	$10,740,188	$(20,017)

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation
AGC-ICC = Assured Guaranty Corporation - Insured Custody Certificates
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
NATL = National Public Finance Guarantee Corporation
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $12,738,000.
(2)	Escrowed to maturity in U.S. government securities or state and local government securities.
(3)	Security is a zero-coupon municipal bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.
(4)
 Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change. Final maturity is indicated.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

MAY 31, 2011
Assets
Investment securities, at value (cost of $41,413,365)	$43,301,174
Cash	388,086
Receivable for capital shares sold	22,690
Receivable for variation margin on futures contracts	4,000
Interest receivable	701,558
44,417,508

Liabilities
Payable for capital shares redeemed	43,271
Payable for variation margin on futures contracts	3,828
Accrued management fees	17,750
Distribution and service fees payable	6,829
Dividends payable	15,878
87,556

Net Assets	$44,329,952

Net Assets Consist of:
Capital paid in	$44,017,482
Accumulated net investment loss	(194)
Accumulated net realized loss	(1,574,342)
Net unrealized appreciation	1,887,006
$44,329,952

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$23,673,863	2,173,555	$10.89
Institutional Class	$278,870	25,613	$10.89
A Class	$16,820,135	1,544,596	$10.89	*
B Class	$356,559	32,744	$10.89
C Class	$3,200,525	293,885	$10.89

*	Maximum offering price $11.40 (net asset value divided by 0.955)

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED MAY 31, 2011
Investment Income (Loss)
Income:
Interest	$1,923,261

Expenses:
Management fees	204,963
Distribution and service fees:
A Class	53,785
B Class	4,815
C Class	43,814
Trustees’ fees and expenses	1,883
Other expenses	4,041
313,301

Net investment income (loss)	1,609,960

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(152,485)
Futures contract transactions	(163,822)
(316,307)

Change in net unrealized appreciation (depreciation) on:
Investments	(409,216)
Futures contracts	14,881
(394,335)

Net realized and unrealized gain (loss)	(710,642)

Net Increase (Decrease) in Net Assets Resulting from Operations	$899,318

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2011 AND MAY 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$1,609,960	$1,410,650
Net realized gain (loss)	(316,307)	271,439
Change in net unrealized appreciation (depreciation)	(394,335)	962,508
Net increase (decrease) in net assets resulting from operations	899,318	2,644,597

Distributions to Shareholders
From net investment income:
Investor Class	(668,572)	(274,892)
Institutional Class	(9,795)	(97,171)
A Class	(789,367)	(900,601)
B Class	(14,064)	(22,829)
C Class	(128,162)	(140,522)
Decrease in net assets from distributions	(1,609,960)	(1,436,015)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	6,562,604	(10,048,893)

Net increase (decrease) in net assets	5,851,962	(8,840,311)

Net Assets
Beginning of period	38,477,990	47,318,301
End of period	$44,329,952	$38,477,990

Accumulated net investment loss	$(194)	—

See Notes to Financial Statements.

20

Notes to Financial Statements

MAY 31, 2011

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal income taxes consistent with preservation of capital. The fund pursues its objective by investing primarily in long-term investment-grade municipal obligations.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class and the C Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

21

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended May 31, 2011 was 0.47% for the Investor Class, A Class, B Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in

22

arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2011 were $16,355,255 and $9,232,421, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2011		Year ended May 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,444,990	$26,475,838	811,413	$8,827,225
Issued in reinvestment of distributions	57,071	617,819	23,733	257,652
Redeemed	(1,220,165)	(13,132,148)	(285,292)	(3,092,653)
	1,281,896	13,961,509	549,854	5,992,224
Institutional Class
Sold	22,206	250,246	11,253	121,300
Issued in reinvestment of distributions	903	9,795	9,047	95,125
Redeemed	(8,229)	(89,825)	(1,751,597)	(18,437,296)
	14,880	170,216	(1,731,297)	(18,220,871)
A Class
Sold	369,226	4,034,930	900,790	9,699,547
Issued in reinvestment of distributions	61,707	672,977	69,793	755,696
Redeemed	(1,030,311)	(11,024,657)	(772,429)	(8,367,857)
	(599,378)	(6,316,750)	198,154	2,087,386
B Class
Sold	—	—	1,035	11,150
Issued in reinvestment of distributions	1,164	12,700	1,871	20,217
Redeemed	(22,188)	(242,385)	(31,186)	(340,312)
	(21,024)	(229,685)	(28,280)	(308,945)
C Class
Sold	103,357	1,131,162	202,429	2,174,348
Issued in reinvestment of distributions	10,882	118,397	10,166	110,117
Redeemed	(212,966)	(2,272,245)	(173,723)	(1,883,152)
	(98,727)	(1,022,686)	38,872	401,313
Net increase (decrease)	577,647	$6,562,604	(972,697)	$(10,048,893)

23

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $4,000 in receivable for variation margin on futures contracts and as a liability of $3,828 in payable for variation margin on futures contracts. For the year ended May 31, 2011, the effect of interest rate risk derivative instruments on the Statement of Operations was $(163,822) in net realized gain (loss) on futures contract transactions and $14,881 in change in net unrealized appreciation (depreciation) on futures contracts.

24

8. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2011 and May 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Exempt income	$1,608,145	$1,436,015
Taxable ordinary income	$1,815	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$41,413,365
Gross tax appreciation of investments	$2,111,340
Gross tax depreciation of investments	(223,531)
Net tax appreciation (depreciation) of investments	$1,887,809
Other book-to-tax adjustments	$(69,581)
Net tax appreciation (depreciation)	$1,818,228
Accumulated capital losses	$(1,275,771)
Capital loss deferral	$(229,987)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2012	2013	2014	2015	2016	2017	2018	2019
$(8,266)	$(142,310)	$(389,668)	—	$(415,549)	$(175,946)	$(72,593)	$(71,439)

The capital loss deferral represents net capital losses incurred in the seven-month period ended May 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

25

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.02	$10.60	$10.56	$10.78	$10.70
Income From Investment Operations
Net Investment Income (Loss)	0.43 (1)	0.44 (1)	0.39	0.43	0.43
Net Realized and Unrealized Gain (Loss)	(0.13)	0.42	0.04	(0.22)	0.08
Total From Investment Operations	0.30	0.86	0.43	0.21	0.51
Distributions
From Net Investment Income	(0.43)	(0.44)	(0.39)	(0.43)	(0.43)
Net Asset Value, End of Period	$10.89	$11.02	$10.60	$10.56	$10.78

Total Return(2)	2.77%	8.32%	4.32%	1.99%	4.84%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.48%	0.48%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.94%	4.04%	3.84%	4.02%	4.00%
Portfolio Turnover Rate	23%	50%	40%	257%	101%
Net Assets, End of Period (in thousands)	$23,674	$9,824	3,622	$1,071	$222

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.02	$10.60	$10.56	$10.78	$10.70
Income From Investment Operations
Net Investment Income (Loss)	0.45 (1)	0.45 (1)	0.42	0.45	0.45
Net Realized and Unrealized Gain (Loss)	(0.13)	0.44	0.04	(0.22)	0.08
Total From Investment Operations	0.32	0.89	0.46	0.23	0.53
Distributions
From Net Investment Income	(0.45)	(0.47)	(0.42)	(0.45)	(0.45)
Net Asset Value, End of Period	$10.89	$11.02	$10.60	$10.56	$10.78

Total Return(2)	2.97%	8.53%	4.53%	2.19%	5.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.28%	0.28%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.14%	4.24%	4.04%	4.22%	4.20%
Portfolio Turnover Rate	23%	50%	40%	257%	101%
Net Assets, End of Period (in thousands)	$279	$118	$18,460	$17,661	$17,285

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

A Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.02	$10.60	$10.56	$10.78	$10.70
Income From Investment Operations
Net Investment Income (Loss)	0.40 (1)	0.41 (1)	0.37	0.40	0.41
Net Realized and Unrealized Gain (Loss)	(0.13)	0.43	0.04	(0.22)	0.08
Total From Investment Operations	0.27	0.84	0.41	0.18	0.49
Distributions
From Net Investment Income	(0.40)	(0.42)	(0.37)	(0.40)	(0.41)
Net Asset Value, End of Period	$10.89	$11.02	$10.60	$10.56	$10.78

Total Return(2)	2.52%	8.05%	4.06%	1.73%	4.58%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.73%	0.73%	0.74%	0.74%	0.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.69%	3.79%	3.59%	3.77%	3.75%
Portfolio Turnover Rate	23%	50%	40%	257%	101%
Net Assets, End of Period (in thousands)	$16,820	$23,618	$20,619	$9,320	$12,233

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

B Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.02	$10.60	$10.56	$10.78	$10.70
Income From Investment Operations
Net Investment Income (Loss)	0.32 (1)	0.33 (1)	0.29	0.32	0.32
Net Realized and Unrealized Gain (Loss)	(0.13)	0.43	0.04	(0.22)	0.08
Total From Investment Operations	0.19	0.76	0.33	0.10	0.40
Distributions
From Net Investment Income	(0.32)	(0.34)	(0.29)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.89	$11.02	$10.60	$10.56	$10.78

Total Return(2)	1.76%	7.24%	3.38%	0.87%	3.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48%	1.48%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.94%	3.04	2.84%	3.02%	3.00%
Portfolio Turnover Rate	23%	50%	40%	257%	101%
Net Assets, End of Period (in thousands)	$357	$592	$869	$1,158	$1,416

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

C Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.02	$10.60	$10.56	$10.78	$10.70
Income From Investment Operations
Net Investment Income (Loss)	0.32 (1)	0.33 (1)	0.29	0.32	0.32
Net Realized and Unrealized Gain (Loss)	(0.13)	0.43	0.04	(0.22)	0.08
Total From Investment Operations	0.19	0.76	0.33	0.10	0.40
Distributions
From Net Investment Income	(0.32)	(0.34)	(0.29)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.89	$11.02	$10.60	$10.56	$10.78

Total Return(2)	1.76%	7.25%	3.28%	0.98%	3.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.48%	1.48%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.94%	3.04%	2.84%	3.02%	3.00%
Portfolio Turnover Rate	23%	50%	40%	257%	101%
Net Assets, End of Period (in thousands)	$3,201	$4,325	$3,749	$1,152	$41

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Term Tax-Free Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2011

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by
American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B and C Classes	For:	20,804,091
	Against:	344,834
	Abstain:	407,593
	Broker Non-Vote:	13,106,456

Institutional Class	For:	93,402
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,603,008 as exempt interest dividends for the fiscal year ended May 31, 2011.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72032   1107

ANNUAL REPORT     MAY 31, 2011

New York Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	30
Proxy Voting Results	31
Management	32
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bond (Muni) Market Update

As described in greater detail on the following pages, muni market conditions have improved significantly since our semiannual report for the six months ended November 30, 2010. That reporting period concluded during a two-and-a-half month span (from the end of October 2010 to the middle of January 2011) when muni prices plunged and yields soared as a supply and demand imbalance (explained on page 3) roiled the market. That turbulence was compounded by overblown default fears fueled by highly publicized pessimistic analyst reports that helped trigger a wave of withdrawals from muni mutual funds.

As 2011 unfolded, muni issuance declined dramatically and demand surged—falling prices and relatively high yields attracted an influx of opportunistic “cross-over” (non-typical) buyers to the muni market. Munis rallied from mid-January through the end of the full 12-month reporting period, rewarding those who stayed the course and saw the turbulence as a buying opportunity. Muni defaults have not approached the rates projected by pessimistic pundits at the end of last year, and additional economic growth—as well as increased municipal government austerity and budget-balancing measures—have helped stabilize municipal credit conditions since then.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from our muni portfolio management team. These dedicated experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal bond (muni) indices advanced for the 12 months ended May 31, 2011 (see the table below), but these moderately positive returns masked considerable volatility, particularly during the last seven months of the period.

Munis rallied modestly through the first five months of the period as U.S. economic conditions generally improved, providing a lift to munis and other credit-sensitive instruments. But market conditions changed dramatically from November 2010 through January 2011 as a supply and demand imbalance triggered a sharp decline in the muni market. Supply rose substantially as muni issuers rushed to take advantage of the Build America Bonds (BABs) program (in which states and municipalities issue taxable securities with federally subsidized interest rates) before its expiration at the end of 2010. Meanwhile, demand cratered as credit concerns—sparked by persistent state budget deficits and exaggerated media predictions of widespread muni defaults—led to heavy outflows from muni mutual funds.

The muni market bottomed in mid-January and then rebounded during the remainder of the period as a number of opportunistic, non-traditional “cross-over” investors gravitated to relatively attractive muni yields. Limited new issuance also contributed favorably to muni market performance—new muni issuance in the first five months of 2011 fell by 51% compared with the same period in 2010, constrained by issuer austerity measures and the expiration of the BABs program, which accelerated into 2010 many new issues that would otherwise have come to market in early 2011.

However, the severe decline from November through January dropped munis to the lower end of the investment return spectrum in a 12-month period dominated by stocks and high-yield corporate bonds. In addition, munis generally trailed the returns of Treasury securities and the broad taxable bond market. Intermediate-term munis fared best as short-term munis were held in check by a stable interest rate policy from the Federal Reserve, while longer-term munis suffered disproportionately from muni fund outflows. From a credit and sector perspective, higher-quality munis outperformed lower-rated credits, while general obligation bonds outpaced tax revenue bonds. Within the revenue bond segment, essential services bonds posted the best results, while health care lagged.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2011
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	5.22%	Aggregate Bond	5.84%
Municipal High Yield Bond	4.04%	Treasury Bond	4.49%
Municipal Bond	3.18%
Long-Term Municipal Bond	1.49%

3

Performance

Total Returns as of May 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	ANYIX	2.66%	6.75%	6/30/09
Barclays Capital Municipal Bond Index	—	3.18%	6.60%	—
Institutional Class(1)	ANYOX	2.95%	4.03%	3/1/10
A Class(1) No sales charge* With sales charge*	ANYAX	2.40% -2.18%	6.49% 3.97%	6/30/09
C Class(1)	ANTCX	1.64%	5.70%	6/30/09

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made June 30, 2009

*	From 6/30/09, the Investor Class’s inception date. Not annualized.
**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.64%	0.44%	0.89%	1.64%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven Permut

Performance Summary

New York Tax-Free returned 2.66%* for the fiscal year ended May 31, 2011. By comparison, the Barclays Capital Municipal Bond Index returned 3.18%, while the average return of the New York municipal debt funds tracked by Lipper Inc. was 1.44%.** (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the generally positive performance of municipal bond (muni) indices (see page 3). The fund’s performance trailed the return of the broad Barclays Capital Municipal Bond Index, however, as New York munis lagged the broader municipal market, but the fund comfortably outpaced its Lipper peer group average.

Credit Environment

The improving economic environment over the past year led to gradual improvements in state and local tax receipts. In the first three months of 2011, state tax revenues were up more than 9% from the same period in 2010. Nonetheless, many state and local governments continue to wrestle with daunting budget deficits—holdovers from the Great Recession that have been exacerbated by lingering weakness in the labor and housing markets, as well as increasing pension and health care funding pressures. We saw credit rating downgrades across the spectrum of muni issuers, but despite dire warnings of widespread defaults, the few actual defaults were confined to smaller issuers, and the muni default rate remained at a fraction of the corporate bond default rate.

In New York, Governor Andrew Cuomo and the state legislature passed a budget for the 2012 fiscal year (which began on April 1) ahead of schedule for the first time since 1983. The balanced budget erased a $10 billion deficit through consolidation, spending caps, and cuts to education and health care. New York has solid credit ratings and a better pension situation than many other states, and it has been one of the more active states in issuing new bonds so far in 2011.

Portfolio Positioning

The fund’s outperformance of its peer group average was driven in part by a greater emphasis on higher-quality securities, reflecting our policy of taking measured credit risk. This approach paid off during the reporting period as higher-rated securities outperformed, especially during the market volatility in late 2010 and early 2011.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.
**
The average return for Lipper New York Municipal Debt Funds category was 6.60% since the fund’s inception on June 30, 2009. Data provided by Lipper Inc. — A Reuters Company. © 2011 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

For much of the period, we limited the fund’s exposure to general obligation (GO) and local tax revenue bonds, given their budgetary challenges and the market’s response to them. However, non-traditional cross-over buyers that were drawn to the muni market in early 2011 flocked to large, liquid securities, including state GO bonds. As a result, our underweight position in GOs detracted from results. On the positive side, the fund benefited from individual security selection among GOs, with an emphasis on New York City GOs.

From a sector perspective, we focused on less economically sensitive sectors of the muni market. In particular, we emphasized essential services revenue bonds, which typically finance services such as water, sewer, and other utilities. Essential services bonds tend to be higher-quality securities, so they attracted demand from cross-over investors, which helped essential services bonds outperform for the 12 months.

We took most of our credit risk in the health care and higher education sectors, where we can use our fundamental credit research capabilities to find undervalued securities. However, the unusual supply and demand dynamics during the reporting period worked against these segments of the muni market, so our overweight positions detracted from performance.

The fund also held a modest position in munis issued by U.S. territories such as Guam and Puerto Rico. These securities have the same state and federal tax exemptions as New York munis, and we use them to add yield to the portfolio.

Since late 2009, the fund has been positioned for a flatter Treasury yield curve (a narrower gap between short- and long-term Treasury yields). However, this positioning weighed on performance over the past year as the Treasury yield curve grew steeper, and it remains near historically wide levels. We are confident that this positioning will pay off over time as the Treasury curve eventually reverts to more normal levels.

Outlook

As we look to the second half of 2011, we believe that the supply and demand imbalances that have impacted the muni market over the last seven months will gradually abate, and fundamental credit stories will have a greater impact on muni performance going forward. We also believe that muni defaults will remain well below the levels predicted by some analysts at the end of last year.

As a result, we intend to maintain our current positioning, with an overweight position in high-quality essential services bonds, and selective investments in lower-rated health care and higher-education bonds. The fund remains underweight in GOs.

7

Fund Characteristics

MAY 31, 2011
Portfolio at a Glance
Weighted Average Maturity	14.3 years
Average Duration (Modified)	5.8 years

30-Day SEC Yields(1)
Investor Class	2.93%
Institutional Class	3.13%
A Class	2.56%
C Class	1.94%
Investor Class 30-Day Tax-Equivalent Yields(1)(2)
30.14% Tax Bracket	4.19%
32.93% Tax Bracket	4.37%
38.26% Tax Bracket	4.75%
40.83% Tax Bracket	4.95%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
Transportation Revenue	20%
General Obligation (GO)	15%
Water/Sewer/Gas Revenue	13%
Special Tax Revenue/Severance Tax	10%
Hospital Revenue	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	99.8%
Other Assets and Liabilities	0.2%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/10	Ending Account Value 5/31/11		Expenses Paid During Period(1) 12/1/10 – 5/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,020.80		$2.87	0.57%
Investor Class (before waiver)	$1,000	$1,020.80	(2)	$3.22	0.64%
Institutional Class (after waiver)	$1,000	$1,021.80		$1.87	0.37%
Institutional Class (before waiver)	$1,000	$1,021.80	(2)	$2.22	0.44%
A Class (after waiver)	$1,000	$1,019.60		$4.13	0.82%
A Class (before waiver)	$1,000	$1,019.60	(2)	$4.48	0.89%
C Class (after waiver)	$1,000	$1,015.80		$7.89	1.57%
C Class (before waiver)	$1,000	$1,015.80	(2)	$8.24	1.64%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.09		$2.87	0.57%
Investor Class (before waiver)	$1,000	$1,021.74		$3.23	0.64%
Institutional Class (after waiver)	$1,000	$1,023.09		$1.87	0.37%
Institutional Class (before waiver)	$1,000	$1,022.74		$2.22	0.44%
A Class (after waiver)	$1,000	$1,020.84		$4.13	0.82%
A Class (before waiver)	$1,000	$1,020.49		$4.48	0.89%
C Class (after waiver)	$1,000	$1,017.10		$7.90	1.57%
C Class (before waiver)	$1,000	$1,016.75		$8.25	1.64%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

MAY 31, 2011

	Principal Amount	Value
Municipal Securities — 99.8%
GUAM — 0.9%
Guam Government GO, Series 2009 A, 7.00%, 11/15/39(1)	$50,000	$51,611
Guam Power Auth. Rev., Series 2010 A, 5.50%, 10/1/40	200,000	185,998
		237,609
NEW YORK — 97.1%
Albany County Airport Auth. Rev., Series 2010 A, 5.00%, 12/15/20 (AGM)(1)	200,000	222,110
Brooklyn Arena Local Development Corp. Rev., (Barclays Center), 6.25%, 7/15/40(1)	250,000	251,550
Buffalo & Erie County Industrial Land Development Corp. Rev., Series 2011 A, (Buffalo St. College Foundation Housing), 5.375%, 10/1/41(2)	250,000	248,498
Erie County Fiscal Stability Auth. Rev., Series 2010 B, (Sales Tax and State Aid Secured Bond), 5.00%, 7/1/17	300,000	349,641
Erie County Tobacco Asset Securitization Corp. Rev., Series 2005 A, 5.00%, 6/1/38(1)	130,000	92,030
Erie County Water Auth. Rev., 5.00%, 12/1/18(1)	300,000	351,921
Hudson Yards Infrastructure Corp. Rev., Series 2006 A, 5.00%, 2/15/47(1)	300,000	269,424
Long Island Power Auth. Electric System Rev., Series 1998-2B, VRDN, 0.15%, 6/1/11 (LOC: Bayerische Landesbank)	200,000	200,000
Long Island Power Auth. Electric System Rev., Series 2003 B, 5.25%, 6/1/13(1)	145,000	157,466
Long Island Power Auth. Electric System Rev., Series 2003 C, 5.25%, 9/1/29 (CIFG)	335,000	361,023
Long Island Power Auth. Electric System Rev., Series 2006 F, 5.00%, 5/1/17 (NATL)(1)	100,000	114,652
Long Island Power Auth. Electric System Rev., Series 2008 A, 6.00%, 5/1/33(1)	385,000	422,953
Metropolitan Transportation Auth. Dedicated Tax Fund Rev., Series 2009 B, 5.00%, 11/15/34(1)	225,000	229,423
Metropolitan Transportation Auth. Dedicated Tax Fund Rev., Series 2011 A, 5.00%, 11/15/20(1)	150,000	172,551
Metropolitan Transportation Auth. Rev., Series 2002 A, 5.50%, 11/15/14 (Ambac)(1)	200,000	225,968
Metropolitan Transportation Auth. Rev., Series 2003 B, 5.25%, 11/15/21 (NATL/FGIC)(1)	300,000	342,189
Metropolitan Transportation Auth. Rev., Series 2005 A, 5.50%, 11/15/17 (Ambac)(1)	100,000	117,053
Metropolitan Transportation Auth. Rev., Series 2005 B, 5.25%, 11/15/23 (Ambac)(1)	305,000	342,939
Metropolitan Transportation Auth. Rev., Series 2005 B, 5.00%, 11/15/26 (Ambac)(1)	100,000	101,936
Metropolitan Transportation Auth. Rev., Series 2005 F, 5.00%, 11/15/15(1)	175,000	197,743
Metropolitan Transportation Auth. Rev., Series 2006 A, 5.00%, 11/15/19(1)	100,000	108,871
Metropolitan Transportation Auth. Rev., Series 2008 B, VRDN, 5.00%, 11/15/14(1)	115,000	128,174
Metropolitan Transportation Auth. Rev., Series 2010 D, 5.00%, 11/15/16(1)	100,000	114,618
Metropolitan Transportation Auth. Rev., Series 2010 D, 5.25%, 11/15/40(1)	100,000	101,149
Metropolitan Transportation Auth. Service Contract Rev., Series 2002 A, 5.125%, 1/1/29(1)	200,000	201,058
Nassau County Bridge Auth. Rev., 5.00%, 10/1/40	200,000	201,918
Nassau County GO, Series 2009 E, 4.00%, 6/1/13(1)	100,000	104,639
Nassau County Industrial Development Agency Rev., Series 2010 A, (New York Institute of Technology), 5.25%, 3/1/20(1)	200,000	217,736

11

Principal Amount	Value
Nassau County Interim Finance Auth. Rev., Series 2005 D, (Sales Tax Secured Bond), 5.00%, 11/15/12 (NATL)(1)	$100,000	$106,757
Nassau County Interim Finance Auth. Rev., Series 2005 D, (Sales Tax Secured Bond), 4.00%, 11/15/16 (NATL)(1)	110,000	121,504
Nassau County Tobacco Settlement Corp. Rev., Series 2006 A3, 5.00%, 6/1/35(1)	115,000	81,834
Nassau County Tobacco Settlement Corp. Rev., Series 2006 A3, 5.125%, 6/1/46(1)	100,000	62,006
New York City Industrial Development Agency Rev., (Queens Baseball Stadium), 5.00%, 1/1/12 (Ambac)(1)	115,000	116,294
New York City Industrial Development Agency Rev., (Queens Baseball Stadium), 5.00%, 1/1/20 (Ambac)(1)	185,000	183,276
New York City Industrial Development Agency Rev., Series 2009 A, (New York Stock Exchange), 4.00%, 5/1/12(1)	395,000	407,352
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2007 A, 5.00%, 6/15/38(1)	100,000	101,219
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2008 DD, (Second General Resolution), 6.00%, 6/15/40(1)	225,000	246,512
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 BB, (Second General Resolution), 5.00%, 6/15/27(1)	400,000	433,696
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 EE, 5.00%, 6/15/16(1)	115,000	134,946
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 EE, 5.25%, 6/15/40(1)	135,000	141,255
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 GG1, (Second General Resolution), 5.00%, 6/15/39(1)	200,000	204,848
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2009 GG2, (Second General Resolution), 5.00%, 6/15/35(1)	600,000	616,980
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2010 FF, (Second General Resolution), 5.00%, 6/15/25(1)	315,000	349,663
New York City Municipal Water Finance Auth. Water & Sewer Rev., Series 2011 EE, (Second General Resolution), 5.375%, 6/15/43(1)	300,000	318,615
New York City Municipal Water Finance Auth. Water & Sewer System Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43(1)	200,000	204,996
New York City Transitional Finance Auth. Building Aid Rev., Series 2009 S5, 5.25%, 1/15/39(1)	100,000	103,322
New York City Transitional Finance Auth. Rev., Series 1998 C, (Future Tax Secured Bonds), VRDN, 0.11%, 6/1/11 (LOC: Morgan Stanley Bank N.A.)(1)	300,000	300,000
New York City Transitional Finance Auth. Rev., Series 2007 B, (Future Tax Secured Bonds), 5.00%, 11/1/13(1)	145,000	159,970
New York City Transitional Finance Auth. Rev., Series 2009 A, (Future Tax Secured Bonds), 5.00%, 5/1/38(1)	100,000	102,859
New York City Transitional Finance Auth. Rev., Series 2010 I2, (Future Tax Secured Bonds), 5.00%, 11/1/27(1)	250,000	272,205
New York City Transitional Finance Auth. Rev., Series 2011 C, (Future Tax Secured Bonds), 5.00%, 11/1/39(1)	100,000	103,218

12

Principal Amount	Value
New York City Trust for Cultural Resources Rev., Series 2008 A1, (Lincoln Center), VRDN, 0.13%, 6/1/11 (LOC: Bank of America N.A.)(1)	$100,000	$100,000
New York City Trust for Cultural Resources Rev., Series 2008 A2, (Lincoln Center), VRDN, 0.13%, 6/1/11 (LOC: Bank of America N.A.)(1)	200,000	200,000
New York City Trust for Cultural Resources Rev., Series 2009 A, (Carnegie Hall), 5.00%, 12/1/29(1)	100,000	104,469
New York GO, Series 1994 H3, VRDN, 0.16%, 6/1/11 (AGM) (SBBPA: State Street Bank & Trust Co.)(1)	100,000	100,000
New York GO, Series 2004 G, 5.00%, 8/1/14(1)	180,000	201,206
New York GO, Series 2005 E2, VRDN, 0.14%, 6/1/11 (LOC: Bank of America N.A.)(1)	200,000	200,000
New York GO, Series 2005 M, 5.00%, 4/1/15 (AGM)(1)	325,000	368,644
New York GO, Series 2006 I8, VRDN, 0.13%, 6/1/11 (LOC: State Street Bank & Trust Co.)(1)	200,000	200,000
New York GO, Series 2008 A, 4.00%, 3/1/13(1)	125,000	132,430
New York GO, Series 2008 B1, 5.25%, 9/1/22(1)	100,000	112,169
New York GO, Series 2008 C, 5.25%, 8/1/17(1)	295,000	346,631
New York GO, Series 2009 C, 5.00%, 8/1/24(1)	250,000	273,563
New York GO, Series 2009 E, 5.00%, 8/1/20(1)	100,000	115,036
New York GO, Series 2009 I1, 5.00%, 4/1/24(1)	200,000	218,426
New York GO, Series 2009 I1, 5.30%, 4/1/27(1)	100,000	108,593
New York GO, Series 2009 I1, 5.375%, 4/1/36(1)	600,000	626,046
New York GO, Series 2009 J1, 5.00%, 5/15/31(1)	200,000	207,502
New York GO, Series 2009 J1, 5.00%, 5/15/36(1)	125,000	127,421
New York Liberty Development Corp. Rev., (Goldman Sachs Headquarters), 5.25%, 10/1/35(1)	200,000	200,258
New York State Dormitory Auth. Personal Income Tax Rev., Series 2008 B, 5.00%, 3/15/21(1)	200,000	228,920
New York State Dormitory Auth. Personal Income Tax Rev., Series 2009 B, 5.00%, 2/15/18(1)	240,000	281,544
New York State Dormitory Auth. Personal Income Tax Rev., Series 2009 D, 5.00%, 6/15/20(1)	180,000	209,369
New York State Dormitory Auth. Rev., (Brooklyn Law School), 5.75%, 7/1/33(1)	200,000	214,118
New York State Dormitory Auth. Rev., (Highland Hospital Rochester), 5.20%, 7/1/32(1)	200,000	199,482
New York State Dormitory Auth. Rev., (Manhattan Marymount), 5.00%, 7/1/14	200,000	216,416
New York State Dormitory Auth. Rev., (Mount Sinai School of Medicine), 5.25%, 7/1/24(1)	200,000	210,616
New York State Dormitory Auth. Rev., (Yeshiva University), 5.00%, 9/1/38(1)	200,000	203,298
New York State Dormitory Auth. Rev., Series 1998 C, (Memorial Sloan-Kettering Cancer Center), 5.25%, 7/1/13 (NATL)(1)	100,000	108,621
New York State Dormitory Auth. Rev., Series 2005 A, (State University Educational Facilities), 5.50%, 5/15/17 (NATL/FGIC)(1)	100,000	117,708
New York State Dormitory Auth. Rev., Series 2008 A2, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/26(1)	150,000	157,047
New York State Dormitory Auth. Rev., Series 2008 B, (New York University), 5.00%, 7/1/22(1)	100,000	110,259
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/30(1)	100,000	102,378

13

Principal Amount	Value
New York State Dormitory Auth. Rev., Series 2009 A, (North Shore Long Island Jewish Health System), 5.50%, 5/1/37(1)	$400,000	$401,764
New York State Dormitory Auth. Rev., Series 2009 A, (University of Rochester), 5.00%, 7/1/21(1)	100,000	111,036
New York State Dormitory Auth. Rev., Series 2010 A, (Cornell University), 5.00%, 7/1/40(1)	150,000	156,275
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/21(1)	250,000	269,865
New York State Dormitory Auth. Rev., Series 2010 A, (Mount Sinai Hospital), 5.00%, 7/1/22(1)	250,000	265,352
New York State Dormitory Auth. Rev., Series 2011 A, (Fordham University), 5.125%, 7/1/29(1)	100,000	103,337
New York State Dormitory Auth. Rev., Series 2011 A, (NYU Hospitals Center), 6.00%, 7/1/40(1)	150,000	153,361
New York State Environmental Facilities Corp. Clean Water & Drinking Rev., Series 2009 A, 5.00%, 6/15/29(1)	130,000	139,552
New York State Local Government Assistance Corp. Rev., Series 2008 A, (Senior Lien), 5.00%, 4/1/20(1)	225,000	257,888
New York State Local Government Assistance Corp. Rev., Series 2008 C, (Senior Lien), 5.00%, 4/1/15(1)	265,000	302,773
New York State Power Auth. Rev., Series 2007 C, 5.00%, 11/15/14 (NATL)(1)	130,000	147,381
New York State Thruway Auth. Highway & Bridge Trust Fund Rev., Series 2002 A, 5.25%, 4/1/12, Prerefunded at 100% of Par (AGM)(1)(3)	100,000	104,215
New York State Thruway Auth. Rev., Series 2007 H, 5.00%, 1/1/14 (NATL)(1)	150,000	163,632
New York State Thruway Auth. Second General Highway & Bridge Trust Fund Rev., Series 2005 B, 5.00%, 4/1/13 (NATL/FGIC)(1)	245,000	264,764
New York State Thruway Auth. Second General Highway & Bridge Trust Fund Rev., Series 2010 A, 5.00%, 4/1/26(1)	200,000	218,406
New York State Urban Development Corp. Rev., Series 2008 D, 5.25%, 1/1/21(1)	100,000	113,236
New York State Urban Development Corp. Rev., Series 2009 A1, (State Personal Income Tax), 5.00%, 12/15/28(1)	275,000	294,682
Niagara Falls Bridge Commission Toll Rev., Series 1993 A, (Bridge System), 4.00%, 10/1/19 (AGC)(1)	200,000	213,018
Onondaga County Trust for Cultural Resources Rev., Series 2010 B, (Syracuse University), 5.00%, 12/1/15(1)	170,000	192,909
Plainview Old Bethpage Central School District GO, 4.75%, 12/15/15(1)	200,000	232,128
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Fifty-Third Series), 5.00%, 7/15/35(1)	200,000	205,352
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Fifty-Third Series), 5.00%, 7/15/38(1)	235,000	240,569
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Forty-Ninth Series), 5.00%, 11/15/21(1)	100,000	111,068
Port Auth. of New York & New Jersey Rev., (Consolidated Bonds-One Hundred Sixty-Third Series), 5.00%, 7/15/32(1)	275,000	286,539
Port Auth. of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 5.00%, 12/1/20(1)	150,000	149,104

14

Principal Amount	Value
Port Auth. of New York & New Jersey Special Obligation Rev., (John F. Kennedy International Airport Terminal), 6.00%, 12/1/42(1)	$150,000	$149,916
Rome City School District GO, 5.00%, 6/15/13 (NATL/FGIC)	100,000	107,852
Sales Tax Asset Receivable Corp. Rev., Series 2004 A, 5.00%, 10/15/29 (Ambac)(1)	100,000	103,201
Sales Tax Asset Receivable Corp. Rev., Series 2004 A, 5.00%, 10/15/32 (Ambac)(1)	300,000	307,221
Saratoga County Water Auth. Rev., (Water System), 5.00%, 9/1/33(1)	200,000	206,426
South Colonie Central School District GO, 5.00%, 6/15/17	100,000	116,385
Syracuse GO, Series 2010 A, (Public Improvement), 5.00%, 12/15/17 (AGM)(1)	200,000	231,594
Tobacco Settlement Financing Corp. Rev., Series 2003 B1C, 5.50%, 6/1/21(1)	400,000	423,992
Town of Hempstead Local Development Corp. Rev., Series 2009 B, (Adelphi University), 5.25%, 2/1/39(1)	200,000	203,202
Triborough Bridge & Tunnel Auth. Rev., Series 2002 B, 5.25%, 11/15/12(1)	85,000	91,039
Triborough Bridge & Tunnel Auth. Rev., Series 2008 A, 5.00%, 11/15/20(1)	200,000	227,442
Triborough Bridge & Tunnel Auth. Rev., Series 2008 A, 5.00%, 11/15/33(1)	250,000	257,765
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	200,000	204,680
Triborough Bridge & Tunnel Auth. Rev., Series 2008 D, 5.00%, 11/15/14(1)	100,000	112,571
Triborough Bridge & Tunnel Auth. Rev., Series 2009 A2, 4.00%, 11/15/15(1)	150,000	166,171
Triborough Bridge & Tunnel Auth. Rev., Series 2010 A1, VRDN, 4.00%, 11/15/12(1)	350,000	367,220
White Plains School District GO, 4.25%, 6/15/16, (AGC)	100,000	113,918
		25,613,531
PUERTO RICO — 1.8%
Puerto Rico Electric Power Auth. Rev., Series 2003 NN, 5.25%, 7/1/23 (NATL)(1)	250,000	261,615
Puerto Rico Sales Tax Financing Corp. Rev., Series 2009 A, 5.75%, 8/1/37(1)	200,000	202,214
		463,829
TOTAL INVESTMENT SECURITIES — 99.8%(Cost $25,737,671)		26,314,969
OTHER ASSETS AND LIABILITIES — 0.2%		49,917
TOTAL NET ASSETS — 100.0%		$26,364,886

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
9	U.S. Long Bond	September 2011	$1,123,594	$10,808

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
29	U.S. Treasury 2-Year Notes	September 2011	$6,356,438	$(11,847)

15

Notes to Schedule of Investments

AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = Ambac Assurance Corporation
CIFG = CDC IXIS Financial Guaranty North America
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
NATL = National Public Finance Guarantee Corporation
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or futures contracts. At the period end, the aggregate value of securities pledged was $7,729,000.
(2)	When-issued security.
(3)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MAY 31, 2011
Assets
Investment securities, at value (cost of $25,737,671)	$26,314,969
Cash	1,337
Receivable for capital shares sold	350
Receivable for variation margin on futures contracts	2,250
Dividends and Interest receivable	323,882
26,642,788

Liabilities
Payable for investments purchased	245,755
Payable for capital shares redeemed	6,160
Payable for variation margin on futures contracts	2,266
Accrued management fees	12,329
Distribution and service fee payable	4,559
Dividends payable	6,833
277,902

Net Assets	$26,364,886

Net Assets Consist of:
Capital paid in	$25,859,745
Accumulated net investment loss	(83)
Accumulated net realized loss	(71,035)
Net unrealized appreciation	576,259
$26,364,886

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$13,238,029	1,246,725	$10.62
Institutional Class	$596,063	56,136	$10.62
A Class	$9,500,700	894,387	$10.62	*
C Class	$3,030,094	285,320	$10.62

*Maximum offering price $11.12 (net asset value divided by 0.955)

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MAY 31, 2011
Investment Income (Loss)
Income:
Interest	$962,651

Expenses:
Management fees	167,643
Distribution and service fees:
A Class	22,466
C Class	30,140
Trustees’ fees and expenses	1,133
Other expenses	3,179
224,561
Fees waived	(29,926)
194,635

Net investment income (loss)	768,016

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,968
Futures contract transactions	(96,823)
(65,855)

Change in net unrealized appreciation (depreciation) on:
Investments	(115,835)
Futures contracts	2,175
(113,660)

Net realized and unrealized gain (loss)	(179,515)

Net Increase (Decrease) in Net Assets Resulting from Operations	$588,501

See Notes to Financial Statements

18

Statement of Changes in Net Assets

YEAR ENDED MAY 31, 2011 AND PERIOD ENDED MAY 31, 2010(1)
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$768,016	$405,647
Net realized gain (loss)	(65,855)	28,643
Change in net unrealized appreciation (depreciation)	(113,660)	689,919
Net increase (decrease) in net assets resulting from operations	588,501	1,124,209

Distributions to Shareholders
From net investment income:
Investor Class	(448,691)	(187,737)
Institutional Class	(3,977)	(226)
A Class	(258,152)	(162,041)
C Class	(63,794)	(55,643)
From net realized gains:
Investor Class	(10,389)	(6,324)
Institutional Class	(19)	—
A Class	(6,265)	(5,992)
C Class	(2,258)	(2,659)
Decrease in net assets from distributions	(793,545)	(420,622)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	3,410,181	22,456,162

Net increase (decrease) in net assets	3,205,137	23,159,749

Net Assets
Beginning of period	23,159,749	—
End of period	$26,364,886	$23,159,749

Accumulated undistributed net investment income (loss)	$(83)	$6,598

(1)	June 30, 2009 (fund inception) through May 31, 2010.

See Notes to Financial Statements

19

Notes to Financial Statements

MAY 31, 2011

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. New York Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return through high current income that is exempt from federal and New York state and local income taxes. The fund pursues its objective by investing primarily in investment-grade municipal obligations.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. The Investor Class, A Class and C Class commenced sale on June 30, 2009, the fund’s inception date. Sale of the Institutional Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

20

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3225% to 0.4400%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. During the year ended May 31, 2011, the investment advisor voluntarily agreed to waive 0.07% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. In addition, the investment advisor voluntarily waived the remainder of the fund’s management fee from June 1, 2010 through June 30, 2010. The total amount of the waiver for each class for the year ended May 31, 2011 was $16,492, $90, $9,920 and $3,424 for the Investor Class, Institutional Class, A Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended May 31, 2011 was 0.63% for the Investor Class, A Class and C Class and 0.43% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended May 31, 2011 was 0.52% for the Investor Class, A Class and C Class and 0.35% for the Institutional Class.

21

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended May 31, 2011 are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets for each class for the year ended May 31, 2011 was 0.02% for the Investor Class, A Class and
C Class and 0.01% for the Institutional Class.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 41% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2011 were $9,431,036 and $5,195,702, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended May 31, 2011		Period ended May 31, 2010(1)(2)
	Shares	Amount	Shares	Amount
Investor Class
Sold	536,869	$5,731,520	1,205,903	$12,579,195
Issued in reinvestment of distributions	42,481	449,900	17,908	188,076
Redeemed	(469,488)	(4,914,619)	(86,948)	(914,387)
	109,862	1,266,801	1,136,863	11,852,884
Institutional Class
Sold	53,422	549,855	2,369	25,000
Issued in reinvestment of distributions	379	3,996	22	226
Redeemed	(56)	(594)	—	—
	53,745	553,257	2,391	25,226
A Class
Sold	352,044	3,711,251	765,768	7,900,007
Issued in reinvestment of distributions	18,184	192,085	11,950	125,542
Redeemed	(235,842)	(2,484,882)	(17,717)	(185,690)
	134,386	1,418,454	760,001	7,839,859
C Class
Sold	41,848	444,432	268,734	2,725,665
Issued in reinvestment of distributions	5,399	57,064	4,537	47,567
Redeemed	(31,876)	(329,827)	(3,322)	(35,039)
	15,371	171,669	269,949	2,738,193
Net increase (decrease)	313,364	$3,410,181	2,169,204	$22,456,162

(1)	June 30, 2009 (fund inception) through May 31, 2010 for the Investor Class, A Class and C Class.
(2)	March 1, 2010 (commencement of sale) through May 31, 2010 for the Institutional Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities and unrealized gain (loss) on futures contracts were classified as Level 2 and Level 1, respectively. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

23

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of interest rate risk derivative instruments as of May 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $2,250 in receivable for variation margin on futures contracts and as a liability of $2,266 in payable for variation margin on futures contracts. For the year ended May 31, 2011, the effect of interest rate risk derivative instruments on the Statement of Operations was $(96,823) in net realized gain (loss) on futures contract transactions and $2,175 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of New York than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the year ended May 31, 2011 and the period June 30, 2009 (fund inception) through May 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Exempt income	$774,697	$405,647
Taxable ordinary income	$18,848	$9,917
Long-term capital gains	—	$5,058

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of May 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$25,737,671
Gross tax appreciation of investments	$670,695
Gross tax depreciation of investments	(93,397)
Net tax appreciation (depreciation) of investments	$577,298
Other book-to-tax adjustments	$(1,977)
Net tax appreciation (depreciation)	$575,321
Accumulated capital losses	$(22,086)
Capital loss deferral	$(48,094)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2019.

The capital loss deferral represents net capital losses incurred in the seven-month period ended May 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

25

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.33	0.35
Net Realized and Unrealized Gain (Loss)	(0.05)	0.68
Total From Investment Operations	0.28	1.03
Distributions
From Net Investment Income	(0.33)	(0.34)
From Net Realized Gains	(0.01)	(0.01)
Total Distributions	(0.34)	(0.35)
Net Asset Value, End of Period	$10.62	$10.68

Total Return(3)	2.66%	10.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.54%	0.00	%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.65%	0.64	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.08%	3.60	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.97%	2.96	%(4)
Portfolio Turnover Rate	21%	16%
Net Assets, End of Period (in thousands)	$13,238	$12,136

(1)	June 30, 2009 (fund inception) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Ratio is less than 0.005%.

See Notes to Financial Statements.

26

Institutional Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.67	$10.55
Income From Investment Operations
Net Investment Income (Loss)(2)	0.35	0.10
Net Realized and Unrealized Gain (Loss)	(0.04)	0.12
Total From Investment Operations	0.31	0.22
Distributions
From Net Investment Income	(0.35)	(0.10)
From Net Realized Gains	(0.01)	—
Total Distributions	(0.36)	(0.10)
Net Asset Value, End of Period	$10.62	$10.67

Total Return(3)	2.95%	2.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.36%	0.00	%(4)(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.44%	0.44	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.26%	3.61	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.18%	3.17	%(4)
Portfolio Turnover Rate	21%	16	%(6)
Net Assets, End of Period (in thousands)	$596	$26

(1)	March 1, 2010 (commencement of sale) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Ratio is less than 0.005%.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2009 (fund inception) through May 31,2010.

See Notes to Financial Statements.

27

A Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.30	0.32
Net Realized and Unrealized Gain (Loss)	(0.05)	0.68
Total From Investment Operations	0.25	1.00
Distributions
From Net Investment Income	(0.30)	(0.31)
From Net Realized Gains	(0.01)	(0.01)
Total Distributions	(0.31)	(0.32)
Net Asset Value, End of Period	$10.62	$10.68

Total Return(3)	2.40%	10.16%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.79%	0.25	%(4)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.90%	0.89	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.83%	3.35	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.72%	2.71	%(4)
Portfolio Turnover Rate	21%	16%
Net Assets, End of Period (in thousands)	$9,501	$8,116

(1)	June 30, 2009 (fund inception) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

28

C Class
For a Share Outstanding Throughout the Years Ended May 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.68	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.22	0.25
Net Realized and Unrealized Gain (Loss)	(0.05)	0.68
Total From Investment Operations	0.17	0.93
Distributions
From Net Investment Income	(0.22)	(0.24)
From Net Realized Gains	(0.01)	(0.01)
Total Distributions	(0.23)	(0.25)
Net Asset Value, End of Period	$10.62	$10.68

Total Return(3)	1.64%	9.41%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.54%	1.00	%(4)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.65%	1.64	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.08%	2.60	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.97%	1.96	%(4)
Portfolio Turnover Rate	21%	16%
Net Assets, End of Period (in thousands)	$3,030	$2,882

(1)	June 30, 2009 (fund inception) through May 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the New York Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax-Free Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period June 30, 2009 through May 31, 2010 (commencement of operations) and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2011

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, and C Classes	For:	9,480,391
	Against:	150,880
	Abstain:	631,286
	Broker Non-Vote:	5,212,954

31

Proxy Voting Results

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $774,399 as exempt interest dividends for the fiscal year ended May 31, 2011.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72036   1107

ANNUAL REPORT     MAY 31, 2011

Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	19
Proxy Voting Results	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended May 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team.

This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Municipal Bond (Muni) Market Update

As described in greater detail on the following pages, muni market conditions have improved significantly since our semiannual report for the six months ended November 30, 2010. That reporting period concluded during a two-and-a-half month span (from the end of October 2010 to the middle of January 2011) when muni prices plunged and yields soared as a supply and demand imbalance (explained on page 3) roiled the market. That turbulence was compounded by overblown default fears fueled by highly publicized pessimistic analyst reports that helped trigger a wave of withdrawals from muni mutual funds.

As 2011 unfolded, muni issuance declined dramatically and demand surged—falling prices and relatively high yields attracted an influx of opportunistic “cross-over” (non-typical) buyers to the muni market. Munis rallied from mid-January through the end of the full 12-month reporting period, rewarding those who stayed the course and saw the turbulence as a buying opportunity. Muni defaults have not approached the rates projected by pessimistic pundits at the end of last year, and additional economic growth—as well as increased municipal government austerity and budget-balancing measures—have helped stabilize municipal credit conditions since then.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective from our muni portfolio management team. These dedicated experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Municipal bond (muni) indices advanced for the 12 months ended May 31, 2011 (see the table below), but these moderately positive returns masked considerable volatility, particularly during the last seven months of the period.

Munis rallied modestly through the first five months of the period as U.S. economic conditions generally improved, providing a lift to munis and other credit-sensitive instruments. But market conditions changed dramatically from November 2010 through January 2011 as a supply and demand imbalance triggered a sharp decline in the muni market. Supply rose substantially as muni issuers rushed to take advantage of the Build America Bonds (BABs) program (in which states and municipalities issue taxable securities with federally subsidized interest rates) before its expiration at the end of 2010. Meanwhile, demand cratered as credit concerns—sparked by persistent state budget deficits and exaggerated media predictions of widespread muni defaults—led to heavy outflows from muni mutual funds.

The muni market bottomed in mid-January and then rebounded during the remainder of the period as a number of opportunistic, non-traditional “cross-over” investors gravitated to relatively attractive muni yields. Limited new issuance also contributed favorably to muni market performance—new muni issuance in the first five months of 2011 fell by 51% compared with the same period in 2010, constrained by issuer austerity measures and the expiration of the BABs program, which accelerated into 2010 many new issues that would otherwise have come to market in early 2011.

However, the severe decline from November through January dropped munis to the lower end of the investment return spectrum in a 12-month period dominated by stocks and high-yield corporate bonds. In addition, munis generally trailed the returns of Treasury securities and the broad taxable bond market. Intermediate-term munis fared best as short-term munis were held in check by a stable interest rate policy from the Federal Reserve, while longer-term munis suffered disproportionately from muni fund outflows. From a credit and sector perspective, higher-quality munis outperformed lower-rated credits, while general obligation bonds outpaced tax revenue bonds. Within the revenue bond segment, essential services bonds posted the best results, while health care lagged.

U.S. Fixed-Income Total Returns
For the 12 months ended May 31, 2011
Barclays Capital Municipal Market Indices		Barclays Capital U.S. Taxable Market Indices
7 Year Municipal Bond	5.22%	Aggregate Bond	5.84%
Municipal High Yield Bond	4.04%	Treasury Bond	4.49%
Municipal Bond	3.18%
Long-Term Municipal Bond	1.49%

3

Performance

Total Returns as of May 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BNTXX	0.07%(1)	1.58%	1.51%	2.99%(1)	7/31/84

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MAY 31, 2011
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.06%
7-Day Effective Yield
After waiver(1)	0.01%
7-Day Tax-Equivalent Current Yields(1)(2)
25.00% Tax Bracket	0.01%
28.00% Tax Bracket	0.01%
33.00% Tax Bracket	0.01%
35.00% Tax Bracket	0.02%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for federal taxes only. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio at a Glance
Weighted Average Maturity	10 days
Weighted Average Life	12 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	97%
31-90 days	—
91-180 days	3%
More than 180 days	—

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/10	Ending Account Value 5/31/11		Expenses Paid During Period(1) 12/1/10 - 5/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.40		$2.19	0.44%
Investor Class (before waiver)	$1,000	$1,000.40	(2)	$2.49	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.74		$2.22	0.44%
Investor Class (before waiver)	$1,000	$1,022.44		$2.52	0.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MAY 31, 2011

	Principal Amount	Value
Municipal Securities — 99.0%
ALABAMA — 0.9%
Troy Health Care Auth. Rev., (Southeast Rural Health), VRDN, 0.28%, 6/2/11 (LOC: Troy Bank and Trust Co. and FHLB)	$2,075,000	$2,075,000
CALIFORNIA — 17.3%
Alameda County Industrial Development Auth. Rev., (BAT Properties LLC), VRDN, 0.33%, 6/2/11 (LOC: Bank of the West)	4,100,000	4,100,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	1,800,000	1,800,000
California Statewide Communities Development Auth. Rev., (Trinity Children & Family), VRDN, 0.38%, 6/1/11 (LOC: Citizens Business Bank and California State Teacher’s Retirement)	620,000	620,000
Los Angeles Unified School District Tax & Rev. Anticipation Notes GO, Series 2010 A, 2.00%, 6/30/11	3,000,000	3,003,148
Riverside County Rev., (Teeter Notes), 2.00%, 10/12/11	2,680,000	2,692,598
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.33%, 6/2/11 (LOC: Landesbank Baden-Wurttemberg)	16,900,000	16,900,000
Victorville Joint Powers Financing Auth. Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 1.50%, 6/2/11 (LOC: BNP Paribas)	11,840,000	11,840,000
		40,955,746
COLORADO — 2.4%
Avon Industrial Development Rev., (Kroger Co.), VRDN, 0.25%, 6/1/11 (LOC: U.S. Bank N.A.)	2,745,000	2,745,000
Thornton Industrial Development Rev., (Kroger Co.), VRDN, 0.25%, 6/1/11 (LOC: U.S. Bank N.A.)	2,900,000	2,900,000
		5,645,000
DELAWARE — 7.1%
Delaware Health Facilities Auth. Rev., (Beebe Medical Center), VRDN, 0.26%, 6/2/11 (LOC: PNC Bank N.A.)	16,805,000	16,805,000
FLORIDA — 4.4%
DeSoto County Industrial Development Rev., (Tremron, Inc.), VRDN, 0.29%, 6/2/11 (LOC: Branch Banking & Trust Co.)	2,000,000	2,000,000
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.19%, 6/1/11	4,800,000	4,800,000
JP Morgan Chase Trust Rev., Series 2009-3439, (PUTTERs/DRIVERs), VRDN, 0.28%, 6/2/11 (AGM-CR/XLCA) (LIQ FAC: JPMorgan Chase Bank N.A.)(1)	3,695,000	3,695,000
		10,495,000
GEORGIA — 8.2%
Clayton County Multi-Family Housing Auth. Rev., Series 1990 B, (Kimberly Forest), VRDN, 0.94%, 6/1/11 (AGM) (SBBPA: Societe Generale)	6,155,000	6,155,000
Clayton County Multi-Family Housing Auth. Rev., Series 1990 C, (Villa Rouge Apartments), VRDN, 0.94%, 6/1/11 (AGM) (SBBPA: Societe Generale)	6,955,000	6,955,000
Clayton County Multi-Family Housing Auth. Rev., Series 1990 D, (Kings Arms Apartments), VRDN, 0.94%, 6/1/11 (AGM) (SBBPA: Societe Generale)	3,315,000	3,315,000
Savannah Economic Development Auth. Rev., (YMCA of Coastal Georgia, Inc.), VRDN, 0.22%, 6/1/11 (LOC: Bank of America N.A.)	1,460,000	1,460,000
Stephens County Development Auth. Solid Waste Disposable Facilities Rev., (Caterpillar, Inc.), VRDN, 0.53%, 6/2/11	1,520,000	1,520,000
		19,405,000

8

Principal Amount	Value
HAWAII — 0.4%
Hawaii State Department of Budget & Finance Rev., Series 1999 A, (Palama Meat Co.), VRDN, 0.35%, 6/2/11 (LOC: Wells Fargo Bank N.A.)	$1,000,000	$1,000,000
ILLINOIS — 6.8%
Illinois Development Finance Auth. Rev., (Solomon Schechter Day School), VRDN, 0.40%, 6/1/11 (LOC: Bank of America N.A.)(1)	4,000,000	4,000,000
Illinois Finance Auth. Rev., (Merit School of Music), VRDN, 0.40%, 6/1/11 (LOC: Bank of America N.A.)	1,900,000	1,900,000
Illinois Finance Auth. Rev., (Village of Oak Park Residence), VRDN, 0.33%, 6/1/11 (LOC: Bank of America N.A.)(1)	4,000,000	4,000,000
Illinois Housing Development Auth. Multi-Family Housing Rev., (Rome Meadows), VRDN, 0.59%, 6/2/11 (LOC: First National Bank and FHLB)	1,910,000	1,910,000
McCook Rev., Series 1996 A, (St. Andrew Society), VRDN, 0.20%, 6/1/11 (LOC: Northern Trust Company)	600,000	600,000
McCook Rev., Series 1996 B, (St. Andrew Society), VRDN, 0.20%, 6/1/11 (LOC: Northern Trust Company)	1,700,000	1,700,000
Rock Island County Metropolitan Airport Auth. Rev., (Elliott Aviation), VRDN, 0.37%, 6/1/11 (LOC: U.S. Bank N.A.)	2,155,000	2,155,000
		16,265,000
INDIANA — 2.2%
Indiana Finance Auth. Industrial Development Rev., (TTP, Inc.), VRDN, 0.48%, 6/1/11 (LOC: Bank of America N.A.)(1)	2,135,000	2,135,000
Indiana Health Facility Financing Auth. Rev., (Stone Belt Arc, Inc.), VRDN, 0.40%, 6/1/11 (LOC: JPMorgan Chase Bank N.A.)	400,000	400,000
Jasper County Industrial Development Rev., (Newberry Farms LLC), VRDN, 0.33%, 6/1/11 (LOC: Farm Credit Services of America and Bank of the West)	2,800,000	2,800,000
		5,335,000
IOWA — 2.6%
Iowa Finance Auth. Economic Development Rev., Series 2009 B, (Midwestern Disaster Area), VRDN, 0.25%, 6/1/11	4,000,000	4,000,000
Iowa Finance Auth. Industrial Development Rev., (Embria Health Sciences), VRDN, 0.35%, 6/2/11 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
Iowa Higher Education Loan Auth. Rev., (Des Moines), VRDN, 0.13%, 6/1/11 (LOC: U.S. Bank N.A.)	1,150,000	1,150,000
		6,150,000
KANSAS — 0.5%
Shawnee Private Activity Rev., (Simmons Co.), VRDN, 0.35%, 6/1/11 (LOC: Wells Fargo Bank N.A.)(1)	1,310,000	1,310,000
KENTUCKY — 0.4%
Winchester Industrial Building Rev., (Kroger Co.), VRDN, 0.25%, 6/1/11 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
LOUISIANA — 2.3%
Louisiana Local Government Environmental Facilities & Community Development Auth. Rev., (Hollybrook Enterprises LLC), VRDN, 0.28%, 6/1/11 (LOC: First South Farm Credit and Wells Fargo Bank N.A.)	1,760,000	1,760,000
Terrebonne Economic Development Auth. Gulf Opportunity Zone Rev., (Buquet Distribution Co.), VRDN, 0.44%, 6/2/11 (LOC: Community Bank and FHLB)	3,680,000	3,680,000
		5,440,000
MAINE — 0.5%
Dover-Foxcroft Rev., (Pleasant River), VRDN, 0.33%, 6/1/11 (LOC: CoBANK ACB and Wells Fargo Bank N.A.)	1,160,000	1,160,000
MARYLAND — 3.6%

9

Principal Amount	Value
Baltimore Industrial Development Auth. Rev., (Baltimore Capital Acquisition), VRDN, 0.20%, 6/1/11 (LOC: Bayerische Landesbank)	$7,395,000	$7,395,000
Maryland Economic Development Corp. Rev., (Blind Industries & Services), VRDN, 0.28%, 6/1/11 (LOC: Bank of America N.A.)	1,215,000	1,215,000
		8,610,000
MASSACHUSETTS — 3.0%
Macon Trust Various States Rev., Series 2007-344, VRDN, 0.35%, 6/1/11 (LOC: Bank of America N.A.) (LIQ FAC: Bank of America N.A.)(1)	5,618,000	5,618,000
Massachusetts Industrial Finance Agency. Rev., (Abbott Box Co., Inc.), VRDN, 0.41%, 6/1/11 (LOC: Sovereign Bank F.S.B. and Bank of New York)	1,415,000	1,415,000
		7,033,000
MISSISSIPPI — 0.7%
Mississippi Business Finance Corp. Rev., Series 2004 B, VRDN, 0.30%, 6/1/11 (LOC: Wells Fargo Bank N.A.)	1,715,000	1,715,000
MISSOURI — 2.4%
St. Louis County Industrial Development Educational Facilities Auth. Rev., (Gateway Academy), VRDN, 0.28%, 6/2/11 (LOC: Midland States Bank N.A. & FHLB)	5,650,000	5,650,000
NEW YORK — 1.3%
New York City Capital Resources Corp. Rev., Series 2008 B3, (Various Loan Enhanced Assistance), VRDN, 0.27%, 6/1/11 (LOC: Bank of America N.A.)	2,500,000	2,500,000
New York City Industrial Development Agency Civic Facility Rev., (Peninsula Hospital Center), VRDN, 0.66%, 6/2/11 (LOC: JPMorgan Chase Bank N.A.)	595,000	595,000
		3,095,000
NORTH CAROLINA — 2.7%
Buncombe County GO, Series 2002 B, VRDN, 0.28%, 6/2/11 (SBBPA: Wells Fargo Bank N.A.)	1,050,000	1,050,000
Iredell County Industrial Facilities & Pollution Control Financing Auth. Rev., (Valspar Corp.), VRDN, 0.35%, 6/2/11 (LOC: Wells Fargo Bank N.A.)(1)	1,100,000	1,100,000
North Carolina Capital Facilities Finance Agency Rev., (Montessori Children’s Center), VRDN, 0.29%, 6/1/11 (LOC: Bank of America N.A.)	1,175,000	1,175,000
North Carolina Housing Finance Agency Rev., Series 2000 A, (Appalachian Student Housing Corp.), VRDN, 0.28%, 6/1/11 (LOC: Wells Fargo Bank N.A.)	710,000	710,000
North Carolina Medical Care Commission Health Care Facilities Rev., (Carolina Village, Inc.), VRDN, 0.28%, 6/2/11 (LOC: First Citizens Bank and Trust Co. and Wells Fargo Bank N.A.)	1,400,000	1,400,000
North Carolina Medical Care Commission Health Care Facilities Rev., (Stanley Total Living Center), VRDN, 0.28%, 6/2/11 (LOC: Wells Fargo Bank N.A.)(1)	905,000	905,000
		6,340,000
OHIO — 1.1%
Allen County Health Care Facilities Rev., (Mennonite Memorial Home), VRDN, 0.28%, 6/2/11 (LOC: Wells Fargo Bank N.A.)	940,000	940,000
University of Toledo Rev., Series 2008 B, VRDN, 0.15%, 6/1/11 (LOC: JPMorgan Chase & Co.)	1,600,000	1,600,000
		2,540,000
OKLAHOMA — 1.4%
Guymon Utilities Auth. Rev., (Seaboard Corp.), VRDN, 0.30%, 6/1/11 (LOC: Bank of the West)(1)	3,300,000	3,300,000
PENNSYLVANIA — 4.8%

10

Principal Amount	Value
Berks County Municipal Auth. Rev., Series 2009 A5, (Reading Hospital & Medical Center), VRN,0.38%, 6/2/11	$11,285,000	$11,285,000
PUERTO RICO — 0.5%
Austin Trust Various States Rev., Series 2008-355, VRDN, 0.34%, 6/1/11 (LOC: Bank of America N.A.) (SBBPA: Bank of America N.A.)(1)	1,084,000	1,084,000
TENNESSEE — 3.3%
Bradley County Industrial Development Board Rev., (Kroger Co.), VRDN, 0.25%, 6/1/11 (LOC: Bank of Nova Scotia)	7,880,000	7,880,000
TEXAS — 14.2%
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.32%, 6/1/11	11,500,000	11,500,000
Crawford Education Facilities Corp. Rev., Series 2004 A, (University Parking System), VRDN, 0.40%, 6/2/11 (LOC: BNP Paribas)	9,500,000	9,500,000
Hale County Industrial Development Corp. Rev., (Struikmans), VRDN, 0.33%, 6/1/11 (LOC: Farm Credit Services of America and Bank of the West)	3,000,000	3,000,000
Muleshoe Economic Development Corp. Industrial Development Rev., (John Lyle & Grace Ajean), VRDN, 0.28%, 6/2/11 (LOC: Wells Fargo Bank N.A.)	4,755,000	4,755,000
Texas Tax & Revenue Anticipation Notes Rev., 2.00%, 8/31/11	5,000,000	5,020,743
		33,775,743
WASHINGTON — 2.3%
Washington Economic Development Finance Auth. Rev., Series 2007 E, (Mesa Dairy LLC.), VRDN, 0.28%, 6/2/11 (LOC: Citizens Business Bank and Wells Fargo Bank N.A.)	3,780,000	3,780,000
Washington Finance Commission Nonprofit Housing Rev., (Nikkei Manor), VRDN, 0.49%, 6/1/11 (LOC: Bank of America N.A.)	1,750,000	1,750,000
		5,530,000
WISCONSIN — 1.7%
Milwaukee Redevelopment Auth. Rev., (La Causa, Inc.), VRDN, 0.42%, 6/1/11 (LOC: U.S. Bank N.A.)	2,175,000	2,175,000
Wisconsin Health & Educational Facilities Auth. Rev., (Edgewood College), VRDN, 0.13%, 6/1/11 (LOC: U.S. Bank N.A.)	1,450,000	1,450,000
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 A, (ProHealth Care, Inc.), VRDN, 0.13%, 6/1/11 (LOC: U.S. Bank N.A.)	500,000	500,000
		4,125,000
TOTAL INVESTMENT SECURITIES — 99.0%		235,003,489
OTHER ASSETS AND LIABILITIES — 1.0%		2,385,300
TOTAL NET ASSETS — 100.0%		$237,388,789

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation
AGM-CR = Assured Guaranty Municipal Corporation -
Custodian Receipts
DRIVERs = Derivative Inverse Tax-Exempt Receipts
FHLB = Federal Home Loan Bank
GO = General Obligation
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
PUTTERs = Puttable Tax-Exempt Receipts
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.
(1)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $27,147,000, which represented 11.4% of total net assets. None of these securities were considered illiquid.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MAY 31, 2011
Assets
Investment securities, at value (amortized cost and cost for federal tax purposes)	$235,003,489
Cash	673,140
Receivable for investments sold	1,475,046
Receivable for capital shares sold	456,605
Interest receivable	293,593
237,901,873

Liabilities
Payable for capital shares redeemed	425,331
Accrued management fees	87,636
Dividends payable	117
513,084
Net Assets	$237,388,789

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	237,411,874

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$237,392,044
Accumulated net realized loss	(3,255)
$237,388,789

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MAY 31, 2011
Investment Income (Loss)
Income:
Interest	$1,313,129

Expenses:
Management fees	1,254,064
Trustees’ fees and expenses	11,118
Other expenses	5,325
1,270,507
Fees waived	(138,407)
1,132,100

Net investment income (loss)	181,029

Net realized gain (loss) on investment transactions	11,425

Net Increase (Decrease) in Net Assets Resulting from Operations	$192,454

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MAY 31, 2011 AND MAY 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$181,029	$636,176
Net realized gain (loss)	11,425	1,777
Net increase (decrease) in net assets resulting from operations	192,454	637,953

Distributions to Shareholders
From net investment income	(181,029)	(636,176)

Capital Share Transactions
Proceeds from shares sold	132,562,468	202,106,984
Proceeds from reinvestment of distributions	175,398	606,100
Payments for shares redeemed	(176,234,786)	(256,608,412)
Net increase (decrease) in net assets from capital share transactions	(43,496,920)	(53,895,328)

Net increase (decrease) in net assets	(43,485,495)	(53,893,551)

Net Assets
Beginning of period	280,874,284	334,767,835
End of period	$237,388,789	$280,874,284

Transactions in Shares of the Fund
Sold	132,562,468	202,106,984
Issued in reinvestment of distributions	175,398	606,100
Redeemed	(176,234,786)	(256,608,412)
Net increase (decrease) in shares of the fund	(43,496,920)	(53,895,328)

See Notes to Financial Statements.

14

Notes to Financial Statements

MAY 31, 2011

1. Organization

American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek safety of principal and high current income that is exempt from federal income tax. The fund pursues its objective by investing primarily in cash-equivalent, high-quality municipal obligations.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. During the year ended May 31, 2011, the investment advisor voluntarily agreed to waive 0.054% of its management fee. The fee waiver continues through July 31, 2011. The effective annual management fee for the year ended May 31, 2011 was 0.49% before waiver and 0.44% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

16

5. Federal Tax Information

The tax character of distributions paid during the years ended May 31, 2011 and May 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Exempt income	$181,029	$636,176
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2011, the fund had accumulated capital losses of $(3,255), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

17

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended May 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	— (1)	— (1)	0.01	0.03	0.03
Distributions
From Net Investment Income	— (1)	— (1)	(0.01)	(0.03)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.07%	0.20%	1.47%	2.97%	3.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.45%	0.46%	0.50%	0.51%	0.52%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.50%	0.51%	0.53%	0.51%	0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07%	0.20%	1.45%	2.91%	3.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.02%	0.15%	1.42%	2.91%	3.22%
Net Assets, End of Period (in thousands)	$237,389	$280,874	$334,768	$313,542	$275,733

(1)	Per-share amount was less than $0.005.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for period less than one year are not annualized.

See Notes to Financial Statements.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Municipal Trust
and Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the five funds comprising the American Century Municipal Trust, hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
July 22, 2011

19

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Municipal Trust (the proposal was voted on by all shareholders of funds issued by American Century Municipal Trust):

Frederick L.A. Grauer	For:	1,732,355,276
	Withhold:	67,363,643
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	172,716,582
	Against:	4,568,124
	Abstain:	7,110,168
	Broker Non-Vote:	32,910,909

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (asset management firm) (2004 to 2006)	40	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

23

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $181,415 as exempt interest dividends for the fiscal year ended May 31, 2011.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Municipal Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-72035   1107

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $113,277
FY 2011:                    $113,262

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $7,700
FY 2011:                    $0

These services included assistance with communications and filings to the Internal Revenue Service for a change in accounting method.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $7,700
FY 2011:                    $0

These services included assistance with communications and filings to the Internal Revenue Service for a change in accounting method.

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $191,177
FY 2011:                    $161,109

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY MUNICIPAL TRUST

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 29, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 29, 2011